                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811- 4777
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                               MFS SERIES TRUST I
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                       Date of fiscal year end: August 31
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                   Date of reporting period: August 31, 2004
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
ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) CORE GROWTH FUND

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
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

MFS(R) CORE GROWTH FUND

The fund seeks to provide capital appreciation.

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A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT
PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

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TABLE OF CONTENTS
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MFS PRIVACY POLICY
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LETTER FROM THE CEO                                1
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MFS ORIGINAL RESEARCH(R)                           5
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MANAGEMENT REVIEW                                  6
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PORTFOLIO COMPOSITION                             10
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PERFORMANCE SUMMARY                               11
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EXPENSE TABLE                                     14
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PORTFOLIO OF INVESTMENTS                          16
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FINANCIAL STATEMENTS                              22
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NOTES TO FINANCIAL STATEMENTS                     37
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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            49
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TRUSTEES AND OFFICERS                             50
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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       54
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FEDERAL TAX INFORMATION                           55
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CONTACT INFORMATION                       BACK COVER

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LETTER FROM THE CEO
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Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning

    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

In the financial services, leisure, and transportation sectors, stock selection and, to a lesser extent, an overweighting in each sector held back relative returns. The chief detractors in financial services were an underweighted position in home loan firm Federal National Mortgage Association (Fannie Mae) and an overweighted position in student loan company SLM Corp (Sallie Mae). We sold our Fannie Mae position and thus missed some strong performance by the stock late in the period. Within a month after the period ended, however, Fannie's stock plunged on news that federal regulators had uncovered accounting problems and lax internal controls at the firm.

Several media holdings in the leisure sector, including Viacom and Clear Channel Communications, fell short of our growth expectations as they failed to enjoy the strong increases in advertising revenues we had anticipated in an improving economy. By period-end we had sold our Viacom and Clear Channel stock.

Positions in several low-cost air carriers, including Ireland-headquartered Ryanair, were key detractors in the transportation area. We sold our Ryanair position during the period. The stock was not a position in the portfolio's benchmark, the Russell 1000 Growth Index.

While the fund's technology positioning as a whole was positive for results, several technology stocks held back relative performance. Among these were storage management software firm VERITAS Software, online travel vendor IAC/ InterActiveCorp, and chip manufacturer Taiwan Semiconductor, which was not a holding in the fund's benchmark. VERITAS stock tumbled as the firm lowered its earnings projections and moved to restate prior-year results. IAC/ InterActiveCorp lost traction, we feel, on concerns that online booking agents would be shut out of more desirable flights and rooms as travel demand recovered. Taiwan Semiconductor shares retreated as investors, we believe, questioned the sustainability of the semiconductor business, cycle and by period-end we had sold our position.

Elsewhere in technology, underweighting cellular communications products firm QUALCOMM and missing much of the stock's strong rise over the period also subtracted from relative returns.

Our investment in discount retailer Kohl's hurt relative returns as well. Kohl's stock price declined as the firm, in our view, struggled to recover from an excess inventory situation.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, stock selection in the health care, technology, and industrial goods and services sectors contributed to relative performance.

Within health care, the fund benefited from its positions in medical products company C.R. Bard and biopharmaceutical firm Genzyme. C.R. Bard's stock rose as the company introduced several new products in the first half of 2004. Genzyme stock advanced after the company announced second-quarter 2004 results that topped consensus expectations. Genzyme, in our view, also surprised investors by maintaining previous 2004 earnings projections that many analysts had anticipated would be diluted by the firm's acquisition of Ilex Oncology.

The fund benefited as well from overweighting Cardinal Health early in the period and selling our position before the stock fell sharply. Shares in the drug and medical supply distributor plummeted following an earnings disappointment and the announcement of additional investigations into the firm's accounting practices.

In the technology sector, the portfolio benefited from holdings in security software firm Symantec and online auctioneer eBay. In our view, successful expansion into international markets was a key driver of eBay's strong performance. Underweighting semiconductor giant Intel, a large position in our benchmark, aided relative performance as well. We believe the stock declined because of investor concerns about the semiconductor industry's near-term prospects.

Manufacturing conglomerate Tyco International was the largest relative contributor in the industrial goods and services sector and in the fund as a whole. We believe Tyco's stock gained ground as a result of both the economic rebound and progress in restructuring by the firm's new management team. Tyco was not a position in the fund's benchmark.

Stocks in other sectors that helped relative results included retail giant Wal-Mart, cruise operator Carnival, and oil field services firm BJ Services. Carnival, which was not a holding in the portfolio's benchmark, benefited from stronger bookings over the period. We sold our Wal-Mart position during the period.

    Respectfully,

/s/ Margaret W. Adams                           /s/ Stephen Pesek

    Margaret W. Adams                               Stephen Pesek
    Portfolio Manager                               Portfolio Manager

Note to shareholders: Effective July 1, 2004, Margaret W. Adams became a manager of the portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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PORTFOLIO COMPOSITION
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          -------------------------------------------------------
          PORTFOLIO STRUCTURE
          -------------------------------------------------------

          Stocks                                            97.7%
          Cash and Other Net Assets                          2.3%

          -------------------------------------------------------
                         TOP 5 SECTOR WEIGHTINGS
          -------------------------------------------------------

          Health Care                                       28.6%
          -------------------------------------------------------
          Technology                                        22.6%
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          Retailing                                         10.0%
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          Financial Services                                 6.8%
          -------------------------------------------------------
          Leisure                                            6.5%
          -------------------------------------------------------

          -------------------------------------------------------
                        TOP 10 STOCK HOLDINGS
          -------------------------------------------------------

          JOHNSON & JOHNSON                                  3.6%
          -------------------------------------------------------
          MICROSOFT CORP.                                    3.0%
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          PFIZER INC.                                        2.9%
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          GENZYME CORP.                                      2.6%
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          PROCTER & GAMBLE CO.                               2.6%
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          CISCO SYSTEMS INC.                                 2.6%
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          TYCO INTERNATIONAL LTD.                            2.4%
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          DELL INC.                                          2.3%
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          ABBOTT LABORATORIES                                2.2%
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          AMGEN INC.                                         2.2%
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Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

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PERFORMANCE SUMMARY THROUGH 8/31/04
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The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2004. Index information is from January 2, 1996.)

                 MFS Core Growth     Russell 1000
                 Fund -- Class A     Growth Index

1/96                 $ 9,425           $10,000
8/98                  18,353            16,329
8/00                  42,876            32,325
8/02                  21,288            13,756
8/04                  23,688            16,532

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                        Class
   Share class      inception date      1-yr       3-yr       5-yr       Life*
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        A               1/2/96          2.08%     -4.50%     -3.51%     11.22%
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        B              12/31/99         1.49%     -5.08%     -4.06%     10.86%
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        C              12/31/99         1.42%     -5.10%     -4.06%     10.86%
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        I               1/2/97          2.39%     -4.15%     -3.19%     11.46%
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       R1              12/31/02         1.94%     -4.55%     -3.54%     11.21%
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       R2              10/31/03         1.87%     -4.57%     -3.55%     11.20%
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--------------------
Average annual
--------------------

   Comparative benchmarks               1-yr      3-yr       5-yr       Life*
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Average large-cap growth fund+          2.90%     -3.35%     -6.08%      4.96%
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Russell 1000 Growth Index#              5.36%     -2.20%     -7.35%      5.97%
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--------------------
Average annual
with sales charge
--------------------
   Share class
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        A                              -3.79%     -6.37%     -4.65%     10.47%
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        B                              -2.51%     -6.04%     -4.41%     10.86%
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        C                               0.42%     -5.10%     -4.06%     10.86%
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I, R1, and R2 Class shares do not have a sales charge. Please see Notes to
Performance Summary for more details.

--------------------
Cumulataive
without sales charge
--------------------

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        A                               2.08%    -12.91%    -16.37%    151.33%
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        B                               1.49%    -14.47%    -18.74%    144.20%
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        C                               1.42%    -14.52%    -18.71%    144.29%
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        I                               2.39%    -11.93%    -14.98%    155.92%
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       R1                               1.94%    -13.03%    -16.48%    150.98%
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       R2                               1.87%    -13.08%    -16.54%    150.81%
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* For the period from the commencement of the fund's investment operations,
  January 2, 1996, through August 31, 2004. Index information is from
  January 1, 1996.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

RUSSELL 1000 GROWTH INDEX - measures the performance of those companies in the Russell 1000 index with higher price to book and forecasted growth values. The Russell 1000 consists of the 1000 largest market cap companies in the Russell 3000 index.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

Class A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

The portfolio may invest in growth company securities which will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard & Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in small-, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing.

Please see the prospectus for further information regarding these and other risk considerations.

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EXPENSE TABLE
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FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004,
THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

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                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
          Actual           1.33%        $1,000            $955         $6.55
  A    -------------------------------------------------------------------------
          Hypothetical     1.33%        $1,000           $1,018        $6.77
--------------------------------------------------------------------------------
          Actual           1.97%        $1,000            $953         $9.70
  B    -------------------------------------------------------------------------
          Hypothetical     1.97%        $1,000           $1,015        $10.01
--------------------------------------------------------------------------------
          Actual           1.97%        $1,000            $953         $9.70
  C    -------------------------------------------------------------------------
          Hypothetical     1.97%        $1,000           $1,015        $10.01
--------------------------------------------------------------------------------
          Actual           0.98%        $1,000            $957         $4.83
  I    -------------------------------------------------------------------------
          Hypothetical     0.98%        $1,000           $1,020        $4.99
--------------------------------------------------------------------------------
          Actual           1.48%        $1,000            $955         $7.29
  R1   -------------------------------------------------------------------------
          Hypothetical     1.48%        $1,000           $1,018        $7.53
--------------------------------------------------------------------------------
          Actual           1.90%        $1,000            $954         $9.36
  R2   -------------------------------------------------------------------------
          Hypothetical     1.90%        $1,000           $1,015        $9.65
--------------------------------------------------------------------------------

* Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

---------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
---------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 91.5%
-------------------------------------------------------------------------------------------------
Aerospace - 0.6%
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                  65,400          $3,517,212
-------------------------------------------------------------------------------------------------

Airlines - 0.7%
-------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                302,500          $4,483,050
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.6%
-------------------------------------------------------------------------------------------------
Nike, Inc., "B"                                                       136,100         $10,249,691
-------------------------------------------------------------------------------------------------

Automotive - 0.8%
-------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                  82,100          $5,009,742
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 3.5%
-------------------------------------------------------------------------------------------------
American Express Co.                                                   64,600          $3,231,292
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       234,600          10,927,668
-------------------------------------------------------------------------------------------------
Freddie Mac                                                            68,200           4,577,584
-------------------------------------------------------------------------------------------------
SLM Corp.                                                             101,000           3,941,020
-------------------------------------------------------------------------------------------------
                                                                                      $22,677,564
-------------------------------------------------------------------------------------------------
Biotechnology - 7.9%
-------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          234,300         $13,891,647
-------------------------------------------------------------------------------------------------
Celgene Corp.^*                                                        41,100           2,332,425
-------------------------------------------------------------------------------------------------
Genentech, Inc.*                                                      189,700           9,253,566
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        307,100          16,583,400
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                123,600           8,544,468
-------------------------------------------------------------------------------------------------
                                                                                      $50,605,506
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.2%
-------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                   356,100         $10,031,337
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   127,800           3,917,070
-------------------------------------------------------------------------------------------------
                                                                                      $13,948,407
-------------------------------------------------------------------------------------------------
Chemicals - 1.4%
-------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                         61,500          $3,221,370
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                          163,900           5,998,740
-------------------------------------------------------------------------------------------------
                                                                                       $9,220,110
-------------------------------------------------------------------------------------------------

Computer Software - 6.0%
-------------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                             66,700          $2,301,817
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                       713,900          19,489,470
-------------------------------------------------------------------------------------------------
Oracle Corp.*                                                         313,100           3,121,607
-------------------------------------------------------------------------------------------------
Red Hat, Inc.^*                                                       248,300           3,044,158
-------------------------------------------------------------------------------------------------
Symantec Corp.*                                                       174,400           8,364,224
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                               143,200           2,394,304
-------------------------------------------------------------------------------------------------
                                                                                      $38,715,580
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 3.4%
-------------------------------------------------------------------------------------------------
EMC Corp.*                                                            995,900         $10,725,843
-------------------------------------------------------------------------------------------------
International Business Machines Corp.                                 132,100          11,187,549
-------------------------------------------------------------------------------------------------
                                                                                      $21,913,392
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 5.7%
-------------------------------------------------------------------------------------------------
Apollo Group, Inc., "A"*                                               61,800          $4,820,400
-------------------------------------------------------------------------------------------------
Career Education Corp.*                                                75,000           2,313,000
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                 147,200           7,948,800
-------------------------------------------------------------------------------------------------
Gillette Co.                                                          118,400           5,032,000
-------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                  296,000          16,567,120
-------------------------------------------------------------------------------------------------
                                                                                      $36,681,320
-------------------------------------------------------------------------------------------------
Electrical Equipment - 4.7%
-------------------------------------------------------------------------------------------------
Danaher Corp.                                                          66,200          $3,404,004
-------------------------------------------------------------------------------------------------
General Electric Co.                                                  346,300          11,355,177
-------------------------------------------------------------------------------------------------
Tyco International Ltd.                                               495,900          15,531,588
-------------------------------------------------------------------------------------------------
                                                                                      $30,290,769
-------------------------------------------------------------------------------------------------
Electronics - 1.9%
-------------------------------------------------------------------------------------------------
Applied Materials, Inc.*                                               96,700          $1,536,563
-------------------------------------------------------------------------------------------------
Intel Corp.                                                           342,800           7,298,212
-------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                        35,000           1,520,050
-------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                80,600           1,574,924
-------------------------------------------------------------------------------------------------
                                                                                      $11,929,749
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.7%
-------------------------------------------------------------------------------------------------
CVS Corp.                                                             264,600         $10,584,000
-------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 1.8%
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                         193,700          $9,685,000
-------------------------------------------------------------------------------------------------
SYSCO Corp.                                                            64,600           2,076,244
-------------------------------------------------------------------------------------------------
                                                                                      $11,761,244
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 2.2%
-------------------------------------------------------------------------------------------------
Carnival Corp.                                                        236,800         $10,843,072
-------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                              77,400           3,421,080
-------------------------------------------------------------------------------------------------
                                                                                      $14,264,152
-------------------------------------------------------------------------------------------------
General Merchandise - 3.4%
-------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                         198,000          $9,797,040
-------------------------------------------------------------------------------------------------
Target Corp.                                                          274,100          12,219,378
-------------------------------------------------------------------------------------------------
                                                                                      $22,016,418
-------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 1.1%
-------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                              101,700          $6,725,421
-------------------------------------------------------------------------------------------------

Insurance - 3.3%
-------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                           203,300          $8,152,330
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                    179,900          12,816,076
-------------------------------------------------------------------------------------------------
                                                                                      $20,968,406
-------------------------------------------------------------------------------------------------
Internet - 3.5%
-------------------------------------------------------------------------------------------------
eBay, Inc.*                                                           148,800         $12,877,152
-------------------------------------------------------------------------------------------------
IAC/InterActiveCorp^*                                                  75,000           1,710,750
-------------------------------------------------------------------------------------------------
Yahoo!, Inc.*                                                         277,600           7,914,376
-------------------------------------------------------------------------------------------------
                                                                                      $22,502,278
-------------------------------------------------------------------------------------------------
Leisure & Toys - 0.6%
-------------------------------------------------------------------------------------------------
Electronic Arts, Inc.^*                                                76,200          $3,793,236
-------------------------------------------------------------------------------------------------

Machinery & Tools - 0.8%
-------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                              58,500          $5,340,465
-------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 1.9%
-------------------------------------------------------------------------------------------------
Caremark Rx, Inc.                                                      33,700            $967,190
-------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.^*                               150,000           8,545,500
-------------------------------------------------------------------------------------------------
HCA, Inc.                                                              67,700           2,627,437
-------------------------------------------------------------------------------------------------
                                                                                      $12,140,127
-------------------------------------------------------------------------------------------------
Medical Equipment - 4.0%
-------------------------------------------------------------------------------------------------
Biomet, Inc.^                                                         100,500          $4,587,825
-------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                        60,100           3,371,610
-------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                       270,200          13,442,450
-------------------------------------------------------------------------------------------------
Waters Corp.*                                                          95,100           4,118,781
-------------------------------------------------------------------------------------------------
                                                                                      $25,520,666
-------------------------------------------------------------------------------------------------

Oil Services - 3.3%
-------------------------------------------------------------------------------------------------
BJ Services Co.*                                                      173,300          $8,327,065
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                    90,900           2,534,292
-------------------------------------------------------------------------------------------------
Halliburton Co.                                                        86,200           2,514,454
-------------------------------------------------------------------------------------------------
Smith International, Inc.^*                                           134,500           7,663,810
-------------------------------------------------------------------------------------------------
                                                                                      $21,039,621
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 2.6%
-------------------------------------------------------------------------------------------------
Apple Computer, Inc.*                                                  33,700          $1,162,313
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                           427,600          14,897,584
-------------------------------------------------------------------------------------------------
Network Appliance, Inc.*                                               32,200             646,254
-------------------------------------------------------------------------------------------------
                                                                                      $16,706,151
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 12.2%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                   343,700         $14,328,853
-------------------------------------------------------------------------------------------------
Allergan, Inc.                                                         54,400           4,060,960
-------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                       105,300           6,681,285
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                     401,000          23,298,100
-------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                          562,200          18,367,074
-------------------------------------------------------------------------------------------------
Wyeth                                                                 320,600          11,724,342
-------------------------------------------------------------------------------------------------
                                                                                      $78,460,614
-------------------------------------------------------------------------------------------------
Restaurants - 1.0%
-------------------------------------------------------------------------------------------------
ARAMARK Corp., "B"                                                    127,700          $3,232,087
-------------------------------------------------------------------------------------------------
YUM! Brands, Inc.                                                      85,900           3,411,089
-------------------------------------------------------------------------------------------------
                                                                                       $6,643,176
-------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.3%
-------------------------------------------------------------------------------------------------
Bunge Ltd.^                                                            41,200          $1,643,468
-------------------------------------------------------------------------------------------------

Specialty Stores - 3.4%
-------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                                                    140,400          $6,531,408
-------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                     223,600          11,112,920
-------------------------------------------------------------------------------------------------
PETsMART, Inc.                                                        116,400           3,266,184
-------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                         45,700             967,012
-------------------------------------------------------------------------------------------------
                                                                                      $21,877,524
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 3.2%
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                  872,600         $16,369,976
-------------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                        110,600           4,208,330
-------------------------------------------------------------------------------------------------
                                                                                      $20,578,306
-------------------------------------------------------------------------------------------------

Trucking - 0.8%
-------------------------------------------------------------------------------------------------
FedEx Corp.                                                            40,700          $3,336,993
-------------------------------------------------------------------------------------------------
United Parcel Service, Inc., "B"                                       24,500           1,789,725
-------------------------------------------------------------------------------------------------
                                                                                       $5,126,718
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $586,934,083
-------------------------------------------------------------------------------------------------

Foreign Stocks - 6.2%
-------------------------------------------------------------------------------------------------
Bermuda - 1.7%
-------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                              172,100          $4,491,810
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)^*                         280,100           6,475,912
-------------------------------------------------------------------------------------------------
                                                                                      $10,967,722
-------------------------------------------------------------------------------------------------
Canada - 0.4%
-------------------------------------------------------------------------------------------------
Research In Motion Ltd. (Telecommunications - Wireline)*               41,700          $2,511,174
-------------------------------------------------------------------------------------------------

Mexico - 0.9%
-------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications -
Wireless)                                                              56,800          $1,945,400
-------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)^                       70,300           3,383,539
-------------------------------------------------------------------------------------------------
                                                                                       $5,328,939
-------------------------------------------------------------------------------------------------
Sweden - 0.3%
-------------------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, ADR (Telecommunications -
Wireline)^*                                                            71,400          $1,930,656
-------------------------------------------------------------------------------------------------

Switzerland - 1.2%
-------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                     80,800          $7,867,832
-------------------------------------------------------------------------------------------------

United Kingdom - 1.7%
-------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                      116,100          $2,333,610
-------------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                      72,200           3,339,132
-------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                  2,340,000           5,337,100
-------------------------------------------------------------------------------------------------
                                                                                      $11,009,842
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $39,616,165
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $559,879,867)                                         $626,550,248
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04,
at Amortized Cost                                                  $4,385,000          $4,385,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 5.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                    32,961,616         $32,961,616
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total
to be received $17,104,746 (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account),
at Cost                                                           $17,104,000         $17,104,000
-------------------------------------------------------------------------------------------------
Total Investments(+) (Identified Cost, $614,330,483)                                 $681,000,864
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (6.2)%                                               (39,530,996)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $641,469,868
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
  ^ All or a portion of this security is on loan.
(+) As of August 31, 2004, three securities representing $16,544,064 and 2.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $32,152,802 of
securities on loan (identified cost, $614,330,483)              $681,000,864
-----------------------------------------------------------------------------------------------------
Cash                                                                     751
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $1)                           1
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    7,686,304
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      532,543
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    606,960
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                 589,873
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $690,417,296
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $10,297,272
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 5,067,231
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        32,961,616
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      13,145
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        423,873
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        10,183
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     102
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               1
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               174,005
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $48,947,428
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $641,469,868
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $751,896,016
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                   66,670,418
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (177,062,459)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                      (34,107)
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $641,469,868
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  44,044,063
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $404,511,297
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              27,490,107
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $14.71
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$14.71)                                                  $15.61
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $138,226,253
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               9,668,084
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.30
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $91,224,621
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               6,380,361
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.30
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $4,136,346
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 276,063
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.98
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $3,266,174
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 222,277
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.69
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $105,177
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   7,171
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.67
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04
NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $5,833,036
-----------------------------------------------------------------------------------------------------
  Interest                                                            185,674
-----------------------------------------------------------------------------------------------------
  Other#                                                              589,873
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (33,190)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $6,575,393
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                   $5,560,558
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                               21,035
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       1,657,972
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            1,640,486
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            1,559,476
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            1,093,027
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              15,900
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  96
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    48
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   60,728
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                       212,338
-----------------------------------------------------------------------------------------------------
  Printing                                                             87,168
-----------------------------------------------------------------------------------------------------
  Postage                                                              70,176
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                        37,882
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            9,254
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                       168,820
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $12,194,964
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (61,725)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (356,739)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $11,776,500
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                       $(5,201,107)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) (identified cost basis)

-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $69,914,977
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       (16,368)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                     $69,898,609
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                    $(47,792,870)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                                360
-----------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign
currency translation                                                                     $(47,792,510)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                          $22,106,099
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $16,904,992
-----------------------------------------------------------------------------------------------------

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                          2004                          2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss                                               $(5,201,107)              $(4,810,414)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                              69,898,609               (46,148,022)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                              (47,792,510)              111,640,686
-------------------------------------------------------       ---------------            --------------
Increase in net assets from operations                            $16,904,992               $60,682,250
-------------------------------------------------------       ---------------            --------------
Net increase (decrease) in net assets from fund share
transactions                                                    $(144,281,991)              $88,713,665
-------------------------------------------------------       ---------------            --------------
Redemption fees                                                        $1,504                       $--
-------------------------------------------------------       ---------------            --------------
Total increase (decrease) in net assets                         $(127,375,495)             $149,395,915
-------------------------------------------------------       ---------------            --------------

NET ASSETS

At beginning of period                                           $768,845,363              $619,449,448
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $34,107 and $103,737, respectively)                      $641,469,868              $768,845,363
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                              YEARS ENDED 8/31
                                                -----------------------------------------------------------------------------
CLASS A                                               2004               2003             2002            2001           2000

Net asset value, beginning of period                $14.41             $13.22           $16.89          $27.51         $19.46
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                            $(0.07)            $(0.07)          $(0.12)         $(0.11)        $(0.16)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    0.37               1.26            (3.55)          (9.73)          9.75
------------------------------------------------  --------             ------           ------          ------         ------
Total from investment operations                     $0.30              $1.19           $(3.67)         $(9.84)         $9.59
------------------------------------------------  --------             ------           ------          ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                        $--                $--              $--          $(0.53)        $(1.54)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                          --                 --               --           (0.25)            --
------------------------------------------------  --------             ------           ------          ------         ------
Total distributions declared to shareholders           $--                $--              $--          $(0.78)        $(1.54)
------------------------------------------------  --------             ------           ------          ------         ------
Redemption fees added to paid-in capital#            $0.00+++             $--              $--             $--            $--
------------------------------------------------  --------             ------           ------          ------         ------
Net asset value, end of period                      $14.71             $14.41           $13.22          $16.89         $27.51
------------------------------------------------  --------             ------           ------          ------         ------
Total return (%)(+)                                   2.08^              9.00           (21.73)         (36.57)         51.38
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                                -----------------------------------------------------------------------------
CLASS A (CONTINUED)                                   2004               2003             2002            2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                            1.36               1.42             1.47            1.52           1.25
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (0.47)             (0.52)           (0.76)          (0.56)         (0.69)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     261                312              257             283            303
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $404,511           $496,271         $417,986        $111,062        $10,833
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer service fees paid to Tarantino LLC. The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of the average daily net assets. Prior to January 1, 2000, the investment adviser and distributor voluntarily waived their fees. In consideration, the fund paid the investment adviser a fee not greater than 1.50% of average daily net assets. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                 $(0.08)               $--           $(0.11)         $(0.12)        $(0.39)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                            1.41                 --             1.43            1.57           2.20
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (0.52)                --            (0.72)          (0.61)         (1.64)
------------------------------------------------------------------------------------------------------------------------------
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
+++ Per share amount was less than $0.01.
  ^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEARS ENDED 8/31                              PERIOD
                                                 -------------------------------------------------------------        ENDED
CLASS B                                                2004               2003             2002           2001      8/31/00*

Net asset value, beginning of period                 $14.09             $13.01           $16.72         $27.41         $23.88
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                             $(0.16)            $(0.15)          $(0.22)        $(0.23)        $(0.28)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.37               1.23            (3.49)         (9.70)          3.81
-------------------------------------------------  --------             ------           ------         ------         ------
Total from investment operations                      $0.21              $1.08           $(3.71)        $(9.93)         $3.53
-------------------------------------------------  --------             ------           ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                         $--                $--              $--         $(0.52)           $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments
  and foreign currency transactions                      --                 --               --          (0.24)            --
-------------------------------------------------  --------             ------           ------         ------         ------
Total distributions declared to shareholders            $--                $--              $--         $(0.76)           $--
-------------------------------------------------  --------             ------           ------         ------         ------
Redemption fees added to paid-in capital#             $0.00+++             $--              $--            $--            $--
-------------------------------------------------  --------             ------           ------         ------         ------
Net asset value, end of period                       $14.30             $14.09           $13.01         $16.72         $27.41
-------------------------------------------------  --------             ------           ------         ------         ------
Total return (%)                                       1.49^              8.22           (22.13)        (37.01)         14.74++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                       YEARS ENDED 8/31                              PERIOD
                                                 -------------------------------------------------------------        ENDED
CLASS B (CONTINUED)                                    2004               2003             2002           2001      8/31/00*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             2.00               2.07             2.12           2.17           2.15+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.11)             (1.18)           (1.41)         (1.20)         (1.51)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      261                312              257            283            303
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)          $138,226           $155,602         $114,619        $68,839         $8,795
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer service fees paid to Tarantino LLC. The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of the average daily net assets. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                  $(0.17)               $--           $(0.21)        $(0.24)        $(0.40)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             2.05                 --             2.08           2.22           2.85+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.16)                --            (1.37)         (1.25)         (2.21)+
-----------------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class B shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The fund's net asset value and total return calculation include a non- recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEARS ENDED 8/31                             PERIOD
                                                   -----------------------------------------------------------        ENDED
CLASS C                                                 2004               2003            2002           2001      8/31/00*

Net asset value, beginning of period                  $14.10             $13.02          $16.73         $27.43         $23.88
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                              $(0.16)            $(0.15)         $(0.22)        $(0.23)        $(0.27)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.36               1.23           (3.49)         (9.70)          3.82
---------------------------------------------------  -------             ------          ------         ------         ------
Total from investment operations                       $0.20              $1.08          $(3.71)        $(9.93)         $3.55
---------------------------------------------------  -------             ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                          $--                $--             $--         $(0.53)           $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --                 --              --          (0.24)            --
---------------------------------------------------  -------             ------          ------         ------         ------
Total distributions declared to shareholders             $--                $--             $--         $(0.77)           $--
---------------------------------------------------  -------             ------          ------         ------         ------
Redemption fees added to paid-in capital#              $0.00+++             $--             $--            $--            $--
---------------------------------------------------  -------             ------          ------         ------         ------
Net asset value, end of period                        $14.30             $14.10          $13.02         $16.73         $27.43
---------------------------------------------------  -------             ------          ------         ------         ------
Total return (%)                                        1.42^              8.29          (22.18)        (36.99)         14.82++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                        YEARS ENDED 8/31                             PERIOD
                                                   -----------------------------------------------------------        ENDED
CLASS C (CONTINUED)                                     2004               2003            2002           2001      8/31/00*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                              2.00               2.07            2.12           2.17           2.15+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.12)             (1.18)          (1.41)         (1.20)         (1.50)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       261                312             257            283            303
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $91,225           $110,786         $82,441        $45,879         $4,750
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer service fees paid to Tarantino LLC. The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of the average daily net assets. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.17)               $--          $(0.21)        $(0.24)        $(0.39)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              2.05                 --            2.08           2.22           2.85+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.17)                --           (1.37)         (1.25)         (2.22)+
-----------------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class C shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                                YEARS ENDED 8/31
                                                    -------------------------------------------------------------------------
CLASS I                                                  2004              2003            2002           2001           2000

Net asset value, beginning of period                   $14.63            $13.37          $17.01         $27.63         $19.47
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                               $(0.02)           $(0.02)         $(0.06)        $(0.03)        $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       0.37              1.28           (3.58)         (9.80)          9.79
-----------------------------------------------------  ------            ------          ------         ------         ------
Total from investment operations                        $0.35             $1.26          $(3.64)        $(9.83)         $9.70
-----------------------------------------------------  ------            ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                           $--               $--             $--         $(0.54)        $(1.54)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                        --                --              --          (0.25)            --
-----------------------------------------------------  ------            ------          ------         ------         ------
Total distributions declared to shareholders              $--               $--             $--         $(0.79)        $(1.54)
-----------------------------------------------------  ------            ------          ------         ------         ------
Redemption fees added to paid-in capital#               $0.00+++            $--             $--            $--            $--
-----------------------------------------------------  ------            ------          ------         ------         ------
Net asset value, end of period                         $14.98            $14.63          $13.37         $17.01         $27.63
-----------------------------------------------------  ------            ------          ------         ------         ------
Total return (%)                                         2.39^             9.42          (21.40)        (36.39)         51.77
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                                YEARS ENDED 8/31
                                                    -------------------------------------------------------------------------
CLASS I (CONTINUED)                                      2004              2003            2002           2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               1.01              1.07            1.12           1.15           0.94
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.11)            (0.16)          (0.39)         (0.14)         (0.37)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        261               312             257            283            303
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)              $4,136            $4,317          $4,403         $7,381        $11,483
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer service fees paid to Tarantino LLC. The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of the average daily net assets. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                    $(0.02)              $--          $(0.06)        $(0.04)        $(0.39)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               1.06                --            1.08           1.20           1.84
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.16)               --           (0.35)         (0.19)         (1.27)
-----------------------------------------------------------------------------------------------------------------------------
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $0.01.
  ^ The fund's net asset value and total return calculation include a non- recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                    YEAR ENDED    PERIOD ENDED
CLASS R1**                                           8/31/04       8/31/03*

Net asset value, beginning of period                 $14.41        $12.35
-------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                             $(0.09)       $(0.08)
-------------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency                                 0.37          2.14###
---------------------------------------------------  ------        ------
Total from investment operations                      $0.28         $2.06
---------------------------------------------------  ------        ------
Redemption fees added to paid-in capital#             $0.00+++        $--
---------------------------------------------------  ------        ------
Net asset value, end of period                       $14.69        $14.41
---------------------------------------------------  ------        ------
Total return (%)                                       1.94^        16.68++
-------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             1.51          1.65+
-------------------------------------------------------------------------
Net investment loss                                   (0.60)        (0.82)+
-------------------------------------------------------------------------
Portfolio turnover                                      261           312
-------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $3,266        $1,869
-------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                  $(0.10)          $--
-------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             1.56            --
-------------------------------------------------------------------------
Net investment loss                                   (0.65)           --
-------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 **  Effective November 3, 2003, Class R shares have been named R1 shares.
  +  Annualized.
 ++  Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of the sales of fund shares and the amount of the per share realized and unrealized gains and losses at such time.
     The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
     Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                            PERIOD ENDED
CLASS R2                                                      8/31/04*

Net asset value, beginning of period                          $14.64
--------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                      $(0.06)
--------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency                                          0.09###
------------------------------------------------------------  ------
Total from investment operations                               $0.03
------------------------------------------------------------  ------
Redemption fees added to paid-in capital#                      $0.00+++
------------------------------------------------------------  ------
Net asset value, end of period                                $14.67
------------------------------------------------------------  ------
Total return (%)                                                0.20++^
--------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                      1.90+
--------------------------------------------------------------------
Net investment loss                                            (0.48)+
--------------------------------------------------------------------
Portfolio turnover                                               261
--------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $105
--------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                           $(0.07)
--------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                      1.95+
--------------------------------------------------------------------
Net investment loss                                            (0.53)+
--------------------------------------------------------------------

   * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
   +  Annualized.
  ++  Not annualized.
 +++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
  ##  Ratios do not reflect reductions from fees paid indirectly.
 ### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of the sales of fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   ^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $4,620 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $57,105 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and wash sales.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

During the year ended August 31, 2004, accumulated net investment loss decreased by $5,270,737, accumulated net realized loss on investments and foreign currency transactions decreased by $16,368, and paid-in capital decreased by $5,287,105 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of accumulated losses on a tax basis were as follows:

          Capital loss carryforward                   $(142,703,648)
          ----------------------------------------------------------
          Unrealized appreciation                        32,311,607
          ----------------------------------------------------------
          Other temporary differences                       (34,107)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

          EXPIRATION DATE

          March 31, 2010                               $(13,415,606)
          ----------------------------------------------------------
          March 31, 2011                               (129,288,042)
          ----------------------------------------------------------
          Total                                       $(142,703,648)
          ----------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters (see Legal Proceedings footnote), MFS has agreed to reduce the fund's management fee to 0.65% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

Management fees incurred for the year ended August 31, 2004 were an effective rate of 0.70% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is $1,014 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $759 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004, transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $589,873 resulted in an increase in the net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets.

Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $60,728, equivalent to 0.0082% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $79,766 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers.

The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                              0.10%          0.75%          0.75%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.35%          1.00%          1.00%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
August 31, 2004 amounted to:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                 $10,131           $455           $933             $8            $14
---------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates             0.35%          1.00%          1.00%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                                                 CLASS A         CLASS B         CLASS C

Contingent Deferred Sales Charges Imposed                        $15,108        $378,469         $16,499
--------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $767,348 for shareholder services which equated to 0.1029% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $332,721 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,909,206,519 and $2,063,176,979, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                               $648,689,294
          ----------------------------------------------------------
          Gross unrealized appreciation                 $73,150,791
          ----------------------------------------------------------
          Gross unrealized depreciation                 (40,839,221)
          ----------------------------------------------------------
          Net unrealized appreciation                   $32,311,570
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Year ended 8/31/04                    Year ended 8/31/03
                                      SHARES             AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                           10,626,969        $158,101,180        21,075,431        $274,422,174
-----------------------------------------------------------------------------------------------------------
Shares reacquired                    (17,569,674)       (262,111,271)      (18,249,215)       (235,227,052)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)               (6,942,705)      $(104,010,091)        2,826,216         $39,195,122
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                            2,054,497         $29,865,095         4,499,700         $57,190,193
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (3,426,834)        (49,782,232)       (2,266,015)        (28,533,992)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)               (1,372,337)       $(19,917,137)        2,233,685         $28,656,201
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                            1,747,376         $25,401,296         3,430,072         $43,531,150
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (3,226,826)        (46,906,587)       (1,903,646)        (23,968,254)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)               (1,479,450)       $(21,505,291)        1,526,426         $19,562,896
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                               39,694            $605,358            55,893            $731,199
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (58,806)           (894,652)          (89,981)         (1,156,127)
-----------------------------------------------------------------------------------------------------------
Net decrease                             (19,112)          $(289,294)          (34,088)          $(424,928)
-----------------------------------------------------------------------------------------------------------

                                          Year ended 8/31/04                  Period ended 8/31/03*
                                      SHARES             AMOUNT             SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                              320,957          $4,749,392           215,934          $2,925,853
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (228,340)         (3,418,826)          (86,274)         (1,201,479)
-----------------------------------------------------------------------------------------------------------
Net increase                              92,617          $1,330,566           129,660          $1,724,374
-----------------------------------------------------------------------------------------------------------

                                        Period ended 8/31/04**
                                      SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                               13,975            $213,149
-----------------------------------------------------------------------
Shares reacquired                         (6,804)           (103,893)
-----------------------------------------------------------------------
Net increase                               7,171            $109,256
-----------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve fund's rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $6,024, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                ERNST & YOUNG LLP
Boston, Massachusetts
October 8, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard
                                                                        Law School (education), John
                                                                        Olin Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director


INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company), Principal
                                                                        (1997 to April 2001); Lincoln
                                                                        Electric Holdings, Inc.
                                                                        (welding equipment
                                                                        manufacturer), Director;
                                                                        Southwest Gas Corporation
                                                                        (natural gas distribution
                                                                        company), Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products), Chief Executive
                                                                        Officer (until May 2001)


Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel and
                                                                        Secretary (since April 2004);
                                                                        Hale and Dorr LLP (law firm)
                                                                        (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September 2000
                                                                        to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer (prior
                                                                        to September 2000); Lexington
                                                                        Funds, Chief Financial Officer
                                                                        (prior to September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund.
    The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                              CUSTODIAN
Massachusetts Financial Services Company                        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741                      225 Franklin Street, Boston, MA 02110

                                                                INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                     ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                     Ernst & Young LLP
500 Boylston Street, Boston, MA                                 200 Clarendon Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Margaret W. Adams
Stephen Pesek

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission)
for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:
  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information          Phone number        Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606      8 a.m. to 8 p.m., any
                                                 business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576      9 a.m. to 5 p.m., any
                                                 business day
--------------------------------------------------------------------------------
Share prices, account        1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required 24 hours a day, 365 days a
bond outlooks                                    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             CGF-ANN-10/04 65M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) CASH RESERVE FUND

A path for pursuing opportunity

[graphic omitted]
                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED      MAY LOSE VALUE       NO BANK GUARANTEE      NOT A DEPOSIT
          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
--------------------------------------------------------------------------------

MFS(R) CASH RESERVE FUND

The fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                              8
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
EXPENSE TABLE                                     11
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          13
----------------------------------------------------
FINANCIAL STATEMENTS                              15
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     25
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            35
----------------------------------------------------
TRUSTEES AND OFFICERS                             36
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       40
----------------------------------------------------
FEDERAL TAX INFORMATION                           41
----------------------------------------------------
ASSET ALLOCATION                                  42
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

As the period began in September 2003, interest rates were at historical lows. However, the bond market changed dramatically during the second half of the period, after the U.S. Department of Labor began releasing a string of strong monthly jobs reports. We think many investors viewed the jobs reports as an indication that the U.S. economy was in a full recovery. Inflation, while still quite low on a historical basis, began to pick up. We believe investors began to anticipate the shift to a rising interest rate environment. That expectation was fulfilled on June 30, 2004, when the U.S. Federal Reserve Board (the Fed) raised interest rates for the first time in four years and, in our view, set expectations for a continuing series of modest rate hikes. Indeed, the Fed hiked rates by another 0.25% on August 10, resulting in a federal funds benchmark rate of 1.50% at period-end.

FACTORS IMPACTING PERFORMANCE

With anticipation of rising interest rates so high during the period, we shortened the weighted average maturity for the fund significantly, from 43 days at the start of the period to 29 days as the period ended. Essentially, we looked to cut our interest-rate risk because we anticipated that rates would begin to rise and continue to rise for the foreseeable future.

The portfolio was impacted by a continued short supply of commercial paper in the market. Companies, according to our research, were locking in low current interest rates by issuing longer-term debt in place of shorter-term commercial paper. While evidence of U.S. and global economic improvement appeared to strengthen during the period, we believe an additional cause of this short supply may have been mixed economic signals that led to cautious corporate spending.

FUND POSITIONING

As of period-end on August 31, 2004, approximately 97% of MFS(R) Cash Reserve Fund was invested in high-quality commercial paper, certificates of deposit, and euro time deposits. The balance of the portfolio was invested in a discount agency note.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the fund's objectives of income, capital preservation, and liquidity.

    Respectfully,

/s/ Edward L. O'Dette                    /s/ Terri A. Vittozzi

    Edward L. O'Dette                        Terri A. Vittozzi
    Portfolio Manager                        Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

                             PORTFOLIO STRUCTURE*

                  Commercial Paper                             88.6%
                  Certificates of Deposit                       8.0%
                  Government & Agency                           3.3%
                  Other                                         0.8%
                  Other Assets and Liabilites                  -0.4%


                               PORTFOLIO FACTS

                  Average Quality Short-Term Bonds               A-1
                  --------------------------------------------------
                  All holdings are rated                       "A-1"

                             MATURITY BREAKDOWN*

                  0 to 29 Days                                  63.6
                  --------------------------------------------------
                  30 to 59 Days                                   30
                  --------------------------------------------------
                  60 to 89 Days                                  6.8
                  --------------------------------------------------
                  Other Assets Less Liabilities                -0.4%
                  --------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

Short-term credit quality is based upon the average of the ratings from Moody's Investors Service, Standard & Poor's, and Fitch, Inc. for each security, if not rated by any of the three agencies, the security is considered not rated.

* For purposes of this graphical presentation, the bond component includes both the accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

From time to time, "Other Assets Less Liabilities" may be negative due to timing of cash receipts.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
-------------------------------------------------------------------------------

Performance results reflect the change in net asset value, including reinvestment of dividends and capital gains distributions. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                          1 YEAR
                       TOTAL RETURN       1 YEAR                       CURRENT
                         (WITHOUT      TOTAL RETURN                  7-DAY YIELD
                          SALES        (WITH SALES       CURRENT       WITHOUT
CLASS     INCEPTION      CHARGE)         CHARGE)       7-DAY YIELD      WAIVER
--------------------------------------------------------------------------------
  A         9/7/93        0.58%           0.58%           1.12%          0.72%
--------------------------------------------------------------------------------
  B        12/29/86       0.06%          -3.94%           0.17%         -0.28%
--------------------------------------------------------------------------------
  C         4/1/96        0.06%          -0.94%           0.16%         -0.29%
--------------------------------------------------------------------------------
529A       7/31/02        0.33%           0.33%           0.87%          0.12%
--------------------------------------------------------------------------------
529B       7/31/02        0.06%          -3.94%           0.17%         -0.53%
--------------------------------------------------------------------------------
529C       7/31/02        0.06%          -0.94%           0.18%         -0.52%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Yields quoted are based on the latest seven days ended as of August 31, 2004, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Class A and 529A shares have no sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund's yield during periods when the fund's operating expenses have a significant impact on the fund's yield due to lower interest rates. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected, the performance for Class 529 shares would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in government guaranteed securities. These guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004, through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
        Actual              0.45%       $1,000          $1,004          $2.27
  A     ------------------------------------------------------------------------
        Hypothetical        0.45%       $1,000          $1,023          $2.29
--------------------------------------------------------------------------------
        Actual              1.11%       $1,000          $1,000          $5.60
  B    -------------------------------------------------------------------------
        Hypothetical        1.11%       $1,000          $1,019          $5.65
--------------------------------------------------------------------------------
        Actual              1.11%       $1,000          $1,000          $5.60
  C     ------------------------------------------------------------------------
        Hypothetical        1.11%       $1,000          $1,019          $5.65
--------------------------------------------------------------------------------
        Actual              0.70%       $1,000          $1,002          $3.53
  529A  ------------------------------------------------------------------------
        Hypothetical        0.70%       $1,000          $1,021          $3.57
--------------------------------------------------------------------------------
        Actual              1.11%       $1,000          $1,000          $5.60
  529B  ------------------------------------------------------------------------
        Hypothetical        1.11%       $1,000          $1,019          $5.65
--------------------------------------------------------------------------------
        Actual              1.10%       $1,000          $1,000          $5.55
  529C  ------------------------------------------------------------------------
        Hypothetical        1.10%       $1,000          $1,019          $5.60
--------------------------------------------------------------------------------

 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).
** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit - 8.0%
----------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT          $ VALUE
----------------------------------------------------------------------------------------------
Deutsche Bank, 1.68%, due 11/23/04                                $25,000,000      $25,000,574
----------------------------------------------------------------------------------------------
Society Generale North America, 1.09%, due 10/5/04                 24,000,000       24,000,000
----------------------------------------------------------------------------------------------
Total Certificates of Deposit, at Amortized Cost and Value                         $49,000,574
----------------------------------------------------------------------------------------------

Commercial Paper - 88.6%
----------------------------------------------------------------------------------------------
Abbey National North America, due 10/01/04                        $15,800,000      $15,785,912
----------------------------------------------------------------------------------------------
Alpine Securitization Corp., due 9/14/04                           25,144,000       25,130,108
----------------------------------------------------------------------------------------------
American General Finance Corp., due 9/17/04                        25,373,000       25,355,972
----------------------------------------------------------------------------------------------
Bank of America Corp., due 10/29/04                                22,051,000       21,993,447
----------------------------------------------------------------------------------------------
Barton Capital Corp., due 9/13/04 - 9/24/04                        25,315,000       25,298,448
----------------------------------------------------------------------------------------------
Blue Ridge Asset Funding, due 9/17/04                              25,108,000       25,090,927
----------------------------------------------------------------------------------------------
Ciesco LP, due 9/22/04 - 9/27/04                                   24,923,000       24,898,697
----------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, due 9/27/04 - 10/22/04        23,553,000       23,521,014
----------------------------------------------------------------------------------------------
Citicorp, Inc., due 10/26/04                                       25,111,000       25,047,699
----------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 9/03/04 - 9/17/04             25,115,000       25,111,148
----------------------------------------------------------------------------------------------
FCAR Owner Trust Series, due 9/20/04                               14,620,000       14,608,349
----------------------------------------------------------------------------------------------
General Electric Capital Corp., due 9/03/04 - 9/27/04              25,455,000       25,451,892
----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., due 10/25/04                            13,145,000       13,120,353
----------------------------------------------------------------------------------------------
Govco, Inc., due 10/29/04                                           7,327,000        7,307,522
----------------------------------------------------------------------------------------------
HBOS Treasury Services PLC, due 9/21/04                             1,500,000        1,499,108
----------------------------------------------------------------------------------------------
ING America Insurance Holdings, due 10/15/04 - 10/18/04            25,372,000       25,321,401
----------------------------------------------------------------------------------------------
Jupiter Securitization Corp., due 9/09/04 - 10/12/04               25,368,000       25,343,260
----------------------------------------------------------------------------------------------
Kittyhawk Funding Corp., due 9/01/04                                9,700,000        9,700,000
----------------------------------------------------------------------------------------------
MetLife Funding, Inc., due 11/10/04                                16,939,000       16,883,992
----------------------------------------------------------------------------------------------
New Center Asset Trust, due 10/28/04                               25,216,000       25,151,321
----------------------------------------------------------------------------------------------
Old Line Funding Corp., due 9/07/04 - 10/15/04                     25,175,000       25,150,980
----------------------------------------------------------------------------------------------
Park Avenue Receivable Corp., due 9/14/04                          25,103,000       25,089,131
----------------------------------------------------------------------------------------------
Receivables Capital Corp., due 9/15/04                             25,360,000       25,344,812
----------------------------------------------------------------------------------------------
SBC Communications, Inc., due 9/09/04                              16,400,000       16,394,424
----------------------------------------------------------------------------------------------
Sheffield Receivables Corp., due 9/09/04                           25,098,000       25,089,467
----------------------------------------------------------------------------------------------
Thunder Bay Funding, Inc., due 9/13/04 - 9/22/04                   25,369,000       25,350,783
----------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                               $544,040,167
----------------------------------------------------------------------------------------------

European Time Deposit - 0.5%
----------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT          $ VALUE
----------------------------------------------------------------------------------------------
Royal Bank of Canada, 1.57%, due 9/01/04, at Amortized Cost
and Value                                                          $2,944,000       $2,944,000
----------------------------------------------------------------------------------------------

U.S. Government Agency Obligation - 3.3%
----------------------------------------------------------------------------------------------
Fannie Mae, due 9/30/04, at Amortized Cost and Value              $20,000,000      $19,975,672
----------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                    $615,960,413
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.4)%                                             (2,229,310)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $613,731,103
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at amortized cost and value                        $615,960,413
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      852,628
--------------------------------------------------------------------------------------------------
Interest receivable                                                  118,902
--------------------------------------------------------------------------------------------------
Other assets                                                           1,644
--------------------------------------------------------------------------------------------------
Total assets                                                                          $616,933,587
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable to custodian                                                    $514
--------------------------------------------------------------------------------------------------
Distributions payable                                                  7,424
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 2,725,913
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                       2,506
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        117,848
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                        14,031
--------------------------------------------------------------------------------------------------
  Administrative fee                                                      78
--------------------------------------------------------------------------------------------------
  Program manager fee                                                     14
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               334,156
--------------------------------------------------------------------------------------------------
Total liabilities                                                                       $3,202,484
--------------------------------------------------------------------------------------------------
Net assets                                                                            $613,731,103
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Net assets (represented by paid-in capital)                                           $613,731,103
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                              613,731,103
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $101,286,973
--------------------------------------------------------------------------------------------------
  Shares outstanding                                             101,286,973
--------------------------------------------------------------------------------------------------
  Net asset value, offering price and
  redemption price per share                                                                 $1.00
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $429,843,645
--------------------------------------------------------------------------------------------------
  Shares outstanding                                             429,843,645
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $1.00
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $80,481,515
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              80,481,515
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $1.00
--------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                      $1,139,784
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               1,139,784
--------------------------------------------------------------------------------------------------
  Net asset value, offering price and
  redemption price per share                                                                 $1.00
--------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $338,921
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 338,921
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $1.00
--------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $640,265
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 640,265
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $1.00
--------------------------------------------------------------------------------------------------

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C,
Class 529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

NET INVESTMENT INCOME

Interest income                                                                         $7,874,590
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                   $3,814,102
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               26,907
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       1,257,732
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            4,886,147
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              962,430
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                             4,065
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                             2,778
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                             6,378
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                      2,882
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        698
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                      1,602
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   51,961
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       176,857
--------------------------------------------------------------------------------------------------
  Printing                                                             91,530
--------------------------------------------------------------------------------------------------
  Postage                                                             114,496
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        25,000
--------------------------------------------------------------------------------------------------
  Legal fees                                                            8,414
--------------------------------------------------------------------------------------------------
Total expenses                                                                         $11,433,979
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (2,682)
--------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor      (4,525,402)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $6,905,895
--------------------------------------------------------------------------------------------------
Net investment income                                                                     $968,695
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                          2004                       2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income declared as distributions
to shareholders                                                 $968,695                 $1,788,868
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
----------------------------------------------------------------------------------------------------
  Class A                                                      $(609,133)               $(1,285,090)
----------------------------------------------------------------------------------------------------
  Class B                                                       (295,011)                  (422,361)
----------------------------------------------------------------------------------------------------
  Class C                                                        (60,049)                   (79,677)
----------------------------------------------------------------------------------------------------
  Class 529A                                                      (3,925)                    (1,461)
----------------------------------------------------------------------------------------------------
  Class 529B                                                        (190)                      (142)
----------------------------------------------------------------------------------------------------
  Class 529C                                                        (387)                      (137)
----------------------------------------------------     ---------------            ---------------
Total distributions declared to shareholders                   $(968,695)               $(1,788,868)
----------------------------------------------------     ---------------            ---------------
Net decrease in net assets from fund share
transactions                                               $(409,455,407)             $(119,976,920)
----------------------------------------------------     ---------------            ---------------

NET ASSETS

At beginning of period                                    $1,023,186,510             $1,143,163,430
----------------------------------------------------------------------------------------------------
At end of period                                            $613,731,103             $1,023,186,510
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                              YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
CLASS A                                              2004                2003             2002            2001           2000

Net asset value, beginning of period                $1.00               $1.00            $1.00           $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                          $0.01               $0.01            $0.01           $0.05          $0.05
-----------------------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders
from net investment income                          (0.01)              (0.01)           (0.01)          (0.05)         (0.05)
---------------------------------------------     -------              ------           ------          ------         ------
Net asset value, end of period                      $1.00               $1.00            $1.00           $1.00          $1.00
---------------------------------------------     -------              ------           ------          ------         ------
Total return (%)                                     0.58                0.69             1.49            4.85           5.39
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           0.55                0.71             0.81            0.80           0.81
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.58                0.70             1.44            4.82           5.18
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $101,287            $214,275         $242,230        $107,346        $76,062
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. For the year ended August
    31, 2004, the investment adviser has voluntarily agreed to reimburse the Fund for its proportional share of Independent
    Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                               $0.00+++            $0.01            $0.01           $0.05          $0.05
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           0.79                0.81             0.91            0.90           0.91
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.34                0.60             1.34            4.72           5.08
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                           ----------------------------------------------------------------------------------
CLASS B                                          2004                2003              2002              2001            2000

Net asset value, beginning of period            $1.00               $1.00             $1.00             $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                      $0.00+++            $0.00+++          $0.00+++          $0.04           $0.04
-----------------------------------------------------------------------------------------------------------------------------
Less distributions declared to
shareholders from net investment income         (0.00)+++           (0.00)+++         (0.00)+++         (0.04)          (0.04)
-----------------------------------------     -------              ------            ------            ------          ------
Net asset value, end of period                  $1.00               $1.00             $1.00             $1.00           $1.00
-----------------------------------------     -------              ------            ------            ------          ------
Total return (%)                                 0.06                0.06              0.49              3.81            4.35
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.07                1.35              1.81              1.80            1.81
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                            0.06                0.06              0.50              3.65            4.18
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                $429,844            $647,269          $741,638          $514,324        $313,782
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the Fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                   $(0.01)              $0.00+++          $0.00+++          $0.04           $0.04
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                       1.80                1.81              1.91              1.90            1.91
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    (0.67)              (0.40)             0.40              3.55            4.08
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                             --------------------------------------------------------------------------------
CLASS C                                           2004                2003              2002              2001           2000

Net asset value, beginning of period             $1.00               $1.00             $1.00             $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                       $0.00+++            $0.00+++          $0.00+++          $0.04          $0.04
-----------------------------------------------------------------------------------------------------------------------------
Less distributions declared to
shareholders from net investment income          (0.00)+++           (0.00)+++         (0.00)+++         (0.04)         (0.04)
-------------------------------------------    -------              ------            ------            ------         ------
Net asset value, end of period                   $1.00               $1.00             $1.00             $1.00          $1.00
-------------------------------------------    -------              ------            ------            ------         ------
Total return (%)                                  0.06                0.06              0.49              3.80           4.32
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                        1.07                1.36              1.81              1.80           1.81
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                             0.06                0.06              0.50              3.77           4.15
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                  $80,482            $159,715          $159,254          $125,200        $52,426
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the Fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                    $(0.01)              $0.00+++          $0.01             $0.04          $0.04
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                        1.79                1.81              1.91              1.90           1.91
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                     (0.66)              (0.39)             0.40              3.67           4.05
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                   YEARS ENDED 8/31                  PERIOD
                                                            ------------------------------            ENDED
CLASS 529A                                                         2004               2003          8/31/02*

Net asset value, beginning of period                              $1.00              $1.00              $1.00
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                        $0.00+++           $0.00+++           $0.00+++
--------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders from net
investment income                                                 (0.00)+++          (0.00)+++          (0.00)+++
------------------------------------------------------------     ------             ------             ------
Net asset value, end of period                                    $1.00              $1.00              $1.00
------------------------------------------------------------     ------             ------             ------
Total return (%)                                                   0.33               0.45               0.08++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         0.80               0.96               1.16+
--------------------------------------------------------------------------------------------------------------
Net investment income                                              0.34               0.33               1.04+
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $1,140             $1,164                $30
--------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the Fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                     $(0.00)+++         $(0.00)+++          $0.00+++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         1.39               1.41               1.26+
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      (0.25)             (0.12)              0.94+
--------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                   YEARS ENDED 8/31                  PERIOD
                                                            ------------------------------            ENDED
CLASS 529B                                                         2004               2003          8/31/02*

Net asset value, beginning of period                              $1.00              $1.00              $1.00
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                        $0.00+++           $0.00+++           $0.00+++
--------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders from net
investment income                                                 (0.00)+++          (0.00)+++          (0.00)+++
------------------------------------------------------------     ------             ------             ------
Net asset value, end of period                                    $1.00              $1.00              $1.00
------------------------------------------------------------     ------             ------             ------
Total return (%)                                                   0.06               0.07               0.02++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         1.08               1.25               2.06+
--------------------------------------------------------------------------------------------------------------
Net investment income                                              0.07               0.06               0.23+
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $339               $253                 $5
--------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the Fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                     $(0.01)            $(0.01)             $0.00+++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         2.03               2.06               2.16+
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      (0.88)             (0.75)              0.13+
--------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized. Previous return has been restated from 0.01% to 0.02%. Actual return was 0.015%.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                   YEARS ENDED 8/31                  PERIOD
                                                            ------------------------------            ENDED
CLASS 529C                                                         2004               2003          8/31/02*

Net asset value, beginning of period                              $1.00              $1.00              $1.00
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                        $0.00+++           $0.00+++           $0.00+++
--------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders from net
investment income                                                 (0.00)+++          (0.00)+++          (0.00)+++
------------------------------------------------------------     ------             ------             ------
Net asset value, end of period                                    $1.00              $1.00              $1.00
------------------------------------------------------------     ------             ------             ------
Total return (%)                                                   0.06               0.07               0.02++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         1.08               1.22               2.06+
--------------------------------------------------------------------------------------------------------------
Net investment income                                              0.06               0.05               0.23+
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $640               $512                 $5
--------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the Fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                     $(0.01)            $(0.01)             $0.00+++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         2.03               2.06               2.16+
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      (0.89)             (0.79)              0.13+
--------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized. Previous return has been restated from 0.01% to 0.02%. Actual return was 0.015%.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The fund's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with U.S. generally accepted accounting principles and federal tax regulations, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended August 31, 2004 and August 31, 2003 were as follows:

                                                        8/31/04        8/31/03

Distributions declared from ordinary income            $968,695     $1,788,868
------------------------------------------------------------------------------

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                      $56,551
          ----------------------------------------------------------
          Capital loss carryforward                             (441)
          ----------------------------------------------------------
          Post-October capital loss deferral                      (4)
          ----------------------------------------------------------
          Other temporary differences                        (55,351)
          ----------------------------------------------------------

Post-October capital loss deferrals represent losses during the current fiscal year, but are recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2012 ($411).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters (see Legal Proceedings footnote), MFS has agreed to reduce the fund's management fee to 0.15% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

Management fees incurred for the year ended August 31, 2004 were an effective rate of 0.31% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense of $4,241 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                    0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                   0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                   0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                             0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                            0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $51,961, equivalent to 0.0075% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

DISTRIBUTOR - The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                           CLASS A       CLASS B       CLASS C

Distribution Fee                             0.10%         0.75%         0.75%
------------------------------------------------------------------------------
Service Fee                                  0.25%         0.25%         0.25%
------------------------------------------------------------------------------
Total Distribution Plan                      0.35%         1.00%         1.00%
------------------------------------------------------------------------------

                                        CLASS 529A    CLASS 529B    CLASS 529C

Distribution Fee                             0.25%         0.75%         0.75%
------------------------------------------------------------------------------
Service Fee                                  0.25%         0.25%         0.25%
------------------------------------------------------------------------------
Total Distribution Plan                      0.50%         1.00%         1.00%
------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2004 amounted to:

                                           CLASS A       CLASS B       CLASS C

Service Fee Retained by MFD                    $--        $9,264        $9,354
------------------------------------------------------------------------------

                                        CLASS 529A    CLASS 529B    CLASS 529C

Service Fee Retained by MFD                    $--           $--           $--
------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee and payment of the 0.25% per annum service fee will commence on such date as the Trustees of the fund may determine. The 0.25% per annum Class 529A service fee and 0.10% of the Class 529A distribution are currently being waived. The remaining 0.15% per annum distribution fee will be implemented on such date as the Trustees of the Trust may determine. During the period, MFD voluntarily waived receipt of a portion of the fund's distribution and service fees on Class B, Class C, Class 529B and Class 529C, as shown in the Statement of Operations.

Fees incurred under the distribution plan during the year ended August 31, 2004, were as follows:

                                           CLASS A       CLASS B       CLASS C

Total Distribution Plan                      0.00%         0.51%         0.52%
------------------------------------------------------------------------------

                                        CLASS 529A    CLASS 529B    CLASS 529C

Total Distribution Plan                      0.00%         0.29%         0.29%
------------------------------------------------------------------------------

Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending upon when the shares exchanged were originally purchased. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares (including shares acquired through an exchange depending on when the shares exchanged were originally purchased) in the event of a shareholder redemption within six years from the end of the calendar month of purchase. Class C and Class 529C shares (including shares acquired through an exchange depending on when the shares exchanged were originally purchased) are subject to a contingent deferred sales charge in the event of a shareholder redemption within the first year from the end of the calendar month of purchase. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                           CLASS A       CLASS B       CLASS C

Contingent Deferred Sales Charges
Imposed                                   $188,697    $2,656,944      $101,275
------------------------------------------------------------------------------

                                                      CLASS 529B    CLASS 529C

Contingent Deferred Sales Charges
Imposed                                                   $5,548           $--
------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund will be charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $717,668 for shareholder services which equated to 0.1030% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $198,032 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $9,665,232,047 and $10,078,477,535, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                      Year ended 8/31/04    Year ended 8/31/03
                                      ------------------    ------------------
                                      Shares and dollars    Shares and dollars

CLASS A SHARES

Shares sold                                   209,078,235         3,685,903,013
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     534,126             1,006,107
--------------------------------------------------------------------------------
Shares reacquired                            (322,599,964)       (3,714,864,724)
--------------------------------------------------------------------------------
Net decrease                                 (112,987,603)          (27,955,604)
--------------------------------------------------------------------------------

                                      Year ended 8/31/04     Year ended 8/31/03
                                     -------------------    -------------------
                                      Shares and dollars     Shares and dollars

CLASS B SHARES

Shares sold                                  341,459,510            678,419,939
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    289,935                389,411
--------------------------------------------------------------------------------
Shares reacquired                           (559,174,351)          (773,179,025)
--------------------------------------------------------------------------------
Net decrease                                (217,424,906)           (94,369,675)
--------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                  186,509,632            397,526,433
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     54,855                 70,913
--------------------------------------------------------------------------------
Shares reacquired                           (265,797,616)          (397,137,070)
--------------------------------------------------------------------------------
Net increase (decrease)                      (79,233,129)               460,276
--------------------------------------------------------------------------------

CLASS 529A SHARES

Shares sold                                      647,988              1,303,649
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      3,867                  1,459
--------------------------------------------------------------------------------
Shares reacquired                               (675,589)              (171,703)
--------------------------------------------------------------------------------
Net increase (decrease)                          (23,734)             1,133,405
--------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                      353,059                668,022
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                        181                    139
--------------------------------------------------------------------------------
Shares reacquired                               (267,144)              (420,678)
--------------------------------------------------------------------------------
Net increase                                      86,096                247,483
--------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                      517,206                576,424
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                        376                    133
--------------------------------------------------------------------------------
Shares reacquired                               (389,713)               (69,362)
--------------------------------------------------------------------------------
Net increase                                     127,869                507,195
--------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $4,988. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and the Shareholders of
MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series comprising MFS Series Trust I) (the "Trust") as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 25, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts
02116.

                                                                         PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD    TRUSTEE/OFFICER         DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                 WITH FUND           SINCE(1)              THE PAST FIVE YEARS
-------------------             ----------------    ---------------      -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)            Trustee and        February 2004       Massachusetts Financial Services
(born 10/20/63)                 President                              Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(3)              Trustee            February 2004       Massachusetts Financial Services
(born 08/08/46)                                                        Company, Chairman (since February
                                                                       2004); Harvard Law School
                                                                       (education), John Olin Visiting
                                                                       Professor (since July 2002);
                                                                       Secretary of Economic Affairs, The
                                                                       Commonwealth of Massachusetts
                                                                       (January 2002 to December 2002);
                                                                       Fidelity Investments, Vice
                                                                       Chairman (June 2000 to December
                                                                       2001); Fidelity Management &
                                                                       Research Company (investment
                                                                       adviser), President (March 1997 to
                                                                       July 2001); The Bank of New York
                                                                       (financial services), Director;
                                                                       Bell Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Telesat (satellite
                                                                       communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair  February 1992       Private investor; Eastern
(born 05/01/36)                 of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Lawrence H. Cohn, M.D.          Trustee            August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                        Chief of Cardiac Surgery; Harvard
                                                                       Medical School, Professor of
                                                                       Surgery

David H. Gunning                Trustee            January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                        products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director; Southwest Gas
                                                                       Corporation (natural gas
                                                                       distribution company), Director

William R. Gutow                Trustee            December 1993       Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Amy B. Lane                     Trustee            January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                        Inc., Managing Director,
                                                                       Investment Banking Group (1997 to
                                                                       February 2001); Borders Group,
                                                                       Inc. (book and music retailer),
                                                                       Director; Federal Realty
                                                                       Investment Trust (real estate
                                                                       investment trust), Trustee

Lawrence T. Perera              Trustee            July 1981           Hemenway & Barnes (attorneys),
(born 06/23/35)                                                        Partner

William J. Poorvu               Trustee            August 1982         Private investor; Harvard
(born 04/10/35)                                                        University Graduate School of
                                                                       Business Administration, Class of
                                                                       1961 Adjunct Professor in
                                                                       Entrepreneurship Emeritus; CBL &
                                                                       Associates Properties, Inc. (real
                                                                       estate investment trust), Director

J. Dale Sherratt                Trustee            August 1993         Insight Resources, Inc.
(born 09/23/38)                                                        (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional    products),    Chief
                                                                       Executive Officer (until May 2001)

Elaine R. Smith                 Trustee            February 1992       Independent health care industry
(born 04/25/46)                                                        consultant

OFFICERS
Robert J. Manning(3)            President and      February 2004       Massachusetts Financial Services
(born 10/20/63)                 Trustee                                Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

James R. Bordewick, Jr.(3)      Assistant          September 1990      Massachusetts Financial Services
(born 03/06/59)                 Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel

Jeffrey N. Carp(3)              Secretary and      September 2004      Massachusetts Financial Services
(born 12/01/56)                 Clerk                                  Company, Senior Vice President,
                                                                       General Counsel and Secretary
                                                                       (since April 2004); Hale and Dorr
                                                                       LLP (law firm) (prior to April
                                                                       2004)

James F. DesMarais(3)           Assistant          September 2004      Massachusetts Financial Services
(born 03/09/61)                 Secretary and                          Company, Assistant General Counsel
                                Assistant Clerk

Stephanie A. DeSisto(3)         Assistant          May 2003            Massachusetts Financial Services
(born 10/01/53)                 Treasurer                              Company, Vice President (since
                                                                       April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice
                                                                       President (November 2002 to April
                                                                       2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice
                                                                       President (prior to November 2002)

Robert R. Flaherty(3)           Assistant          August 2000         Massachusetts Financial Services
(born 09/18/63)                 Treasurer                              Company, Vice President (since
                                                                       August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to
                                                                       August 2000)

Richard M. Hisey(3)             Treasurer          August 2002         Massachusetts Financial Services
(born 08/29/58)                                                        Company, Senior Vice President
                                                                       (since July 2002); The Bank of New
                                                                       York, Senior Vice President
                                                                       (September 2000 to July 2002);
                                                                       Lexington Global Asset Managers,
                                                                       Inc., Executive Vice President and
                                                                       Chief Financial Officer (prior to
                                                                       September 2000); Lexington Funds,
                                                                       Chief Financial Officer (prior to
                                                                       September 2000)

Brian T. Hourihan(3)            Assistant          September 2004      Massachusetts Financial Services
(born 11/11/64)                 Secretary and                          Company, Vice President, Senior
                                Assistant Clerk                        Counsel and Assistant Secretary
                                                                       (since June 2004); Affiliated
                                                                       Managers Group, Inc., Chief Legal
                                                                       Officer/Centralized Compliance
                                                                       Program (January to April 2004);
                                                                       Fidelity Research & Management
                                                                       Company, Assistant General Counsel
                                                                       (prior to January 2004)

Ellen Moynihan(3)               Assistant          April 1997          Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Vice President

Frank L. Tarantino              Independent Chief  June 2004           Tarantino LLC (provider of
(born 03/07/44)                 Compliance                             compliance services), Principal
                                Officer                                (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (February
                                                                       1997 to March 2003)

James O. Yost(3)                Assistant          September 1990      Massachusetts Financial Services
(born 06/12/60)                 Treasurer                              Company, Senior Vice President

----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                CUSTODIAN
Massachusetts Financial Services Company          State Street Bank and Trust Company
500 Boylston Street, Boston, MA                   225 Franklin Street, Boston, MA 02110
02116-3741
                                                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTOR                                       Deloitte & Touche LLP
MFS Fund Distributors, Inc.                       200 Berkeley Street, Boston, MA 02116
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGERS
Edward L. O'Dette
Terri A. Vittozzi

QUARTERLY PORTFOLIO DISCLOSURE

Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the
Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's
Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.
-------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to
8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             LMM-ANN-10/04 61M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) STRATEGIC GROWTH FUND

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) STRATEGIC GROWTH FUND

The fund seeks capital appreciation.

--------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                              9
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
EXPENSE TABLE                                     14
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          16
----------------------------------------------------
FINANCIAL STATEMENTS                              22
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     43
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            56
----------------------------------------------------
TRUSTEES AND OFFICERS                             57
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       61
----------------------------------------------------
FEDERAL TAX INFORMATION                           62
----------------------------------------------------
ASSET ALLOCATION                                  63
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning

    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Stock selection in technology, as well as an overweighting in the sector, hurt relative returns. Among the most significant detractors in the sector were storage management software firm VERITAS Software and online travel vendor IAC/InterActiveCorp. VERITAS' stock price tumbled as the firm lowered its earnings projections and moved to restate prior-year results. IAC/InterActiveCorp lost traction, we feel, on concerns that online booking agents would be shut out of more desirable flights and rooms as travel demand recovered.

The fund's positions in semiconductor maker PMC-Sierra and Linux operating system software firm Red Hat hurt relative performance as well. Despite raising future revenue projections, PMC-Sierra suffered, in our view, from concerns about the vulnerability of its high profit margins should the semiconductor business cycle falter. Our Red Hat shares sank as the company announced it would restate prior-year earnings.

Elsewhere in technology, underweighting cellular communications products firm QUALCOMM and missing most of the stock's strong rise over the period also subtracted from relative results. At period-end, QUALCOMM was not a holding in the portfolio.

Investments in the leisure sector further detracted from relative returns, both because of disappointing stock selection and our overweighting in the sector, which lagged the fund's benchmark, the Russell 1000 Growth Index. Viacom, Westwood One, and Clear Channel Communications hurt results as their earnings fell short of our growth expectations. These firms, along with most other traditional media companies, did not enjoy the strong increases in advertising revenues that we had anticipated in an improving economy.

An underweighting in the consumer staples area hurt relative performance as the sector delivered strong gains over the period. In particular, not owning consumer products giant Procter & Gamble, which is tracked by the index, detracted from relative results as the firm's stock soared.

Our investment in discount retailer Kohl's detracted from relative returns as well. Kohl's stock underperformed as the firm, in our view, struggled to recover from an excess inventory situation.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, strong stock selection in the industrial goods and services and the health care sectors contributed to relative performance. In the industrial goods and services area, a relative underweighting helped results as well.

Manufacturing conglomerate Tyco International delivered the largest relative contribution in the industrial goods and services sector. Tyco stock rallied as the economy rebounded and the company's new management team appeared to make progress in restructuring the firm. Tyco was not a holding in the fund's benchmark. Our position in industrial conglomerate General Electric added to relative returns as well. We believe GE's stock rose over the period in part as a result of improving fundamentals (business factors such as earnings and cash flow growth).

Within health care, the fund benefited from its position in biopharmaceutical company Gilead Sciences, whose stock advanced amid strong earnings and news that the company was developing a single pill for HIV that combined two different compounds.

Avoiding semiconductor giant Intel, a large position in our benchmark, aided relative performance as well. In our view, the stock declined because of concerns about the semiconductor industry's near-term prospects. Similarly, underweighting retail giant Wal-Mart helped relative results as that stock retreated during the period. In addition, direct-sales cosmetics firm Avon Products was a strong contributor to relative performance, rallying as the company reported solid revenue growth across all geographies. In the leisure area, the fund's position in cruise operator Carnival benefited from stronger bookings. Carnival was not a holding in the portfolio's benchmark.

While technology holdings as a group detracted from relative performance, a number of positions in the sector contributed strongly to results. These included telecom infrastructure firm Nortel Networks, which was not a holding in the fund's benchmark, and e-business services provider Akamai Technologies. We sold our Nortel position during the period.

    Respectfully,

/s/ Margaret W. Adams                              /s/ S. Irfan Ali

    Margaret W. Adams                                  S. Irfan Ali
    Portfolio Manager                                  Portfolio Manager

Note to Shareholders: Effective July 1, 2004, Margaret W. Adams became a manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                           PORTFOLIO STRUCTURE
          -------------------------------------------------------

          Stocks                                            97.6%
          Cash and Other Net Assets                          2.4%

          -------------------------------------------------------
                         TOP 5 SECTOR HOLDINGS
          -------------------------------------------------------
          Technology                                        31.1%
          -------------------------------------------------------
          Health Care                                       22.9%
          -------------------------------------------------------
          Leisure                                           11.4%
          -------------------------------------------------------
          Financial Services                                 9.2%
          -------------------------------------------------------
          Retailing                                          8.5%
          -------------------------------------------------------

          -------------------------------------------------------
                          TOP 5 STOCK HOLDINGS
          -------------------------------------------------------

          JOHNSON & JOHNSON                                  4.0%
          -------------------------------------------------------
          MICROSOFT CORP.                                    3.7%
          -------------------------------------------------------
          CISCO SYSTEMS INC.                                 3.2%
          -------------------------------------------------------
          PFIZER INC.                                        2.7%
          -------------------------------------------------------
          AMERICAN INTERNATIONAL GROUP INC.                  2.4%
          -------------------------------------------------------
          WYETH                                              2.1%
          -------------------------------------------------------
          MEDTRONIC INC.                                     2.0%
          -------------------------------------------------------
          DELL INC.                                          2.0%
          -------------------------------------------------------
          KOHL'S CORP.                                       1.9%
          -------------------------------------------------------
          CITIGROUP INC.                                     1.9%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
--------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operatons, January 2, 1996, through August 31, 2004. Index information is from January 1, 1996.)

                                 MFS Strategic
                                 Growth Fund --     Russell 100
                                    Class A         Growth Index

              1/96                 $ 9,425           $10,000
              8/96                  11,555            10,823
              8/98                  20,845            16,329
              8/00                  47,367            32,325
              8/02                  19,815            13,756
              8/04                  23,473            16,532

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                        Class
   Share class      inception date     1-yr      3-yr       5-yr       Life*
------------------------------------------------------------------------------
        A              1/02/96          0.30%     -4.60%     -6.12%     11.11%
------------------------------------------------------------------------------
        B              4/11/97         -0.31%     -5.20%     -6.72%     10.48%
------------------------------------------------------------------------------
        C              4/11/97         -0.31%     -5.21%     -6.71%     10.50%
------------------------------------------------------------------------------
        I              1/02/97          0.65%     -4.26%     -5.78%     11.44%
------------------------------------------------------------------------------
        J              2/10/00         -0.31%     -5.19%     -6.66%     10.74%
------------------------------------------------------------------------------
       R1              12/31/02         0.18%     -4.67%     -6.16%     11.08%
------------------------------------------------------------------------------
       R2              10/31/03         0.06%     -4.67%     -6.16%     11.08%
------------------------------------------------------------------------------
      529A             7/31/02          0.18%     -4.73%     -6.20%     11.05%
------------------------------------------------------------------------------
      529B             7/31/02         -0.56%     -5.18%     -6.46%     10.87%
------------------------------------------------------------------------------
      529C             7/31/02         -0.56%     -5.19%     -6.47%     10.87%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average large-cap growth fund+          2.90%     -3.35%     -6.08%      4.96%
------------------------------------------------------------------------------
Russell 1000 Growth Index#              5.36%     -2.20%     -7.35%      5.97%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------
Share class
------------------------------------------------------------------------------
        A                              -5.47%     -6.46%     -7.22%     10.35%
------------------------------------------------------------------------------
        B                              -4.30%     -6.15%     -7.03%     10.48%
------------------------------------------------------------------------------
        C                              -1.31%     -5.21%     -6.71%     10.50%
------------------------------------------------------------------------------
        J                              -3.30%     -6.15%     -7.23%     10.35%
------------------------------------------------------------------------------
      529A                             -5.58%     -6.59%     -7.30%     10.30%
------------------------------------------------------------------------------
      529B                             -4.54%     -6.11%     -6.76%     10.87%
------------------------------------------------------------------------------
      529C                             -1.56%     -5.19%     -6.47%     10.87%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               0.30%    -13.17%    -27.06%    149.05%
------------------------------------------------------------------------------
        B                              -0.31%    -14.79%    -29.38%    137.11%
------------------------------------------------------------------------------
        C                              -0.31%    -14.82%    -29.35%    137.58%
------------------------------------------------------------------------------
        I                               0.65%    -12.25%    -25.77%    155.48%
------------------------------------------------------------------------------
        J                              -0.31%    -14.77%    -29.15%    141.95%
------------------------------------------------------------------------------
       R1                               0.18%    -13.37%    -27.24%    148.46%
------------------------------------------------------------------------------
       R2                               0.06%    -13.38%    -27.24%    148.44%
------------------------------------------------------------------------------
      529A                              0.18%    -13.53%    -27.37%    148.01%
------------------------------------------------------------------------------
      529B                             -0.56%    -14.76%    -28.40%    144.48%
------------------------------------------------------------------------------
      529C                             -0.56%    -14.78%    -28.42%    144.43%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2004. Index information is from January 1, 1996.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 1000 GROWTH INDEX - measures the performance of those companies in the Russell 1000 index with higher price to book and forecasted growth values. The Russell 1000 consists of the 1000 largest market cap companies in the Russell 3000 index.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004 relating to MFS' revenue sharing settlement with the Securities and Exchange Commission without which the performance would have been lower.

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase) reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class J results, including sales charge, reflect the deduction of the maximum 3% sales charge and are available only to residents of Japan. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected the performance for Class 529 shares would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in growth company securities which will fall to a greater extent than the overall equity markets (e.g. as represented by the Standard & Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004, through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
        Actual              1.25%     $1,000            $907          $6.01
  A    -------------------------------------------------------------------------
        Hypothetical        1.25%     $1,000           $1,019         $6.36
--------------------------------------------------------------------------------
        Actual              1.89%     $1,000            $904          $9.07
  B    -------------------------------------------------------------------------
        Hypothetical        1.89%     $1,000           $1,015         $9.60
--------------------------------------------------------------------------------
        Actual              1.89%     $1,000            $904          $9.07
  C    -------------------------------------------------------------------------
        Hypothetical        1.89%     $1,000           $1,015         $9.60
--------------------------------------------------------------------------------
        Actual              0.90%     $1,000            $908          $4.33
  I    -------------------------------------------------------------------------
        Hypothetical        0.90%     $1,000           $1,020         $4.58
--------------------------------------------------------------------------------
        Actual              1.89%     $1,000            $904          $9.07
  J    -------------------------------------------------------------------------
        Hypothetical        1.89%     $1,000           $1,015         $9.60
--------------------------------------------------------------------------------
        Actual              1.40%     $1,000            $906          $6.73
  R1   -------------------------------------------------------------------------
        Hypothetical        1.40%     $1,000           $1,018         $7.12
--------------------------------------------------------------------------------
        Actual              1.65%     $1,000            $905          $7.92
  R2   -------------------------------------------------------------------------
        Hypothetical        1.65%     $1,000           $1,017         $8.39
--------------------------------------------------------------------------------
        Actual              1.50%     $1,000            $905          $7.20
 529A  -------------------------------------------------------------------------
        Hypothetical        1.50%     $1,000           $1,017         $7.63
--------------------------------------------------------------------------------
        Actual              2.14%     $1,000            $903          $10.26
 529B  -------------------------------------------------------------------------
        Hypothetical        2.14%     $1,000           $1,014         $10.86
--------------------------------------------------------------------------------
        Actual              2.14%     $1,000            $903          $10.26
 529C  -------------------------------------------------------------------------
        Hypothetical        2.14%     $1,000           $1,014         $10.86
--------------------------------------------------------------------------------

 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

---------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
---------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.6%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 90.2%
-------------------------------------------------------------------------------------------------
Airlines - 0.2%
-------------------------------------------------------------------------------------------------
Southwest Airlines Co.*                                               218,300          $3,235,206
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.9%
-------------------------------------------------------------------------------------------------
Reebok International Ltd.                                             415,900         $14,128,123
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 5.5%
-------------------------------------------------------------------------------------------------
American Express Co.                                                  561,400         $28,081,228
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       611,557          28,486,325
-------------------------------------------------------------------------------------------------
MBNA Corp.                                                            549,200          13,257,688
-------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                248,600           7,174,596
-------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                  148,100           6,375,705
-------------------------------------------------------------------------------------------------
                                                                                      $83,375,542
-------------------------------------------------------------------------------------------------
Biotechnology - 7.1%
-------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          476,600         $28,257,614
-------------------------------------------------------------------------------------------------
Genentech, Inc.*                                                      374,600          18,272,988
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        525,000          28,350,000
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                317,200          21,928,036
-------------------------------------------------------------------------------------------------
Medimmune, Inc.*                                                      434,700          10,376,289
-------------------------------------------------------------------------------------------------
                                                                                     $107,184,927
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 4.9%
-------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                           994,400         $27,594,600
-------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                        185,900           6,108,674
-------------------------------------------------------------------------------------------------
Cox Radio, Inc., "A"*                                                 195,600           3,288,036
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   138,335           4,239,968
-------------------------------------------------------------------------------------------------
Entercom Communications Corp., "A"*                                   104,000           3,920,800
-------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                    503,700           8,235,495
-------------------------------------------------------------------------------------------------
Univision Communications, Inc., "A"*                                  335,800          11,081,400
-------------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                   447,800          10,048,632
-------------------------------------------------------------------------------------------------
                                                                                      $74,517,605
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.7%
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                              51,300          $4,599,045
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                             120,500           6,153,935
-------------------------------------------------------------------------------------------------
                                                                                      $10,752,980
-------------------------------------------------------------------------------------------------

Business Services - 1.4%
-------------------------------------------------------------------------------------------------
Fiserv, Inc.^*                                                        358,600         $12,472,108
-------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                    81,300           4,508,085
-------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.^*                                             228,000           4,612,440
-------------------------------------------------------------------------------------------------
                                                                                      $21,592,633
-------------------------------------------------------------------------------------------------
Computer Software - 10.2%
-------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.^*                                           215,400          $2,897,130
-------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                             291,700           3,780,432
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                               575,600          13,941,032
-------------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                            393,600          13,583,136
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     2,070,600          56,527,380
-------------------------------------------------------------------------------------------------
Oracle Corp.*                                                       1,210,900          12,072,673
-------------------------------------------------------------------------------------------------
Red Hat, Inc.*                                                        763,900           9,365,414
-------------------------------------------------------------------------------------------------
Symantec Corp.*                                                       497,400          23,855,304
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                             1,082,479          18,099,049
-------------------------------------------------------------------------------------------------
                                                                                     $154,121,550
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 2.2%
-------------------------------------------------------------------------------------------------
EMC Corp.*                                                            732,400          $7,887,948
-------------------------------------------------------------------------------------------------
International Business Machines Corp.                                 307,300          26,025,237
-------------------------------------------------------------------------------------------------
                                                                                      $33,913,185
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.9%
-------------------------------------------------------------------------------------------------
Avon Products, Inc.                                                   277,000         $12,237,860
-------------------------------------------------------------------------------------------------
Career Education Corp.*                                                60,600           1,868,904
-------------------------------------------------------------------------------------------------
                                                                                      $14,106,764
-------------------------------------------------------------------------------------------------
Electrical Equipment - 4.4%
-------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"                                           175,700          $9,702,154
-------------------------------------------------------------------------------------------------
Danaher Corp.^                                                         46,400           2,385,888
-------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                  193,100          12,020,475
-------------------------------------------------------------------------------------------------
General Electric Co.                                                  607,300          19,913,367
-------------------------------------------------------------------------------------------------
Tyco International Ltd.                                               737,804          23,108,021
-------------------------------------------------------------------------------------------------
                                                                                      $67,129,905
-------------------------------------------------------------------------------------------------
Electronics - 5.3%
-------------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                  129,000          $3,877,740
-------------------------------------------------------------------------------------------------
Analog Devices, Inc.^                                                 508,900          17,669,008
-------------------------------------------------------------------------------------------------
Applied Materials, Inc.*                                              481,900           7,657,391
-------------------------------------------------------------------------------------------------
Linear Technology Corp.^                                              158,600           5,673,122
-------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                       140,800           6,114,944
-------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                               294,000           7,182,420
-------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.^*                                                  1,091,200          10,191,808
-------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                               509,600           9,957,584
-------------------------------------------------------------------------------------------------
Xilinx, Inc.^                                                         434,100          11,907,363
-------------------------------------------------------------------------------------------------
                                                                                      $80,231,380
-------------------------------------------------------------------------------------------------
Entertainment - 3.0%
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                    333,600         $11,178,936
-------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                     830,213          27,654,395
-------------------------------------------------------------------------------------------------
Walt Disney Co.                                                       323,800           7,269,310
-------------------------------------------------------------------------------------------------
                                                                                      $46,102,641
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.3%
-------------------------------------------------------------------------------------------------
CVS Corp.                                                             406,900         $16,276,000
-------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                       617,400           2,716,560
-------------------------------------------------------------------------------------------------
                                                                                      $18,992,560
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 1.8%
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                         531,800         $26,590,000
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 2.2%
-------------------------------------------------------------------------------------------------
Carnival Corp.^                                                       508,700         $23,293,373
-------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.^                                         244,100          10,081,330
-------------------------------------------------------------------------------------------------
                                                                                      $33,374,703
-------------------------------------------------------------------------------------------------
General Merchandise - 4.6%
-------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                         589,600         $29,173,408
-------------------------------------------------------------------------------------------------
Target Corp.                                                          577,400          25,740,492
-------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                 278,776          14,683,132
-------------------------------------------------------------------------------------------------
                                                                                      $69,597,032
-------------------------------------------------------------------------------------------------
Insurance - 2.8%
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                    506,789         $36,103,648
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                               101,760           6,223,642
-------------------------------------------------------------------------------------------------
                                                                                      $42,327,290
-------------------------------------------------------------------------------------------------
Internet - 2.9%
-------------------------------------------------------------------------------------------------
eBay, Inc.*                                                           148,200         $12,825,228
-------------------------------------------------------------------------------------------------
IAC/InterActiveCorp^*                                                 558,300          12,734,823
-------------------------------------------------------------------------------------------------
Yahoo!, Inc.*                                                        674,100          19,218,591
-------------------------------------------------------------------------------------------------
                                                                                      $44,778,642
-------------------------------------------------------------------------------------------------
Machinery & Tools - 1.0%
-------------------------------------------------------------------------------------------------
Eaton Corp.                                                            60,000          $3,621,000
-------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.^                                             67,200           6,134,688
-------------------------------------------------------------------------------------------------
Parker Hannifin Corp.                                                 104,700           5,692,539
-------------------------------------------------------------------------------------------------
                                                                                      $15,448,227
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.6%
-------------------------------------------------------------------------------------------------
HCA, Inc.                                                             242,100          $9,395,901
-------------------------------------------------------------------------------------------------

Medical Equipment - 2.9%
-------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                       618,800         $30,785,300
-------------------------------------------------------------------------------------------------
Waters Corp.*                                                         310,200          13,434,762
-------------------------------------------------------------------------------------------------
                                                                                      $44,220,062
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 2.7%
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                           880,300         $30,669,652
-------------------------------------------------------------------------------------------------
Network Appliance, Inc.*                                              508,100          10,197,567
-------------------------------------------------------------------------------------------------
                                                                                      $40,867,219
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 11.6%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                   633,400         $26,406,446
-------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                       276,400          17,537,580
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                   1,040,700          60,464,670
-------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                        1,232,160          40,254,667
-------------------------------------------------------------------------------------------------
Wyeth                                                                 849,468          31,065,045
-------------------------------------------------------------------------------------------------
                                                                                     $175,728,408
-------------------------------------------------------------------------------------------------
Restaurants - 0.3%
-------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.^*                                             94,600          $3,914,548
-------------------------------------------------------------------------------------------------

Specialty Stores - 1.7%
-------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                                                    228,600         $10,634,472
-------------------------------------------------------------------------------------------------
Circuit City Stores, Inc.                                             232,100           3,010,337
-------------------------------------------------------------------------------------------------
Hot Topic, Inc.^*                                                     191,900           2,897,690
-------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.^*                                 152,800           2,927,648
-------------------------------------------------------------------------------------------------
Staples, Inc.                                                         222,400           6,378,432
-------------------------------------------------------------------------------------------------
                                                                                      $25,848,579
-------------------------------------------------------------------------------------------------

Telecommunications - Wireless - 0.5%
-------------------------------------------------------------------------------------------------
Andrew Corp.^*                                                        735,610          $8,157,915
-------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 4.6%
-------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                          288,200          $7,717,996
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                2,615,400          49,064,904
-------------------------------------------------------------------------------------------------
Comverse Technology, Inc.*                                            357,300           6,256,323
-------------------------------------------------------------------------------------------------
Foundry Networks, Inc.^*                                              442,500           4,035,600
-------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.^*                                           757,300           2,370,349
-------------------------------------------------------------------------------------------------
                                                                                      $69,445,172
-------------------------------------------------------------------------------------------------
Trucking - 2.0%
-------------------------------------------------------------------------------------------------
FedEx Corp.                                                           195,000         $15,988,050
-------------------------------------------------------------------------------------------------
United Parcel Service, Inc., "B"                                      196,400          14,347,020
-------------------------------------------------------------------------------------------------
                                                                                      $30,335,070
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $1,369,413,769
-------------------------------------------------------------------------------------------------

Foreign Stocks - 7.4%
-------------------------------------------------------------------------------------------------
Australia - 1.0%
-------------------------------------------------------------------------------------------------
News Corp. Ltd., ADR (Broadcast & Cable TV)                           522,900         $15,556,275
-------------------------------------------------------------------------------------------------

Bermuda - 1.4%
-------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                              419,600         $10,951,560
-------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                   62,800           2,420,940
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                          315,200           7,287,424
-------------------------------------------------------------------------------------------------
                                                                                      $20,659,924
-------------------------------------------------------------------------------------------------
Finland - 0.2%
-------------------------------------------------------------------------------------------------
Nokia Corp., ADR (Telecommunications - Wireless)                      292,200          $3,471,336
-------------------------------------------------------------------------------------------------

Germany - 1.1%
-------------------------------------------------------------------------------------------------
SAP AG, ADR (Computer Software)                                       457,100         $16,665,866
-------------------------------------------------------------------------------------------------

Ireland - 0.7%
-------------------------------------------------------------------------------------------------
Elan Corp. PLC, ADR* (Pharmaceuticals)^*                              474,500         $10,737,935
-------------------------------------------------------------------------------------------------

Mexico - 0.7%
-------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications -
Wireless)                                                             334,500         $11,456,625
-------------------------------------------------------------------------------------------------

Sweden - 1.1%
-------------------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, ADR (Telecommunications -
Wireline)*                                                            605,900         $16,383,536
-------------------------------------------------------------------------------------------------

United Kingdom - 1.2%
-------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                      425,300          $8,548,530
-------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications - Wireless)               416,009           9,526,606
-------------------------------------------------------------------------------------------------
                                                                                      $18,075,136
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $113,006,633
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,600,301,282)                                     $1,482,420,402
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04,
at Amortized Cost                                                 $12,440,000         $12,440,000
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.0%
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total to
be received $30,211,317 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded account),
at Cost                                                           $30,210,000         $30,210,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.4%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                    66,472,278         $66,472,278
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,709,423,560)                                $1,591,542,680
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (4.8)%                                               (72,975,058)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,518,567,622
-------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $64,619,475 of
securities on loan (identified cost, $1,709,423,560)          $1,591,542,680
-----------------------------------------------------------------------------------------------------
Cash                                                                     229
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    6,359,975
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    4,504,360
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  1,623,756
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                 827,507
-----------------------------------------------------------------------------------------------------
Other assets                                                          73,974
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,604,932,481
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $15,898,383
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 2,897,282
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        66,472,278
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      26,985
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        418,946
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        20,444
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     202
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      5
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               2
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               630,332
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $86,364,859
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,518,567,622
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $2,811,887,041
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies                 (117,878,613)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                         (1,173,384,657)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   (2,056,149)
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,518,567,622
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  92,229,817
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $563,761,493
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              33,919,193
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $16.62
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$16.62)                                                  $17.63
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $427,363,690
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              26,791,326
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.95
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $114,022,920
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               7,134,711
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.98
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $405,006,215
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              23,861,379
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.97
-----------------------------------------------------------------------------------------------------

Class J shares

  Net assets                                                      $5,363,064
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 338,226
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $15.86
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/97.00X$15.86)                                                  $16.35
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $1,982,412
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 119,549
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.58
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $309,487
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  18,703
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.55
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                        $394,222
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  23,815
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $16.55
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$16.55)                                                  $17.56
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $143,404
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   9,030
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.88
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $220,715
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  13,885
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.90
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04
NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $12,604,007
-----------------------------------------------------------------------------------------------------
  Interest                                                             741,837
-----------------------------------------------------------------------------------------------------
  Other#                                                               827,507
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                               (49,907)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $14,123,444
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                   $12,142,527
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                38,611
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        3,171,714
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             2,392,819
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             4,931,012
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             1,364,988
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class J)                                56,049
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                5,854
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  440
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              1,243
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              1,146
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              1,629
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         887
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         286
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         407
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    220
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   136,267
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        360,023
-----------------------------------------------------------------------------------------------------
  Printing                                                             190,657
-----------------------------------------------------------------------------------------------------
  Postage                                                              172,180
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         35,800
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            18,888
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        334,103
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $25,357,750
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (32,255)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                         (817,350)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $24,508,145
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(10,384,701)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                                $103,987,570
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                     $(92,872,347)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                                 906
-----------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign
currency translation                                                                     $(92,871,441)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                          $11,116,129
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                       $731,428
-----------------------------------------------------------------------------------------------------

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
  Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                          2004                          2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss                                            $(10,384,701)                $(9,940,493)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           103,987,570                (193,494,679)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                            (92,871,441)                423,557,663
-----------------------------------------------------------  --------------               -------------
Increase in net assets from operations                             $731,428                $220,122,491
-----------------------------------------------------------  --------------               -------------
Net increase (decrease) in net assets from fund
share transactions                                              $28,208,131               $(131,989,369)
-----------------------------------------------------------  --------------               -------------
Redemption fees                                                      $2,033                         $--
-----------------------------------------------------------  --------------               -------------
Total increase in net assets                                    $28,941,592                 $88,133,122
-----------------------------------------------------------  --------------               -------------

NET ASSETS

At beginning of period                                       $1,489,626,030              $1,401,492,908
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $2,056,149 and $2,070,407, respectively)             $1,518,567,622              $1,489,626,030
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                            YEARS ENDED 8/31
                                            ---------------------------------------------------------------------------------
CLASS A                                           2004                2003             2002            2001              2000

Net asset value, beginning of period            $16.57              $14.03           $19.22          $39.19            $28.18
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                        $(0.08)             $(0.07)          $(0.13)         $(0.17)           $(0.28)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                        0.13                2.61            (4.97)         (15.53)            13.13
----------------------------------------------  ------              ------           ------          ------            ------
Total from investment operations                 $0.05               $2.54           $(5.10)        $(15.70)           $12.85
----------------------------------------------  ------              ------           ------          ------            ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                $--                 $--              $--          $(4.08)           $(1.84)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                  --            (0.09)          (0.19)               --
----------------------------------------------  ------              ------           ------          ------            ------
Total distributions declared to
shareholders                                       $--                 $--           $(0.09)         $(4.27)           $(1.84)
----------------------------------------------  ------              ------           ------          ------            ------
Redemption fees added to paid-in
capital#                                         $0.00+++              $--              $--             $--               $--
----------------------------------------------  ------              ------           ------          ------            ------
Net asset value, end of period                  $16.62              $16.57           $14.03          $19.22            $39.19
----------------------------------------------  ------              ------           ------          ------            ------
Total return (%)                                  0.30^^             18.10^          (26.70)         (42.93)            47.18
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                            ---------------------------------------------------------------------------------
CLASS A (CONTINUED)                               2004                2003             2002            2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                        1.32                1.41             1.45            1.37              1.32
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (0.46)              (0.46)           (0.74)          (0.67)            (0.78)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  80                  72              116             104               104
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $563,761            $673,767         $731,283        $984,529        $1,356,313
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                             $(0.09)                $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                        1.37                  --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (0.51)                 --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non- recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.08% lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                            ---------------------------------------------------------------------------------
CLASS B                                           2004                2003             2002            2001              2000

Net asset value, beginning of period            $16.00              $13.65           $18.80          $38.45            $27.75
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                        $(0.19)             $(0.16)          $(0.24)         $(0.33)           $(0.49)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                        0.14                2.51            (4.82)         (15.23)            12.92
--------------------------------------------  --------              ------           ------          ------            ------
Total from investment operations                $(0.05)              $2.35           $(5.06)        $(15.56)           $12.43
--------------------------------------------  --------              ------           ------          ------            ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                $--                 $--              $--          $(3.91)           $(1.73)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                  --            (0.09)          (0.18)               --
--------------------------------------------  --------              ------           ------          ------            ------
Total distributions declared to
shareholders                                       $--                 $--           $(0.09)         $(4.09)           $(1.73)
--------------------------------------------  --------              ------           ------          ------            ------
Redemption fees added to paid-in
capital#                                         $0.00+++              $--              $--             $--               $--
--------------------------------------------  --------              ------           ------          ------            ------
Net asset value, end of period                  $15.95              $16.00           $13.65          $18.80            $38.45
--------------------------------------------  --------              ------           ------          ------            ------
Total return (%)                                 (0.31)^^            17.22^          (27.08)         (43.32)            46.23
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                            ---------------------------------------------------------------------------------
CLASS B (CONTINUED)                               2004                2003             2002            2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                        1.97                2.06             2.10            2.02              1.97
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (1.10)              (1.12)           (1.39)          (1.32)            (1.43)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  80                  72              116             104               104
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $427,364            $505,090         $490,326        $820,848        $1,419,290
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                             $(0.19)                $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                        2.02                  --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (1.15)                 --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non- recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.09% lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS C                                             2004                2003             2002            2001            2000

Net asset value, beginning of period              $16.03              $13.67           $18.84          $38.54          $27.81
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                          $(0.19)             $(0.16)          $(0.24)         $(0.34)         $(0.49)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               0.14                2.52            (4.84)         (15.25)          12.96
----------------------------------------------  --------              ------           ------          ------          ------
Total from investment operations                  $(0.05)              $2.36           $(5.08)        $(15.59)         $12.47
----------------------------------------------  --------              ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                  $--                 $--              $--          $(3.93)         $(1.74)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                  --            (0.09)          (0.18)             --
----------------------------------------------  --------              ------           ------          ------          ------
Total distributions declared to
shareholders                                         $--                 $--           $(0.09)         $(4.11)         $(1.74)
----------------------------------------------  --------              ------           ------          ------          ------
Redemption fees added to paid-in capital#          $0.00+++              $--              $--             $--             $--
----------------------------------------------  --------              ------           ------          ------          ------
Net asset value, end of period                    $15.98              $16.03           $13.67          $18.84          $38.54
----------------------------------------------  --------              ------           ------          ------          ------
Total return (%)                                   (0.31^^             17.26^          (27.13)         (43.29)          46.27
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS C (CONTINUED)                                 2004                2003             2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.97                2.06             2.10            2.02            1.97
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.10)              (1.12)           (1.39)          (1.32)          (1.43)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    80                  72              116             104             104
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                   $114,023            $141,307         $148,930        $270,903        $450,352
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                               $(0.19)                $--              $--             $--             $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          2.02                  --               --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.15)                 --               --              --              --
-----------------------------------------------------------------------------------------------------------------------------
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non- recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.08% lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                 ----------------------------------------------------------------------------
CLASS I                                                2004                2003            2002           2001           2000
Net asset value, beginning of period                 $16.86              $14.24          $19.41         $39.53         $28.36
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                             $(0.01)             $(0.01)         $(0.07)        $(0.08)        $(0.15)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.12                2.63           (5.01)        (15.68)         13.22
----------------------------------------------  -----------              ------          ------         ------         ------
Total from investment operations                      $0.11               $2.62          $(5.08)       $(15.76)        $13.07
----------------------------------------------  -----------              ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                         $--                 $--             $--         $(4.17)        $(1.90)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                           --                  --           (0.09)         (0.19)            --
----------------------------------------------  -----------              ------          ------         ------         ------
Total distributions declared to shareholders            $--                 $--          $(0.09)        $(4.36)        $(1.90)
----------------------------------------------  -----------              ------          ------         ------         ------
Redemption fees added to paid-in capital#             $0.00+++              $--             $--            $--            $--
----------------------------------------------  -----------              ------          ------         ------         ------
Net asset value, end of period                       $16.97              $16.86          $14.24         $19.41         $39.53
----------------------------------------------  -----------              ------          ------         ------         ------
Total return (%)                                       0.65^^             18.40^         (26.37)        (42.73)         47.73
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                 ----------------------------------------------------------------------------
CLASS I (CONTINUED)                                    2004                2003            2002           2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             0.96                1.06            1.10           1.02           0.97
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (0.06)              (0.10)          (0.39)         (0.32)         (0.43)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       80                  72             116            104            104
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)          $405,006            $163,758         $26,193        $28,455        $41,292
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                  $(0.02)                $--             $--            $--            $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             1.01                  --              --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (0.11)                 --              --             --             --
-----------------------------------------------------------------------------------------------------------------------------
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non- recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.09% lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEARS ENDED 8/31                             PERIOD
                                                   -----------------------------------------------------------        ENDED
CLASS J                                                 2004               2003            2002           2001      8/31/00*

Net asset value, beginning of period                  $15.91             $13.56          $18.69         $38.46         $35.94
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                              $(0.18)            $(0.16)         $(0.24)        $(0.34)        $(0.37)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.13               2.51           (4.80)        (15.19)          2.89
--------------------------------------------------  --------             ------          ------         ------         ------
Total from investment operations                      $(0.05)             $2.35          $(5.04)       $(15.53)         $2.52
--------------------------------------------------  --------             ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                          $--                $--             $--         $(4.06)           $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --                 --           (0.09)         (0.18)            --
--------------------------------------------------  --------             ------          ------         ------         ------
Total distributions declared to shareholders             $--                $--          $(0.09)        $(4.24)           $--
--------------------------------------------------  --------             ------          ------         ------         ------
Redemption fees added to paid-in capital#              $0.00+++             $--             $--            $--            $--
--------------------------------------------------  --------             ------          ------         ------         ------
Net asset value, end of period                        $15.86             $15.91          $13.56         $18.69         $38.46
--------------------------------------------------  --------             ------          ------         ------         ------
Total return (%)                                       (0.31)^^           17.33^         (27.13)        (43.31)          7.01++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                        YEARS ENDED 8/31                             PERIOD
                                                   -----------------------------------------------------------        ENDED
CLASS J (CONTINUED)                                     2004               2003            2002           2001      8/31/00*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.97               2.06            2.10           2.02           1.97+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.10)             (1.12)          (1.39)         (1.32)         (1.43)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        80                 72             116            104            104
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)             $5,363             $5,119          $4,744         $6,003         $8,551
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.19)               $--             $--            $--            $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              2.02                 --              --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.15)                --              --             --             --
-----------------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000. For performance calculation purposes, the Class J inception date was changed from December 31, 1999 to February 10, 2000 to reflect the date of the initial sale of Class J shares. As a result, the total return and the beginning net asset value have been restated.
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non- recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.09% lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEAR ENDED            PERIOD ENDED
CLASS R1                                                                  8/31/04               8/31/03*

Net asset value, beginning of period                                      $16.55                 $13.94
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                  $(0.09)                $(0.06)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          0.12                   2.67
-----------------------------------------------------------------------  -------                 ------
Total from investment operations                                           $0.03                  $2.61
-----------------------------------------------------------------------  -------                 ------
Redemption fees added to paid-in capital#                                  $0.00+++                 $--
-----------------------------------------------------------------------  -------                 ------
Net asset value, end of period                                            $16.58                 $16.55
-----------------------------------------------------------------------  -------                 ------
Total return (%)                                                            0.18^^                18.72++^
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.44                   1.60+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                        (0.52)                 (0.60)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            80                     72
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $1,982                   $221
-------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                       $(0.10)                   $--
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.49                     --
-------------------------------------------------------------------------------------------------------
Net investment loss                                                        (0.57)                    --
-------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received.
    Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.08% lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

                                                               PERIOD ENDED
CLASS R2                                                         8/31/04*

Net asset value, beginning of period                             $17.01
-----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.10)
-----------------------------------------------------------------------
  Net realized and unrealized loss on investments and
  foreign currency                                                (0.36)
-------------------------------------------------------------  --------
Total from investment operations                                 $(0.46)
-------------------------------------------------------------  --------
Redemption fees added to paid-in capital#                         $0.00+++
-------------------------------------------------------------  --------
Net asset value, end of period                                   $16.55
-------------------------------------------------------------  --------
Total return (%)                                                  (2.70)++^^
-----------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                         1.66+
-----------------------------------------------------------------------
Net investment loss                                               (0.74)+
-----------------------------------------------------------------------
Portfolio turnover                                                   80
-----------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $309
-----------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.11)
-----------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         1.71+
-----------------------------------------------------------------------
Net investment loss                                               (0.79)+
-----------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average
    shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                    YEARS ENDED 8/31,
                                                             --------------------------------         PERIOD ENDED
CLASS 529A                                                          2004                 2003           8/31/02*

Net asset value, beginning of period                              $16.52               $14.03                $13.88
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                          $(0.12)              $(0.10)               $(0.01)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                  0.15                 2.59                  0.16
-------------------------------------------------------------  ---------               ------                ------
Total from investment operations                                   $0.03                $2.49                 $0.15
-------------------------------------------------------------  ---------               ------                ------
Redemption fees added to paid-in capital#                          $0.00+++               $--                   $--
-------------------------------------------------------------  ---------               ------                ------
Net asset value, end of period                                    $16.55               $16.52                $14.03
-------------------------------------------------------------  ---------               ------                ------
Total return (%)                                                    0.18^^              17.75^                 1.08++
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                          1.56                 1.67                  1.70+
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                                (0.68)               (0.69)                (0.74)+
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    80                   72                   116
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $394                 $225                    $5
-------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                               $(0.13)                 $--                   $--
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                          1.61                   --                    --
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                                (0.73)                  --                    --
-------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.09%
    lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                    YEARS ENDED 8/31,
                                                             --------------------------------            PERIOD ENDED
CLASS 529B                                                          2004                 2003              8/31/02*

Net asset value, beginning of period                              $15.97               $13.65                $13.51
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                          $(0.22)              $(0.19)               $(0.02)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                  0.13                 2.51                  0.16
------------------------------------------------------------------------               ------                ------
Total from investment operations                                  $(0.09)               $2.32                 $0.14
------------------------------------------------------------------------               ------                ------
Redemption fees added to paid-in capital#                          $0.00+++               $--                   $--
------------------------------------------------------------------------               ------                ------
Net asset value, end of period                                    $15.88               $15.97                $13.65
------------------------------------------------------------------------               ------                ------
Total return (%)                                                   (0.56)^^             17.00^                 1.04++
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                          2.20                 2.33                  2.35+
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                                (1.31)               (1.37)                (1.39)+
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    80                   72                   116
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $143                  $79                    $5
-------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                               $(0.23)                 $--                   $--
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                          2.25                   --                    --
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                                (1.36)                  --                    --
-------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  ^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.09%
    lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                    YEARS ENDED 8/31,
                                                             --------------------------------             PERIOD ENDED
CLASS 529C                                                          2004                 2003               8/31/02*

Net asset value, beginning of period                              $15.99               $13.67                $13.53
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                          $(0.22)              $(0.19)               $(0.02)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                  0.13                 2.51                  0.16
-------------------------------------------------------------  ---------               ------                ------
Total from investment operations                                  $(0.09)               $2.32                 $0.14
-------------------------------------------------------------  ---------               ------                ------
Redemption fees added to paid-in capital#                          $0.00+++               $--                   $--
-------------------------------------------------------------  ---------               ------                ------
Net asset value, end of period                                    $15.90               $15.99                $13.67
-------------------------------------------------------------  ---------               ------                ------
Total return (%)                                                   (0.56)^^             16.97^                 1.03++**
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                          2.20                 2.30                  2.35+
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                                (1.29)               (1.35)                (1.38)+
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    80                   72                   116
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $221                  $58                    $5
-------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                               $(0.23)                 $--                   $--
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                          2.25                   --                    --
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                                (1.34)                  --                    --
-------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
 ** The total return previously reported for the period ended August 31, 2002 has been revised from 1.04% to 1.03%.
^   The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.09%
    lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Strategic Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $73,084 of Deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the fund received a partial cash settlement in the amount of $1,124,750, recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been lower by 0.08% for Class A, Class C and Class R1 and 0.09% for Class B, Class I, Class J, Class 529A, Class 529B and Class 529C shares, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $7,902 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $24,353 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, wash sales, defaulted bonds and capital losses.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

During the year ended August 31, 2004, accumulated net investment loss decreased by $10,398,959, and paid-in capital decreased by $10,398,959 due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of accumulated losses on a tax basis were as follows:

          Capital loss carryforward                 $(1,157,631,028)
          ----------------------------------------------------------
          Unrealized depreciation                      (133,632,242)
          ----------------------------------------------------------
          Other temporary differences                    (2,056,149)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

          EXPIRATION DATE

          August 31, 2010                             $(827,855,260)
          ----------------------------------------------------------
          August 31, 2011                              (299,742,793)
          ----------------------------------------------------------
          August 31, 2012                               (30,032,975)
          ----------------------------------------------------------
          Total                                     $(1,157,631,028)
          ----------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters (See Legal Proceedings footnote), MFS has agreed to reduce the fund's management fee to 0.65% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

Management fees incurred for the year ended August 31, 2004 were at an effective rate of 0.70% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net decrease of $13,192 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $2,239 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004, transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $827,507 resulted in an increase in the net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $136,267, equivalent to 0.0084% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $90,094 and $1,127 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A        CLASS B        CLASS C       CLASS J      CLASS R1      CLASS R2

Distribution Fee                        0.10%          0.75%          0.75%         0.75%         0.25%         0.25%
-----------------------------------------------------------------------------------------------------------------------
Service Fee                             0.25%          0.25%          0.25%         0.25%         0.25%         0.25%
-----------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.35%          1.00%          1.00%         1.00%         0.50%         0.50%
-----------------------------------------------------------------------------------------------------------------------

                                   CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                        0.25%          0.75%          0.75%
-----------------------------------------------------------------------------------------------------------------------
Service Fee                             0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.50%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2004 amounted to:

                                      CLASS A        CLASS B        CLASS C       CLASS J      CLASS R1      CLASS R2

Service Fee Retained
by MFD                               $159,946         $8,810         $6,642           $--            $8           $13
-----------------------------------------------------------------------------------------------------------------------

                                   CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained
by MFD                                   $393            $14            $57
-----------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                      CLASS A        CLASS B        CLASS C       CLASS J      CLASS R1      CLASS R2

Effective Annual Percentage
Rates                                   0.35%          1.00%          1.00%         1.00%         0.50%         0.50%
-----------------------------------------------------------------------------------------------------------------------

                                   CLASS 529A     CLASS 529B     CLASS 529C

Effective Annual Percentage
Rates                                   0.35%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------

Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee and a portion of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to Monex to cover its service as the fund's Agent Securities Company. MFD retains the remaining 0.125%.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                           CLASS A         CLASS B       CLASS C      CLASS 529B      CLASS 529C

Contingent Deferred Sales Charges
Imposed                                    $18,069      $1,051,971        $6,322             $--             $--
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $1,669,867 for shareholder services which equated to 0.1026% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $657,312 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,272,762,912 and $1,270,554,658, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $1,725,177,189
          ----------------------------------------------------------
          Gross unrealized depreciation               $(182,859,926)
          ----------------------------------------------------------
          Gross unrealized appreciation                  49,225,417
          ----------------------------------------------------------
          Net unrealized depreciation                 $(133,634,509)
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                           Year ended 8/31/04                    Year ended 8/31/03
                                        SHARES             AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                            9,135,629        $159,921,433        42,067,436        $608,306,358
-------------------------------------------------------------------------------------------------------------
Shares reacquired                    (15,888,205)       (278,004,488)      (53,503,806)       (772,007,915)
-----------------------------------------------------------------------------------------------------------
Net decrease                          (6,752,576)      $(118,083,055)      (11,436,370)      $(163,701,557)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                            2,724,980         $45,750,851         4,961,087         $69,388,591
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (7,496,759)       (125,557,730)       (9,331,086)       (128,196,184)
-----------------------------------------------------------------------------------------------------------
Net decrease                          (4,771,779)       $(79,806,879)       (4,369,999)       $(58,807,593)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              924,461         $15,527,263         1,052,437         $14,991,019
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (2,603,489)        (43,764,517)       (3,132,660)        (43,273,762)
-----------------------------------------------------------------------------------------------------------
Net decrease                          (1,679,028)       $(28,237,254)       (2,080,223)       $(28,282,743)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                           14,464,089        $257,055,055         8,744,706        $131,236,225
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (315,485)         (5,591,834)         (871,976)        (12,561,146)
-----------------------------------------------------------------------------------------------------------
Net increase                          14,148,604        $251,463,221         7,872,730        $118,675,079
-----------------------------------------------------------------------------------------------------------

CLASS J SHARES

Shares sold                              134,418          $2,218,836            17,800            $257,229
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (118,008)         (2,007,446)          (45,778)           (640,054)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                   16,410            $211,390           (27,978)          $(382,825)
-----------------------------------------------------------------------------------------------------------

                                            Year ended 8/31/04                  Period ended 8/31/03*
                                        SHARES             AMOUNT             SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                              122,633          $2,203,904            14,585            $224,566
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (16,451)           (285,108)           (1,218)            (17,232)
-----------------------------------------------------------------------------------------------------------
Net increase                             106,182          $1,918,796            13,367            $207,334
-----------------------------------------------------------------------------------------------------------

                                            Period ended 8/31/04**
                                          SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                               18,703            $327,908
-----------------------------------------------------------------------

                                             Year ended 8/31/04                    Year ended 8/31/03
                                          SHARES             AMOUNT             SHARES             AMOUNT

CLASS 529A SHARES

Shares sold                               11,639            $202,658            13,890            $204,517
-----------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,468)            (25,484)             (620)            (10,129)
-----------------------------------------------------------------------------------------------------------
Net increase                              10,171            $177,174            13,270            $194,388
-----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                4,118             $68,611             4,683             $64,857
-----------------------------------------------------------------------------------------------------------
Shares reacquired                            (38)               (635)             (122)             (1,880)
-----------------------------------------------------------------------------------------------------------
Net increase                               4,080             $67,976             4,561             $62,977
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                               10,500            $173,280             3,281             $45,803
-----------------------------------------------------------------------------------------------------------
Shares reacquired                           (263)             (4,426)              (17)               (232)
-----------------------------------------------------------------------------------------------------------
Net increase                              10,237            $168,854             3,264             $45,571
-----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $8,026, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of MFS Strategic Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Boston, Massachusetts
October 8, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard
                                                                        Law School (education), John
                                                                        Olin Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director


INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company), Principal
                                                                        (1997 to April 2001); Lincoln
                                                                        Electric Holdings, Inc.
                                                                        (welding equipment
                                                                        manufacturer), Director;
                                                                        Southwest Gas Corporation
                                                                        (natural gas distribution
                                                                        company), Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products), Chief Executive
                                                                        Officer (until May 2001)


Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel and
                                                                        Secretary (since April 2004);
                                                                        Hale and Dorr LLP (law firm)
                                                                        (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September 2000
                                                                        to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer (prior
                                                                        to September 2000); Lexington
                                                                        Funds, Chief Financial Officer
                                                                        (prior to September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund.
    The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA  02116-3741
                                                        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PORTFOLIO MANAGERS                                      Ernst & Young LLP
Margaret W. Adams                                       200 Clarendon Street, Boston, MA 02116
S. Irfan Ali

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission)
for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            AGF-ANN-10/04 153M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) MANAGED SECTORS FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED      MAY LOSE VALUE       NO BANK GUARANTEE      NOT A DEPOSIT
          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
--------------------------------------------------------------------------------

MFS(R) MANAGED SECTORS FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             10
----------------------------------------------------
PERFORMANCE SUMMARY                               11
----------------------------------------------------
EXPENSE TABLE                                     15
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          17
----------------------------------------------------
FINANCIAL STATEMENTS                              21
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     34
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            45
----------------------------------------------------
TRUSTEES AND OFFICERS                             46
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       50
----------------------------------------------------
FEDERAL TAX INFORMATION                           51
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS" high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers" ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies" customers and competitors

o developing our own proprietary estimates of companies" earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Stock selection in leisure and, to a lesser extent, an overweighting in the sector, held back relative returns. Several media companies in the fund, including Viacom, Clear Channel Communications, and Westwood One, fell short of our growth expectations as they failed to enjoy the strong increases in advertising revenues we had anticipated in an improving economy. By period-end we had sold our Westwood One position.

In the technology sector, a combination of weak stock selection and a relative overweighing hurt results. Among the most significant detractors in the sector were storage management software firm VERITAS Software and online travel vendor IAC/InterActiveCorp. VERITAS" stock price tumbled as the firm lowered its earnings projections and moved to restate prior-year results. IAC/InterActiveCorp lost traction, we feel, on concerns that online booking agents would be shut out of more desirable flights and rooms as travel demand recovered.

The fund's positions in semiconductor makers Analog Devices and Texas Instruments also hurt relative performance. Both stocks lost ground as investors, we believe, questioned the sustainability of the semiconductor business cycle. Elsewhere in technology, underweighting cellular communications products firm QUALCOMM and missing much of the stock's strong rise over the period also subtracted from relative results.

Stock selection in the financial services sector hurt relative results as well. No individual stock in the sector was among the fund's top 10 detractors for the period; rather, the failure of a handful of holdings to keep pace with the benchmark buffeted performance. Among those stocks were brokerage giant Merrill Lynch and student loan marketer SLM Corp., also known as Sallie Mae. Merrill Lynch was not a holding in the fund's benchmark, the Russell 1000 Growth Index, and both Merrill Lynch and SLM Corp. were sold out of the fund by period-end.

Our investment in discount retailer Kohl's detracted from relative results as well. Kohl's stock price declined as the company, in our view, struggled to recover from an excess inventory situation.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, stock selection in the health care and the industrial goods and services sectors contributed to relative performance. In the industrial goods and services area, a relative underweighting helped results as well.

Within health care, the fund benefited from its positions in biopharmaceutical companies Gilead Sciences and Genzyme. Gilead's stock advanced amid strong earnings and news that the company was developing a single pill for HIV that combined two different compounds. Genzyme stock rose after the company announced second-quarter 2004 results that topped consensus expectations. In addition, we believe Genzyme surprised investors by maintaining previous 2004 earnings projections that many analysts had anticipated would be diluted by the firm's acquisition of Ilex Oncology. The fund benefited as well from underweighting Cardinal Health and selling our position before the stock fell sharply. Shares in the drug and medical supply distributor plummeted following an earnings disappointment and the announcement of additional investigations into the firm's accounting practices.

In the industrial goods and services sector, our position in conglomerate General Electric added to relative returns. We believe GE's stock rose over the period in part as a result of improving fundamentals (business factors such as earnings and cash flow growth). Our holding in Lockheed Martin, the world's largest defense contractor, also helped relative performance.

Stocks in other sectors that contributed to relative performance included eBay, Avon Products, and Sprint PCS Group. In our view, successful expansion into international markets was a key driver of Internet auctioneer eBay's strong performance. The fund's position in direct-sales cosmetics firm Avon Products rallied as the company reported solid revenue growth across all geographies. We sold our Avon holdings and took some profits. Stock in wireless carrier Sprint PCS soared during the period as the bidding war for AT&T Wireless drove up stock prices across the cellular industry. We sold our Sprint PCS position into that rally.

Underweighting semiconductor giant Intel, which was a large position in our benchmark, aided relative performance as well. In our view, the stock declined because of concerns about the semiconductor industry's near-term prospects.

    Respectfully,

/s/ Margaret W. Adams                              /s/ Stephen Pesek

    Margaret W. Adams                                  Stephen Pesek
    Portfolio Manager                                  Portfolio Manager

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

Note to Shareholders: As of November 2003, John E. Lathrop is no longer a manager of the portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

             -----------------------------------------------
                             PORTFOLIO STRUCTURE
             -----------------------------------------------

             Stocks                                    97.2%
             Cash and Other Net Assets                  2.8%

             -----------------------------------------------
                            TOP 5 SECTOR WEIGHTINGS
             -----------------------------------------------

             Technology                                31.2%
             -----------------------------------------------
             Health Care                               26.8%
             -----------------------------------------------
             Retailing                                 10.6%
             -----------------------------------------------
             Financial Services                         9.0%
             -----------------------------------------------
             Industrial Goods & Svcs.                   7.4%
             -----------------------------------------------

Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

             -----------------------------------------------
                            TOP 10 STOCK HOLDINGS
             -----------------------------------------------

             MICROSOFT CORP.                            5.0%
             -----------------------------------------------
             JOHNSON & JOHNSON                          4.4%
             -----------------------------------------------
             PFIZER, INC.                               3.5%
             -----------------------------------------------
             CISCO SYSTEMS, INC.                        3.3%
             -----------------------------------------------
             GENERAL ELECTRIC CO.                       3.0%
             -----------------------------------------------
             CITIGROUP, INC.                            2.7%
             -----------------------------------------------
             AMERICAN INTERNATIONAL GROUP, INC.         2.5%
             -----------------------------------------------
             SYMANTEC CORP.                             2.4%
             -----------------------------------------------
             LOCKHEED MARTIN CORP.                      2.3%
             -----------------------------------------------
             DELL, INC.                                 2.3%
             -----------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
-------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's Class A shares, which represent the class with the greatest net assets, in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                  MFS Managed
                                  Sectors Fund      Russell 100
                                    Class A         Growth Index

              8/94                 $ 9,425           $10,000
              8/96                  12,352            14,752
              8/98                  14,569            22,257
              8/00                  36,173            44,060
              8/02                  13,999            18,750
              8/04                  15,880            22,534

------------------------
Average annual
without sales charge
------------------------

TOTAL RETURNS

                        Class
   Share class      inception date     1-yr      3-yr       5-yr       10-yr
------------------------------------------------------------------------------
        A              9/20/93          0.26%     -4.04%     -6.79%      5.36%
------------------------------------------------------------------------------
        B              12/29/86        -0.40%     -4.67%     -7.41%      4.65%
------------------------------------------------------------------------------
        C               6/1/00         -0.40%     -4.65%     -7.37%      4.67%
------------------------------------------------------------------------------
        I               1/2/97          0.65%     -3.72%     -6.48%      5.64%
------------------------------------------------------------------------------

------------------------
Average annual
------------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average large-cap growth fund+          2.90%     -3.35%     -6.08%      6.91%
------------------------------------------------------------------------------
Russell 1000 Growth Index#              5.36%     -2.20%     -7.35%      8.46%
------------------------------------------------------------------------------

------------------------
Average annual
with sales charge
------------------------

Share class
------------------------------------------------------------------------------
        A                              -5.50%     -5.91%     -7.89%      4.73%
------------------------------------------------------------------------------
        B                              -4.38%     -5.64%     -7.68%      4.65%
------------------------------------------------------------------------------
        C                              -1.40%     -4.65%     -7.37%      4.67%
------------------------------------------------------------------------------
Class I shares do not have a sales charge. Please see Notes to Performance Summary for more details.

------------------------
Cumulative without
sales charge
------------------------

------------------------------------------------------------------------------
        A                               0.26%    -11.63%    -29.65%     68.49%
------------------------------------------------------------------------------
        B                              -0.40%    -13.38%    -31.95%     57.54%
------------------------------------------------------------------------------
        C                              -0.40%    -13.30%    -31.81%     57.88%
------------------------------------------------------------------------------
        I                               0.65%    -10.76%    -28.48%     73.06%
------------------------------------------------------------------------------

+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 1000 GROWTH INDEX - measures the performance of those companies in the Russell 1000 index with higher price to book and forecasted growth values. The Russell 1000 consists of the 1000 largest market cap companies in the Russell 3000 index.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS" revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower. For example, the impact on the fund's performance (not including sales charge) for the one-year period through the date shown would have been lower by approximately 0.14%.

Class A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase) reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors.

Performance for C shares includes the performance of the fund's Class B shares prior to their offering. For reporting periods ending prior to March 31, 2004, when quoting performance for the fund's Class I shares, the performance of this share class included the performance of the fund's Class B shares, rather than Class A shares. The blending methodology changed for reporting periods ending on or after March 31, 2004, because Class A and B shares now each has a 10 year performance history, and share class performance is being blended to Class A shares based upon the similarity of share class operating expenses. This change in blending methodology results in better performance for Class I shares than it had under the prior blending methodology. For a transitional period lasting until December 31, 2007, performance for Class I shares under the prior methodology is available at mfs.com. These results represent the percent change in net asset value.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio focuses on companies in a limited number of sectors or industries making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors or industries than a portfolio that invests more broadly.

The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the fund's value more sensitive to developments associated with the issuer and the overall market.

The portfolio may invest in growth company securities which will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard & Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

The fund will allocate its investment among various equity sectors, based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines. Please see the prospectus for these and other risk considerations.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and
(2) ongoing costs, including management fees; distribution and service
(12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
        Actual              1.44%       $1,000            $931          $7.01
  A     ------------------------------------------------------------------------
        Hypothetical        1.44%       $1,000          $1,018          $7.32
--------------------------------------------------------------------------------
        Actual              2.09%       $1,000            $928         $10.16
  B    -------------------------------------------------------------------------
        Hypothetical        2.09%       $1,000          $1,014         $10.61
--------------------------------------------------------------------------------
        Actual              2.09%       $1,000            $929         $10.16
  C     ------------------------------------------------------------------------
        Hypothetical        2.09%       $1,000          $1,014         $10.61
--------------------------------------------------------------------------------
        Actual              1.09%       $1,000            $933          $5.31
  I     ------------------------------------------------------------------------
        Hypothetical        1.09%       $1,000          $1,020          $5.55
--------------------------------------------------------------------------------

 * Ending account value reflects each class" ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class" annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES           $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 96.3%
-------------------------------------------------------------------------------------------------
Consumer Staples - 2.2%
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                    20,300        $1,096,200
-------------------------------------------------------------------------------------------------
Procter & Gamble Co.^                                                    58,100         3,251,857
-------------------------------------------------------------------------------------------------
                                                                                       $4,348,057
-------------------------------------------------------------------------------------------------
Financial Services - 8.1%
-------------------------------------------------------------------------------------------------
American Express Co.^                                                    65,600        $3,281,312
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                       67,900         4,837,196
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                         113,500         5,286,830
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.^                                                9,100           815,815
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.^                                 27,400         1,675,784
-------------------------------------------------------------------------------------------------
                                                                                      $15,896,937
-------------------------------------------------------------------------------------------------
Healthcare - 26.8%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                      97,900        $4,081,451
-------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                             70,600         4,185,874
-------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                          48,400         2,715,240
-------------------------------------------------------------------------------------------------
Celgene Corp.^*                                                          18,900         1,072,575
-------------------------------------------------------------------------------------------------
Eli Lilly & Co.^                                                         50,200         3,185,190
-------------------------------------------------------------------------------------------------
Genentech, Inc.^*                                                        30,200         1,473,156
-------------------------------------------------------------------------------------------------
Genzyme Corp.^*                                                          75,300         4,066,200
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                   60,100         4,154,713
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                       148,000         8,598,800
-------------------------------------------------------------------------------------------------
Medtronic, Inc.^                                                         86,800         4,318,300
-------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                            207,500         6,779,025
-------------------------------------------------------------------------------------------------
Waters Corp.^*                                                           92,300         3,997,513
-------------------------------------------------------------------------------------------------
Wyeth^                                                                  103,900         3,799,623
-------------------------------------------------------------------------------------------------
                                                                                      $52,427,660
-------------------------------------------------------------------------------------------------
Industrial Goods & Services - 7.4%
-------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                     35,300        $2,197,425
-------------------------------------------------------------------------------------------------
General Electric Co.                                                    180,600         5,921,874
-------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.^                                               19,200         1,752,768
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.^                                                   85,000         4,571,300
-------------------------------------------------------------------------------------------------
                                                                                      $14,443,367
-------------------------------------------------------------------------------------------------
Leisure - 5.7%
-------------------------------------------------------------------------------------------------
Carnival Corp.^                                                          74,000        $3,388,460
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                       64,100         2,147,991
-------------------------------------------------------------------------------------------------
Comcast Corp., "A"^*                                                     90,200         2,540,934
-------------------------------------------------------------------------------------------------
Time Warner, Inc.^*                                                      37,300           609,855
-------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                        72,400         2,411,644
-------------------------------------------------------------------------------------------------
                                                                                      $11,098,884
-------------------------------------------------------------------------------------------------
Miscellaneous - 2.4%
-------------------------------------------------------------------------------------------------
Career Education Corp.^*                                                 27,800          $857,352
-------------------------------------------------------------------------------------------------
Fiserv, Inc.^*                                                           50,400         1,752,912
-------------------------------------------------------------------------------------------------
Getty Images, Inc.^*                                                     37,600         2,084,920
-------------------------------------------------------------------------------------------------
                                                                                       $4,695,184
-------------------------------------------------------------------------------------------------
Retail - 10.6%
-------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                                                       48,600        $2,260,872
-------------------------------------------------------------------------------------------------
CVS Corp.^                                                               78,300         3,132,000
-------------------------------------------------------------------------------------------------
Kohl's Corp.^*                                                           68,400         3,384,432
-------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                        37,200         1,848,840
-------------------------------------------------------------------------------------------------
Nike, Inc., "B"^                                                         25,400         1,912,874
-------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.^*                                    43,500           833,460
-------------------------------------------------------------------------------------------------
PETsMART, Inc.^                                                          53,100         1,489,986
-------------------------------------------------------------------------------------------------
Reebok International Ltd.                                                42,100         1,430,137
-------------------------------------------------------------------------------------------------
Target Corp.^                                                            98,600         4,395,588
-------------------------------------------------------------------------------------------------
                                                                                      $20,688,189
-------------------------------------------------------------------------------------------------
Technology - 31.2%
-------------------------------------------------------------------------------------------------
ADTRAN, Inc.^                                                            68,500        $1,834,430
-------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.^*                                             168,700         2,269,015
-------------------------------------------------------------------------------------------------
Analog Devices, Inc.^                                                    85,900         2,982,448
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                    348,100         6,530,356
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                             130,500         4,546,620
-------------------------------------------------------------------------------------------------
eBay, Inc.^*                                                             48,400         4,188,536
-------------------------------------------------------------------------------------------------
IAC/InterActiveCorp^*                                                    89,400         2,039,214
-------------------------------------------------------------------------------------------------
Intel Corp.                                                             137,300         2,923,117
-------------------------------------------------------------------------------------------------
International Business Machines Corp.^                                   48,100         4,073,589
-------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.^                                         24,600         1,068,378
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                         361,500         9,868,950
-------------------------------------------------------------------------------------------------
Oracle Corp.*                                                            88,600           883,342
-------------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                           57,400         2,184,070
-------------------------------------------------------------------------------------------------
Symantec Corp.^*                                                         96,500         4,628,140
-------------------------------------------------------------------------------------------------
Texas Instruments, Inc.^                                                159,500         3,116,630
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.^*                                                171,500         2,867,480
-------------------------------------------------------------------------------------------------
Xilinx, Inc.^                                                            55,900         1,533,337
-------------------------------------------------------------------------------------------------
Yahoo!, Inc.^*                                                          125,800         3,586,558
-------------------------------------------------------------------------------------------------
                                                                                      $61,124,210
-------------------------------------------------------------------------------------------------
Transportation - 1.3%
-------------------------------------------------------------------------------------------------
FedEx Corp.^                                                             29,500        $2,418,705
-------------------------------------------------------------------------------------------------

Utilities & Communications - 0.6%
-------------------------------------------------------------------------------------------------
Andrew Corp.^*                                                           96,500        $1,070,185
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $188,211,378
-------------------------------------------------------------------------------------------------

Foreign Stocks - 0.9%
-------------------------------------------------------------------------------------------------
Bermuda - 0.9%
-------------------------------------------------------------------------------------------------
Ace Ltd. (Financial Services)^                                           46,200        $1,781,010
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $177,840,871)                                         $189,992,388
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.3%
-------------------------------------------------------------------------------------------------
ISSUER                                                               PAR AMOUNT           $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04,
at Amortized Cost                                                      $587,000          $587,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 22.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES           $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                      44,454,334       $44,454,334
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                               PAR AMOUNT           $ VALUE
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total to be received $4,945,216 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account), at
Cost                                                                 $4,945,000        $4,945,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $227,827,205)                                    $239,978,722
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (22.8)%                                              (44,572,356)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $195,406,366
-------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.
AT 8/31/04

ASSETS

Investments, at value, including $43,440,874 of
securities on loan (identified cost, $227,827,205)              $239,978,722
-----------------------------------------------------------------------------------------------------
Cash                                                                     121
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                       16,974
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    242,655
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceedings settlement                269,765
-----------------------------------------------------------------------------------------------------
Other assets                                                           2,856
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $240,511,093
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for fund shares reacquired                                  $426,471
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        44,454,334
-----------------------------------------------------------------------------------------------------
Payable to affiliates

-----------------------------------------------------------------------------------------------------
  Management fee                                                       4,033
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          9,144
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                         2,526
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                      25
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               208,194
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $45,104,727
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $195,406,366
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $472,201,994
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                            12,151,517
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (288,864,360)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                      (82,785)
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $195,406,366
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  25,767,529
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $155,466,402
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              20,456,219
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $7.60
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$7.60)                                                    $8.06
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $36,651,877
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,879,239
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.51
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                      $1,153,597
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 155,242
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.43
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $2,134,490
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 276,829
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.71
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

NET INVESTMENT LOSS

Income

-----------------------------------------------------------------------------------------------------
  Dividends                                                        $1,880,976
-----------------------------------------------------------------------------------------------------
  Interest                                                             81,428
-----------------------------------------------------------------------------------------------------
  Other#                                                              269,765
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $2,232,169
-----------------------------------------------------------------------------------------------------
Expenses

-----------------------------------------------------------------------------------------------------
  Management fee                                                   $1,651,474
-----------------------------------------------------------------------------------------------------
  Trustees" compensation                                               16,956
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         406,488
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              608,046
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              429,532
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               12,425
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   17,933
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        71,159
-----------------------------------------------------------------------------------------------------
  Printing                                                             71,020
-----------------------------------------------------------------------------------------------------
  Postage                                                              26,607
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                        38,200
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            3,937
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        96,972
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $3,450,749
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (2,632)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                            (252)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $3,447,865
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                       $(1,215,696)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)

-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $22,293,886
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                           112
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                     $22,293,998
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)

-----------------------------------------------------------------------------------------------------
  Investments                                                                            $(19,329,122)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                           $2,964,876
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                     $1,749,180
-----------------------------------------------------------------------------------------------------

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
  Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                               2004                       2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss                                               $(1,215,696)              $(1,541,045)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                              22,293,998                (3,099,503)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                         (19,329,122)               30,289,025
-----------------------------------------------------------     -------------            --------------
Increase in net assets from operations                             $1,749,180               $25,648,477
-----------------------------------------------------------     -------------            --------------
Net decrease in net assets from fund share transactions          $(36,010,984)             $(33,081,638)
-----------------------------------------------------------     -------------            --------------
Redemption fees                                                            $3                       $--
-----------------------------------------------------------     -------------            --------------
Total decrease in net assets                                     $(34,261,801)              $(7,433,161)
-----------------------------------------------------------     -------------            --------------

NET ASSETS

At beginning of period                                           $229,668,167              $237,101,328
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $82,785 and $104,627, respectively)                      $195,406,366              $229,668,167
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS A                                             2004                2003             2002            2001            2000
Net asset value, beginning of period               $7.58               $6.70            $8.60          $21.45          $14.95
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                          $(0.03)             $(0.04)          $(0.07)         $(0.06)         $(0.11)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               0.05                0.92            (1.83)          (9.44)           8.73
---------------------------------------------     ------              ------           ------          ------          ------
Total from investment operations                   $0.02               $0.88           $(1.90)         $(9.50)          $8.62
---------------------------------------------     ------              ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                  $--                 $--              $--          $(2.78)         $(2.12)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                  --               --           (0.57)             --
---------------------------------------------     ------              ------           ------          ------          ------
Total distributions declared to
shareholders                                         $--                 $--              $--          $(3.35)         $(2.12)
---------------------------------------------     ------              ------           ------          ------          ------
Redemption fees added to paid-in capital#          $0.00+++              $--              $--             $--             $--
---------------------------------------------     ------              ------           ------          ------          ------
Net asset value, end of period                     $7.60               $7.58            $6.70           $8.60          $21.45
---------------------------------------------     ------              ------           ------          ------          ------
Total return (%)(+)                                 0.26^^^            13.13^^         (22.09)         (50.32)          60.26
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS A (CONTINUED)                                 2004                2003             2002            2001            2000
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.43                1.51             1.46            1.36            1.32
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (0.42)              (0.57)           (0.92)          (0.43)          (0.56)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    84                  72              282             319             495
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                   $155,466            $180,237         $183,797        $276,026        $600,531
------------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                               $(0.03)*                --               --              --              --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          1.43*                 --               --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (0.42)*                --               --              --              --
------------------------------------------------------------------------------------------------------------------------------

  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.34% lower.
^^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. The non-recurring accrual resulted in an increase in the net asset value of
    $0.01 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended August 31, 2004 would have been 0.14% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS B                                                2004               2003            2002           2001            2000
Net asset value, beginning of period                  $7.54              $6.71           $8.67         $21.55          $15.04
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                             $(0.08)            $(0.08)         $(0.13)        $(0.14)         $(0.24)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.05               0.91           (1.83)         (9.52)           8.78
------------------------------------------------     ------             ------          ------         ------          ------
Total from investment operations                     $(0.03)             $0.83          $(1.96)        $(9.66)          $8.54
------------------------------------------------     ------             ------          ------         ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                         $--                $--             $--         $(2.68)         $(2.03)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                           --                 --              --          (0.54)             --
------------------------------------------------     ------             ------          ------         ------          ------
Total distributions declared to shareholders            $--                $--             $--         $(3.22)         $(2.03)
------------------------------------------------     ------             ------          ------         ------          ------
Redemption fees added to paid-in capital#             $0.00+++             $--             $--            $--             $--
------------------------------------------------     ------             ------          ------         ------          ------
Net asset value, end of period                        $7.51              $7.54           $6.71          $8.67          $21.55
------------------------------------------------     ------             ------          ------         ------          ------
Total return (%)                                      (0.40)^^^          12.37^^        (22.61)        (50.64)          59.15
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS B (CONTINUED)                                    2004               2003            2002           2001            2000
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             2.08               2.16            2.11           2.01            1.97
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.08)             (1.22)          (1.57)         (1.08)          (1.20)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       84                 72             282            319             495
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $36,652            $45,982         $49,995        $87,876        $243,420
------------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                  $(0.08)*               --              --             --              --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             2.08*                --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.08)*               --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.35% lower.
^^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. The non-recurring accrual resulted in an increase in the net asset value of
    $0.01 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended August 31, 2004 would have been 0.13% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEARS ENDED 8/31                              PERIOD
                                                  -----------------------------------------------------------        ENDED
CLASS C                                                2004              2003            2002            2001      8/31/00**
Net asset value, beginning of period                  $7.46             $6.65           $8.57          $21.57          $19.62
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                             $(0.08)           $(0.08)         $(0.13)         $(0.12)         $(0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.05              0.89           (1.79)          (9.47)           2.03
------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                     $(0.03)            $0.81          $(1.92)         $(9.59)          $1.95
------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                         $--               $--             $--          $(2.83)            $--
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments
  and foreign currency transactions                      --                --              --           (0.58)             --
------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders            $--               $--             $--          $(3.41)            $--
------------------------------------------------     ------            ------          ------          ------          ------
Redemption fees added to paid-in capital#             $0.00+++            $--             $--             $--             $--
------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $7.43             $7.46           $6.65           $8.57          $21.57
------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                      (0.40)^^^         12.18^^        (22.40)         (50.62)           9.94++^
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                       YEARS ENDED 8/31                              PERIOD
                                                  -----------------------------------------------------------        ENDED
CLASS C (CONTINUED)                                    2004              2003            2002            2001      8/31/00**
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             2.08              2.16            2.11            2.01            1.97+
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.06)            (1.22)          (1.57)          (1.08)          (1.53)+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       84                72             282             319             495
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $1,154            $1,199          $1,240          $1,505          $1,022
------------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                  $(0.08)*              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             2.08*               --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (1.06)*              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class C shares, June 1, 2000 through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return previously reported for the period ended August 31, 2000 has been revised, from 59.30% to 9.94%.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.35% lower.
^^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. The non-recurring accrual resulted in an increase in the net asset value of
    $0.01 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended August 31, 2004 would have been 0.13% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS I                                                2004              2003            2002            2001            2000
Net asset value, beginning of period                  $7.66             $6.75           $8.64          $21.54          $14.99
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                             $(0.01)           $(0.01)         $(0.05)         $(0.01)         $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.06              0.92           (1.84)          (9.47)           8.76
------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                      $0.05             $0.91          $(1.89)         $(9.48)          $8.72
------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                         $--               $--             $--          $(2.84)         $(2.17)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                           --                --              --           (0.58)             --
------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders            $--               $--             $--          $(3.42)         $(2.17)
------------------------------------------------     ------            ------          ------          ------          ------
Redemption fees added to paid-in capital#             $0.00+++            $--             $--             $--             $--
------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $7.71             $7.66           $6.75           $8.64          $21.54
------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                       0.65^^^          13.48^^        (21.88)         (50.14)          60.76
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS I (CONTINUED)                                    2004              2003            2002            2001            2000
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             1.08              1.16            1.11            1.01            0.97
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (0.07)            (0.22)          (0.57)          (0.08)          (0.21)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       84                72             282             319             495
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $2,134            $2,250          $2,070          $2,739          $6,418
------------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                  $(0.01)*              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             1.08*               --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (0.07)*              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended August 31, 2003 would have been 0.35% lower.
^^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. The non-recurring accrual resulted in an increase in the net asset value of
    $0.01 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended August 31, 2004 would have been 0.14% lower.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex- dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the fund received a partial cash settlement in the amount of $743,793, recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.02 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been lower by 0.34%, 0.35%, 0.35% and 0.35% for Class A, B, C, and I shares, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $663 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $1,969 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

During the year ended August 31, 2004, accumulated net investment loss decreased by $1,237,538, accumulated net realized loss on investments and foreign currency transactions increased by $112, and paid-in capital decreased by $1,237,426 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                    $288,484,439
          --------------------------------------------------------
          Unrealized appreciation                        11,771,596
          --------------------------------------------------------
          Other temporary differences                       (82,785)
          --------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration August 31, 2010 ($209,247,033) and August 31, 2011 ($79,237,406).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $2.5 billion of average net assets             0.75%
          ----------------------------------------------------------
          Average net assets in excess of $2.5 billion         0.70%
          ----------------------------------------------------------

Management fees incurred for the year ended August 31, 2004 were an effective rate of 0.75% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees" compensation is a net increase of $914 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $4,867 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004, transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $269,765 resulted in an increase in the net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $17,933 equivalent to 0.0081% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,616 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                          CLASS A        CLASS B        CLASS C

Distribution Fee                            0.10%          0.75%          0.75%
-------------------------------------------------------------------------------
Service Fee                                 0.25%          0.25%          0.25%
-------------------------------------------------------------------------------
Total Distribution Plan                     0.35%          1.00%          1.00%
-------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2004, amounted to:

                                          CLASS A        CLASS B        CLASS C

Service Fee Retained by MFD               $15,864         $1,668            $24
-------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004, were as follows:

                                          CLASS A        CLASS B        CLASS C

Effective Annual Percentage Rates           0.35%          1.00%          1.00%
-------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                                 CLASS A    CLASS B    CLASS C

Contingent Deferred Sales Charges Imposed           $761    $81,661       $269
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $227,766 for shareholder services which equated to 0.1029% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $36,292 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $183,408,567 and $222,708,508, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                               $228,207,126
          --------------------------------------------------------
          Gross unrealized appreciation                 $17,527,544
          --------------------------------------------------------
          Gross unrealized depreciation                  (5,755,948)
          --------------------------------------------------------
          Net unrealized appreciation                   $11,771,596
          --------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                            Year ended 8/31/04           Year ended 8/31/03
                           SHARES        AMOUNT         SHARES        AMOUNT

CLASS A SHARES

Shares sold               1,200,290     $9,467,545     1,956,338    $12,960,002
--------------------------------------------------------------------------------
Shares reacquired        (4,537,224)   (35,764,681)   (5,584,582)   (36,876,148)
--------------------------------------------------------------------------------
Net decrease             (3,336,934)   (26,297,136)   (3,628,244)  $(23,916,146)
--------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                 490,524     $3,845,853       818,965     $5,502,570
--------------------------------------------------------------------------------
Shares reacquired        (1,712,739)   (13,373,666)   (2,166,390)   (14,423,562)
--------------------------------------------------------------------------------
Net decrease             (1,222,215)   $(9,527,813)   (1,347,425)   $(8,920,992)
--------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                  46,113       $356,726       160,262     $1,068,677
--------------------------------------------------------------------------------
Shares reacquired           (51,719)      (401,707)     (185,934)    (1,225,803)
--------------------------------------------------------------------------------
Net decrease                 (5,606)      $(44,981)      (25,672)     $(157,126)
--------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                  16,395       $129,961        26,922       $183,217
--------------------------------------------------------------------------------
Shares reacquired           (33,274)      (271,015)      (39,742)      (270,591)
--------------------------------------------------------------------------------
Net decrease                (16,879)     $(141,054)      (12,820)      $(87,374)
--------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve fund's rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $1,068, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators" view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS" former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS" internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS" use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and the Shareholders of
MFS Managed Sectors Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund (one of the series comprising MFS Series Trust I) (the "Trust") as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial present fairly, in all material respects, the financial position of MFS Managed Sectors Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 25, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts
02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004);
                                                                        Harvard Law School
                                                                        (education), John Olin
                                                                        Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company),
                                                                        Principal (1997 to April
                                                                        2001); Lincoln Electric
                                                                        Holdings, Inc. (welding
                                                                        equipment manufacturer),
                                                                        Director; Southwest Gas
                                                                        Corporation (natural gas
                                                                        distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund.
    The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. The Trust will hold a shareholders" meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                  CUSTODIANS
Massachusetts Financial Services Company            State Street Bank and Trust Company
500 Boylston Street, Boston, MA                     225 Franklin Street, Boston, MA 02110
02116-3741
                                                    JP Morgan Chase Bank
DISTRIBUTOR                                         One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                         New York, NY 10081
500 Boylston Street, Boston, MA
02116-3741                                          INDEPENDENT REGISTERED PUBLIC
                                                    ACCOUNTING FIRM
PORTFOLIO MANAGERS                                  Deloitte & Touche LLP
Margaret W. Adams                                   200 Berkeley Street, Boston, MA 02116
S. Irfan Ali
Stephen Pesek

QUARTERLY PORTFOLIO DISCLOSURE

Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the
Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's
Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
-------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds" proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             MMS-ANN-10/04 45M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) VALUE FUND

[graphic omitted]

A path for pursuing opportunity

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) VALUE FUND

The fund seeks capital appreciation and reasonable income.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                              9
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
EXPENSE TABLE                                     14
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          16
----------------------------------------------------
FINANCIAL STATEMENTS                              22
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     41
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            54
----------------------------------------------------
TRUSTEES AND OFFICERS                             55
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       59
----------------------------------------------------
FEDERAL TAX INFORMATION                           60
----------------------------------------------------
ASSET ALLOCATION                                  61
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top- down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continued unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Stock selection and, to a lesser extent, our underweighting in the strong-performing financial services sector were the primary causes of the fund's underperformance relative to its benchmark during the period.

Some individual detractors from the financial services group included the asset manager Mellon Financial Corp., and the investment bank and asset manager Goldman Sachs Group.

Stock selection in the leisure sector held back the fund's relative performance as well. The primary individual detractors in the leisure group were the media conglomerate Viacom and the Tribune Co., a newspaper publisher and owner of local TV stations.

The fund's cash position, which averaged less than 3% for the period, also detracted from its relative return. As with nearly all mutual funds, this fund holds some cash to buy new holdings and maintain liquidity. In a period when large-cap U.S. value stocks - as measured by the Russell 1000 Value Index - rose sharply, holding cash hurt performance relative to the index, which has no cash position.

Individual stocks in other sectors that hurt relative performance included the railroad freight carrier Union Pacific and the energy conglomerates Exxon Mobil and ChevronTexaco. By the end of the period, the fund no longer owned ChevronTexaco.

CONTRIBUTORS TO PERFORMANCE

On the positive side, the decision to underweight the relatively poor-performing technology sector proved helpful. To a lesser extent, stock selection in the technology sector also contributed to the fund's relative return. Top individual contributors within the technology group included Motorola Inc., a manufacturer of wireless handsets and wireless infrastructure equipment; the telecommunications equipment company Nortel Networks Corp.; and Hewlett-Packard Co., a manufacturer of computer hardware and provider of information technology services. Both Motorola and Nortel were sold out of the fund by the end of the period.

Strong stock selection in the health care sector helped relative performance, as well. In particular, underweighting the poor-performing pharmaceutical firm Merck & Co. made a positive contribution to the fund's relative performance.

Another major contributor to relative returns was our stock selection in utilities and communications, with the strong performance of Texas-based energy supplier TXU Corp. leading the way for the sector.

Additionally, relative performance was helped by our overweighting the above-average-performing consumer staples sector and our stock selection within the sector. A strong individual contributor in the group was Kimberly-Clark Corp., the world's top maker of personal paper products.

While financial services was one of the worst-performing sectors for the portfolio during the period, our investment in the regional bank FleetBoston Financial proved to be the strongest overall contributor to the fund's relative performance. Fleet was acquired by Bank of America during the period.

Other top individual contributors to the fund's relative performance were the Swiss agricultural chemical firm Syngenta AG, the energy conglomerate BP PLC, and the aerospace firm Lockheed Martin Corp. Neither Syngenta nor BP PLC are held in the index.

    Respectfully,

/s/ Edward B. Baldini                   /s/ Steven R. Gorham

    Edward B. Baldini                       Steven R. Gorham
    Portfolio Manager                       Portfolio Manager

Note to Shareholders: Lisa Nurme retired from MFS on May 31, 2004. Effective July 1, 2004, Edward Baldini became a co-manager of the fund with Mr. Gorham.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from Class A, B, C, and I shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                            PORTFOLIO STRUCTURE
          -------------------------------------------------------
          Stocks                                            97.5%
          Cash and Other Net Assets                          2.5%

          -------------------------------------------------------
                            TOP 5 SECTOR WEIGHTINGS
          -------------------------------------------------------

          Financial Services                                28.7%
          -------------------------------------------------------
          Utilities & Communications                        11.1%
          -------------------------------------------------------
          Energy                                            10.8%
          -------------------------------------------------------
          Consumer Staples                                   9.8%
          -------------------------------------------------------
          Basic Materials                                    9.5%
          -------------------------------------------------------

          -------------------------------------------------------
                                 TOP 10 HOLDINGS
          -------------------------------------------------------

          BANK OF AMERICA CORP.                              4.3%
          -------------------------------------------------------
          CITIGROUP, INC.                                    3.9%
          -------------------------------------------------------
          FANNIE MAE                                         2.5%
          -------------------------------------------------------
          SUNTRUST BANKS, INC.                               2.4%
          -------------------------------------------------------
          ALTRIA GROUP, INC.                                 2.2%
          -------------------------------------------------------
          VERIZON COMMUNICATIONS, INC.                       2.2%
          -------------------------------------------------------
          GOLDMAN SACHS GROUP, INC.                          2.2%
          -------------------------------------------------------
          JOHNSON & JOHNSON                                  2.1%
          -------------------------------------------------------
          CONOCOPHILLIPS                                     2.1%
          -------------------------------------------------------
          BP PLC                                             2.0%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
-------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2004. Index information is from January 2, 1996.)

                                  MFS Value        Russell 1000
                               Fund -- Class A     Growth Index

              1/96                 $ 9,425           $10,000
              8/96                  10,433            10,638
              8/98                  15,772            15,421
              8/00                  22,727            20,893
              8/02                  21,190            17,946
              8/04                  26,364            23,542

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                         Class
   Share class      inception date        1-yr       3-yr      5-yr      Life*
------------------------------------------------------------------------------
        A               1/2/96           17.13%     3.98%     6.11%     12.61%
------------------------------------------------------------------------------
        B               11/4/97          16.35%     3.30%     5.42%     12.04%
------------------------------------------------------------------------------
        C               11/5/97          16.32%     3.29%     5.42%     12.04%
------------------------------------------------------------------------------
        I               1/2/97           17.47%     4.32%     6.47%     12.86%
------------------------------------------------------------------------------
       R1              12/31/02          16.92%     3.90%     6.06%     12.58%
------------------------------------------------------------------------------
       R2              10/31/03          16.76%     3.87%     6.04%     12.57%
------------------------------------------------------------------------------
      529A              7/31/02          16.63%     3.75%     5.97%     12.52%
------------------------------------------------------------------------------
      529B              7/31/02          16.03%     3.33%     5.71%     12.36%
------------------------------------------------------------------------------
      529C              7/31/02          16.03%     3.34%     5.72%     12.37%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average equity income fund+              14.10%     2.48%     2.38%      7.98%
------------------------------------------------------------------------------
Russell 1000 Value Index#                17.52%     4.45%     3.25%     10.38%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                                10.40%     1.95%     4.86%     11.84%
------------------------------------------------------------------------------
        B                                12.35%     2.35%     5.10%     12.04%
------------------------------------------------------------------------------
        C                                15.32%     3.29%     5.42%     12.04%
------------------------------------------------------------------------------
      529A                                9.93%     1.72%     4.72%     11.76%
------------------------------------------------------------------------------
      529B                               12.03%     2.39%     5.39%     12.36%
------------------------------------------------------------------------------
      529C                               15.03%     3.34%     5.72%     12.37%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                                17.13%    12.42%    34.51%    179.73%
------------------------------------------------------------------------------
        B                                16.35%    10.23%    30.21%    167.78%
------------------------------------------------------------------------------
        C                                16.32%    10.20%    30.23%    167.75%
------------------------------------------------------------------------------
        I                                17.47%    13.53%    36.83%    185.17%
------------------------------------------------------------------------------
       R1                                16.92%    12.15%    34.18%    179.04%
------------------------------------------------------------------------------
       R2                                16.76%    12.07%    34.08%    178.84%
------------------------------------------------------------------------------
      529A                               16.63%    11.68%    33.62%    177.89%
------------------------------------------------------------------------------
      529B                               16.03%    10.33%    32.00%    174.51%
------------------------------------------------------------------------------
      529C                               16.03%    10.36%    32.03%    174.58%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2004. Index information is from January 2, 1996.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Bloomberg.

INDEX DEFINITION

RUSSELL 1000 VALUE INDEX - measures the performance of those companies in the Russell 1000 index with lower price to book and forecasted growth values. The Russell 1000 consists of the 1000 largest market cap companies in the Russell 3000 index.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results including sales charge (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected the performance for Class 529 shares would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing.

Please see the prospectus for further information regarding these and other risk considerations.

--------------------------------------------------------------------------------
EXPENSE TABLE
--------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                     Expenses
                                                                   Paid During
                         Annualized    Beginning      Ending         Period**
                           Expense   Account Value Account Value*   3/01/04-
                            Ratio       3/01/04       8/31/04       8/31/04
-------------------------------------------------------------------------------
        Actual              1.17%     $1,000          $1,000           $5.90
  A   -------------------------------------------------------------------------
        Hypothetical        1.17%     $1,000          $1,019           $5.95
-------------------------------------------------------------------------------
        Actual              1.81%     $1,000           $997            $9.11
  B   -------------------------------------------------------------------------
        Hypothetical        1.81%     $1,000          $1,016           $9.20
-------------------------------------------------------------------------------
        Actual              1.81%     $1,000           $997            $9.11
  C   -------------------------------------------------------------------------
        Hypothetical        1.81%     $1,000          $1,016           $9.20
-------------------------------------------------------------------------------
        Actual              0.82%     $1,000          $1,002           $4.14
  I   -------------------------------------------------------------------------
        Hypothetical        0.82%     $1,000          $1,021           $4.18
-------------------------------------------------------------------------------
        Actual              1.32%     $1,000           $999            $6.65
  R1  -------------------------------------------------------------------------
        Hypothetical        1.32%     $1,000          $1,018           $6.72
-------------------------------------------------------------------------------
        Actual              1.59%     $1,000           $998            $8.01
  R2  -------------------------------------------------------------------------
        Hypothetical        1.59%     $1,000          $1,017           $8.08
-------------------------------------------------------------------------------
        Actual              1.42%     $1,000           $998            $7.15
 529A -------------------------------------------------------------------------
        Hypothetical        1.42%     $1,000          $1,018           $7.22
-------------------------------------------------------------------------------
        Actual              2.06%     $1,000           $996            $10.36
 529B -------------------------------------------------------------------------
        Hypothetical        2.06%     $1,000          $1,015           $10.46
-------------------------------------------------------------------------------
        Actual              2.06%     $1,000           $996            $10.36
 529C -------------------------------------------------------------------------
        Hypothetical        2.06%     $1,000          $1,015           $10.46
-------------------------------------------------------------------------------

 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 88.2%
-------------------------------------------------------------------------------------------------
Aerospace - 3.3%
-------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                         474,010         $17,054,880
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.^                                              1,952,300         104,994,694
-------------------------------------------------------------------------------------------------
Northrop Grumman Corp.^                                             1,625,000          83,931,250
-------------------------------------------------------------------------------------------------
                                                                                     $205,980,824
-------------------------------------------------------------------------------------------------
Banks & Credit Companies - 18.8%
-------------------------------------------------------------------------------------------------
American Express Co.                                                1,503,400         $75,200,068
-------------------------------------------------------------------------------------------------
Bank of America Corp.                                               5,812,294         261,436,984
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                     5,169,300         240,785,994
-------------------------------------------------------------------------------------------------
Fannie Mae                                                          2,044,920         152,244,294
-------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                             1,879,756          74,400,742
-------------------------------------------------------------------------------------------------
MBNA Corp.                                                            968,600          23,382,004
-------------------------------------------------------------------------------------------------
Mellon Financial Corp.^                                             3,481,000         100,461,660
-------------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                                  1,477,400          79,292,058
-------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.^                                               2,127,330         144,871,173
-------------------------------------------------------------------------------------------------
                                                                                   $1,152,074,977
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.3%
-------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                         3,214,800         $89,210,700
-------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"^*                                       742,700          24,405,122
-------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                  1,628,700          26,629,245
-------------------------------------------------------------------------------------------------
                                                                                     $140,245,067
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.9%
-------------------------------------------------------------------------------------------------
Franklin Resources, Inc.^                                             372,300         $19,832,421
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                           1,479,800         132,664,070
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                           1,723,000          87,993,610
-------------------------------------------------------------------------------------------------
                                                                                     $240,490,101
-------------------------------------------------------------------------------------------------
Business Services - 0.2%
-------------------------------------------------------------------------------------------------
Fiserv, Inc.^*                                                        360,000         $12,520,800
-------------------------------------------------------------------------------------------------

Chemicals - 6.5%
-------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.^                                     1,343,368         $70,365,616
-------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                    1,428,600          61,158,366
-------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                       2,268,600          95,871,036
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                        1,514,500          55,430,700
-------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                1,674,200         100,066,934
-------------------------------------------------------------------------------------------------
Praxair, Inc.^                                                        335,400          13,610,532
-------------------------------------------------------------------------------------------------
                                                                                     $396,503,184
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.9%
-------------------------------------------------------------------------------------------------
Hewlett-Packard Co.^                                                1,524,500         $27,273,305
-------------------------------------------------------------------------------------------------
International Business Machines Corp.                                 358,700          30,378,303
-------------------------------------------------------------------------------------------------
                                                                                      $57,651,608
-------------------------------------------------------------------------------------------------
Construction - 0.8%
-------------------------------------------------------------------------------------------------
Masco Corp.^                                                        1,468,300         $47,176,479
-------------------------------------------------------------------------------------------------

Consumer Goods & Services - 1.9%
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                 105,700          $5,707,800
-------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.^                                               1,660,500         110,755,350
-------------------------------------------------------------------------------------------------
                                                                                     $116,463,150
-------------------------------------------------------------------------------------------------
Containers - 0.4%
-------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.^*                                     1,458,000         $25,864,920
-------------------------------------------------------------------------------------------------

Electrical Equipment - 1.8%
-------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"^                                          629,300         $34,749,946
-------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                1,233,500          76,785,375
-------------------------------------------------------------------------------------------------
                                                                                     $111,535,321
-------------------------------------------------------------------------------------------------
Electronics - 0.3%
-------------------------------------------------------------------------------------------------
Novellus Systems, Inc.^*                                              663,100         $16,199,533
-------------------------------------------------------------------------------------------------

Energy - Independent - 2.2%
-------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                    395,610         $25,639,484
-------------------------------------------------------------------------------------------------
EOG Resources, Inc.^                                                  485,200          28,030,004
-------------------------------------------------------------------------------------------------
Unocal Corp.^                                                       2,228,186          83,200,465
-------------------------------------------------------------------------------------------------
                                                                                     $136,869,953
-------------------------------------------------------------------------------------------------
Energy - Integrated - 3.9%
-------------------------------------------------------------------------------------------------
ConocoPhillips                                                      1,694,000        $126,084,420
-------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                   2,412,670         111,224,087
-------------------------------------------------------------------------------------------------
                                                                                     $237,308,507
-------------------------------------------------------------------------------------------------
Entertainment - 2.0%
-------------------------------------------------------------------------------------------------
Viacom, Inc., "B"^                                                  3,173,843        $105,720,710
-------------------------------------------------------------------------------------------------
Walt Disney Co.^                                                      651,300          14,621,685
-------------------------------------------------------------------------------------------------
                                                                                     $120,342,395
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 5.2%
-------------------------------------------------------------------------------------------------
Archer Daniels Midland Co.^                                         5,788,315         $92,439,390
-------------------------------------------------------------------------------------------------
H.J. Heinz Co.^                                                     1,419,900          53,828,409
-------------------------------------------------------------------------------------------------
Kellogg Co.^                                                        2,308,000          96,889,840
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                         366,376          18,318,800
-------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                      2,706,700          59,899,271
-------------------------------------------------------------------------------------------------
                                                                                     $321,375,710
-------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.8%
-------------------------------------------------------------------------------------------------
Bowater, Inc.^                                                        574,000         $20,623,820
-------------------------------------------------------------------------------------------------
International Paper Co.^                                            2,282,500          91,345,650
-------------------------------------------------------------------------------------------------
                                                                                     $111,969,470
-------------------------------------------------------------------------------------------------
Insurance - 6.0%
-------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                           577,900         $23,173,790
-------------------------------------------------------------------------------------------------
Allstate Corp.                                                      1,688,590          79,718,334
-------------------------------------------------------------------------------------------------
Chubb Corp.^                                                          426,900          29,033,469
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.^                              869,755          53,194,216
-------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.^                                          319,100          14,260,579
-------------------------------------------------------------------------------------------------
MetLife, Inc.^                                                      3,031,210         112,912,573
-------------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc.                                       1,619,674          56,186,491
-------------------------------------------------------------------------------------------------
                                                                                     $368,479,452
-------------------------------------------------------------------------------------------------
Leisure & Toys - 0.3%
-------------------------------------------------------------------------------------------------
Hasbro, Inc.^                                                         883,000         $16,361,990
-------------------------------------------------------------------------------------------------

Machinery & Tools - 0.7%
-------------------------------------------------------------------------------------------------
Deere & Co.                                                           675,516         $42,739,897
-------------------------------------------------------------------------------------------------

Medical Equipment - 0.7%
-------------------------------------------------------------------------------------------------
Baxter International, Inc.                                            979,300         $29,907,822
-------------------------------------------------------------------------------------------------
Guidant Corp.^                                                        213,300          12,755,340
-------------------------------------------------------------------------------------------------
                                                                                      $42,663,162
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.7%
-------------------------------------------------------------------------------------------------
KeySpan Corp.^                                                        597,600         $22,768,560
-------------------------------------------------------------------------------------------------
National Fuel Gas Co.^                                                708,232          18,966,453
-------------------------------------------------------------------------------------------------
                                                                                      $41,735,013
-------------------------------------------------------------------------------------------------
Oil Services - 1.6%
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                   495,600         $13,817,328
-------------------------------------------------------------------------------------------------
Noble Corp.*                                                        1,343,150          54,021,493
-------------------------------------------------------------------------------------------------
Schlumberger Ltd.^                                                    465,910          28,793,238
-------------------------------------------------------------------------------------------------
                                                                                      $96,632,059
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.5%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                 1,845,500         $76,938,895
-------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                       291,500          18,495,675
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                   2,231,900         129,673,390
-------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                     462,900          20,816,613
-------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                        1,656,350          54,112,955
-------------------------------------------------------------------------------------------------
Wyeth                                                               1,122,400          41,046,168
-------------------------------------------------------------------------------------------------
                                                                                     $341,083,696
-------------------------------------------------------------------------------------------------
Printing & Publishing - 1.2%
-------------------------------------------------------------------------------------------------
Tribune Co.^                                                        1,757,944         $73,394,162
-------------------------------------------------------------------------------------------------

Railroad & Shipping - 1.6%
-------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                  1,522,300         $54,498,340
-------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                   770,900          44,026,099
-------------------------------------------------------------------------------------------------
                                                                                      $98,524,439
-------------------------------------------------------------------------------------------------
Restaurants - 0.6%
-------------------------------------------------------------------------------------------------
McDonald's Corp.^                                                   1,377,600         $37,222,752
-------------------------------------------------------------------------------------------------

Specialty Stores - 1.7%
-------------------------------------------------------------------------------------------------
Gap, Inc.^                                                          3,030,000         $56,782,200
-------------------------------------------------------------------------------------------------
TJX Cos., Inc.^                                                     2,307,900          48,835,164
-------------------------------------------------------------------------------------------------
                                                                                     $105,617,364
-------------------------------------------------------------------------------------------------
Telephone Services - 4.1%
-------------------------------------------------------------------------------------------------
SBC Communications, Inc.^                                             354,900          $9,152,871
-------------------------------------------------------------------------------------------------
Sprint FON Group^                                                   5,557,700         109,375,536
-------------------------------------------------------------------------------------------------
Verizon Communications, Inc.^                                       3,381,200         132,712,100
-------------------------------------------------------------------------------------------------
                                                                                     $251,240,507
-------------------------------------------------------------------------------------------------
Tobacco - 2.2%
-------------------------------------------------------------------------------------------------
Altria Group, Inc.^                                                 2,717,630        $133,027,989
-------------------------------------------------------------------------------------------------

Utilities - Electric Power - 5.1%
-------------------------------------------------------------------------------------------------
Ameren Corp.^                                                          38,360          $1,794,864
-------------------------------------------------------------------------------------------------
Cinergy Corp.^                                                        878,500          35,561,680
-------------------------------------------------------------------------------------------------
Dominion Resources, Inc.^                                           1,233,200          80,022,348
-------------------------------------------------------------------------------------------------
Energy East Corp.^                                                  1,339,200          32,636,304
-------------------------------------------------------------------------------------------------
Entergy Corp.^                                                        679,900          40,997,970
-------------------------------------------------------------------------------------------------
Exelon Corp.^                                                         465,000          17,135,250
-------------------------------------------------------------------------------------------------
FirstEnergy Corp.^                                                    395,930          15,932,223
-------------------------------------------------------------------------------------------------
NSTAR^                                                                 20,940           1,021,872
-------------------------------------------------------------------------------------------------
PPL Corp.^                                                            619,070          29,610,118
-------------------------------------------------------------------------------------------------
TXU Corp.^                                                          1,345,000          55,992,350
-------------------------------------------------------------------------------------------------
                                                                                     $310,704,979
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $5,409,999,460
-------------------------------------------------------------------------------------------------

Foreign Stocks - 9.3%
-------------------------------------------------------------------------------------------------
Bermuda - 0.6%
-------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)^*                           1,452,300         $37,905,030
-------------------------------------------------------------------------------------------------

Canada - 0.1%
-------------------------------------------------------------------------------------------------
Finning International, Inc. (Machinery & Tools)                       254,200          $5,993,695
-------------------------------------------------------------------------------------------------

France - 1.2%
-------------------------------------------------------------------------------------------------
TOTAL S.A., ADR (Energy - Integrated)^                                744,380         $72,941,796
-------------------------------------------------------------------------------------------------

Switzerland - 2.7%
-------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                       1,084,500         $50,319,685
-------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                    642,100          62,523,950
-------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                               556,840          50,127,383
-------------------------------------------------------------------------------------------------
                                                                                     $162,971,018
-------------------------------------------------------------------------------------------------
United Kingdom - 4.7%
-------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                   2,256,000        $121,147,200
-------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)                                    2,217,873          27,385,817
-------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                           7,264,000          64,680,219
-------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                 33,818,800          77,134,325
-------------------------------------------------------------------------------------------------
                                                                                     $290,347,561
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $570,159,100
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,235,398,889)                                     $5,980,158,560
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, due 9/16/04                  $15,420,000         $15,410,170
-------------------------------------------------------------------------------------------------
Citicorp, Inc., due 9/10/04                                         5,000,000           4,998,187
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04                 35,159,000          35,159,000
-------------------------------------------------------------------------------------------------
New Center Asset Trust, 1.58%, due 9/01/04                         80,805,000          80,805,000
-------------------------------------------------------------------------------------------------
Receivables Capital Corp., due 9/15/04                             12,320,000          12,312,622
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $148,684,979
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 5.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                   305,444,118        $305,444,118
-------------------------------------------------------------------------------------------------
Total Investments (+) (Identified Cost, $5,689,527,986)                            $6,434,287,657
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (4.9)%                                              (301,187,944)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $6,133,099,713
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
  ^ All or a portion of this security is on loan.
(+) As of August 31, 2004, six securities representing $332,171,379 and 5.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $298,678,730 of
securities on loan (identified cost, $5,689,527,986)          $6,434,287,657
-----------------------------------------------------------------------------------------------------
Cash                                                                     356
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $16,393)                 16,445
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   21,134,307
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    9,075,391
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 12,991,815
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement               1,390,632
-----------------------------------------------------------------------------------------------------
Other assets                                                              60
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $6,478,896,663
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $24,485,302
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                13,101,147
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       305,444,118
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                     100,282
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        163,872
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        87,783
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     488
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                     18
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               3
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                             2,413,937
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $345,796,950
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $6,133,099,713
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $5,450,807,753
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  744,754,379
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (75,162,704)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                   12,700,285
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $6,133,099,713
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 294,201,459
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                  $3,527,853,840
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             168,983,880
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $20.88
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$20.88)                                                  $22.15
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                  $1,199,074,379
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              57,734,355
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $20.77
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $761,668,625
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              36,705,172
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $20.75
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $593,363,781
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              28,323,768
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $20.95
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                     $47,970,396
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               2,301,644
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $20.84
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $413,965
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  19,865
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $20.84
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                      $1,672,629
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  80,404
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $20.80
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$20.80)                                                  $22.07
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $438,714
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  21,225
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $20.67
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $643,384
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  31,146
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $20.66
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class
529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                       $133,503,800
-----------------------------------------------------------------------------------------------------
  Interest                                                           2,110,520
-----------------------------------------------------------------------------------------------------
  Other#                                                             1,390,632
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (1,428,535)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                  $135,576,417
-----------------------------------------------------------------------------------------------------
Expenses
v  Management fee                                                   $35,063,649
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                89,407
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        9,297,618
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            11,991,791
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            11,735,296
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             7,439,997
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              162,864
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  156
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              4,252
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              2,988
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              5,566
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                       3,037
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         747
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                       1,391
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                     78
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   315,218
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                      1,327,178
-----------------------------------------------------------------------------------------------------
  Printing                                                             320,631
-----------------------------------------------------------------------------------------------------
  Postage                                                              359,587
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         35,800
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            42,590
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                      1,763,801
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $79,963,642
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (345,596)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                           (7,515)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $79,610,531
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $55,965,886
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $292,776,624
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        109,167
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    $292,885,791
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                     $532,776,472
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                              10,501
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                     $532,786,973
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                         $825,672,764
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $881,638,650
-----------------------------------------------------------------------------------------------------

#   A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the
    Legal Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                             2004                        2003

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                           $55,965,886                 $46,259,245
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           292,885,791                (203,589,128)
-------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                            532,786,973                 467,908,972
-----------------------------------------------------------  --------------              --------------
Increase in net assets from operations                         $881,638,650                $310,579,089
-----------------------------------------------------------  --------------              --------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                      $(38,194,792)               $(30,155,170)
-------------------------------------------------------------------------------------------------------
  Class B                                                        (5,722,598)                 (6,842,835)
-------------------------------------------------------------------------------------------------------
  Class C                                                        (3,678,255)                 (3,806,070)
-------------------------------------------------------------------------------------------------------
  Class I                                                        (6,552,178)                 (2,484,936)
-------------------------------------------------------------------------------------------------------
  Class R1                                                         (311,260)                    (42,804)
-------------------------------------------------------------------------------------------------------
  Class R2                                                              (32)                         --
-------------------------------------------------------------------------------------------------------
  Class 529A                                                        (10,857)                     (3,973)
-------------------------------------------------------------------------------------------------------
  Class 529B                                                           (843)                       (524)
-------------------------------------------------------------------------------------------------------
  Class 529C                                                         (1,583)                     (1,190)
-----------------------------------------------------------  --------------              --------------
Total distributions declared to shareholders                   $(54,472,398)               $(43,337,502)
-----------------------------------------------------------  --------------              --------------
Net increase in net assets from fund share transactions        $236,254,134              $1,508,027,355
-----------------------------------------------------------  --------------              --------------
Redemption fees                                                      $4,175                         $--
-----------------------------------------------------------  --------------              --------------
Total increase in net assets                                 $1,063,424,561              $1,775,268,942
-----------------------------------------------------------  --------------              --------------

NET ASSETS

At beginning of period                                       $5,069,675,152              $3,294,406,210
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed
net investment income of $12,700,285 and $11,224,884,
respectively)                                                $6,133,099,713              $5,069,675,152
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                           YEARS ENDED 8/31
                                         ------------------------------------------------------------------------------------
CLASS A                                          2004                 2003               2002            2001            2000

Net asset value, beginning of period           $18.03               $17.21             $19.28          $19.38          $17.17
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income(S)                      $0.23                $0.24              $0.20           $0.20           $0.24
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                       2.84                 0.81              (2.05)           0.44            2.43
---------------------------------------------  ------               ------             ------          ------          ------
Total from investment operations                $3.07                $1.05             $(1.85)          $0.64           $2.67
---------------------------------------------  ------               ------             ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                   $(0.22)              $(0.23)            $(0.15)         $(0.19)         $(0.22)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                     --                   --              (0.03)          (0.55)          (0.24)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                     --                   --              (0.04)             --              --
---------------------------------------------  ------               ------             ------          ------          ------
Total distributions declared to
shareholders                                   $(0.22)              $(0.23)            $(0.22)         $(0.74)         $(0.46)
---------------------------------------------  ------               ------             ------          ------          ------
Redemption fees added to paid-in
capital#                                        $0.00+++               $--                $--             $--             $--
---------------------------------------------  ------               ------             ------          ------          ------
Net asset value, end of period                 $20.88               $18.03             $17.21          $19.28          $19.38
---------------------------------------------  ------               ------             ------          ------          ------
Total return (%)(+)                             17.13^^               6.22              (9.64)           3.19           15.95
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                           YEARS ENDED 8/31
                                         ------------------------------------------------------------------------------------
CLASS A (CONTINUED)                              2004                 2003               2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.18                 1.20               1.25            1.21            1.30
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.14                 1.41               1.05            1.00            1.38
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 42                   55                 48              63              83
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                              $3,527,854           $3,039,085         $1,820,568        $981,373        $165,616
-----------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment income per share and the ratios would have been:

Net investment income                           $0.23*                 $--                $--             $--           $0.25
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                       1.18*                  --                 --              --            1.26
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.14*                  --                 --              --            1.42
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $0.01.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                           ----------------------------------------------------------------------------------
CLASS B                                            2004                 2003             2002            2001            2000

Net asset value, beginning of period             $17.94               $17.13           $19.19          $19.30          $17.11
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income(S)                        $0.10                $0.12            $0.07           $0.07           $0.13
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                         2.83                 0.81            (2.02)           0.45            2.42
---------------------------------------------  --------               ------           ------          ------          ------
Total from investment operations                  $2.93                $0.93           $(1.95)          $0.52           $2.55
---------------------------------------------  --------               ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                     $(0.10)              $(0.12)          $(0.04)         $(0.08)         $(0.12)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                  --                   --            (0.03)          (0.55)          (0.24)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                       --                   --            (0.04)             --              --
---------------------------------------------  --------               ------           ------          ------          ------
Total distributions declared to
shareholders                                     $(0.10)              $(0.12)          $(0.11)         $(0.63)         $(0.36)
---------------------------------------------  --------               ------           ------          ------          ------
Redemption fees added to paid-in
capital#                                          $0.00+++               $--              $--             $--             $--
---------------------------------------------  --------               ------           ------          ------          ------
Net asset value, end of period                   $20.77               $17.94           $17.13          $19.19          $19.30
---------------------------------------------  --------               ------           ------          ------          ------
Total return (%)                                  16.35^^               5.50           (10.20)           2.55           15.19
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                           ----------------------------------------------------------------------------------
CLASS B (CONTINUED)                                2004                 2003             2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                         1.82                 1.85             1.90            1.86            1.95
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                              0.49                 0.76             0.40            0.35            0.73
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   42                   55               48              63              83
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                $1,199,074           $1,069,389         $923,330        $698,338        $125,713
-----------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment income per share and the ratios would have been:

Net investment income                             $0.10*                 $--              $--             $--           $0.14
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                         1.82*                  --               --              --            1.91
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                              0.49*                  --               --              --            0.77
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $0.01.
^^  The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                                -----------------------------------------------------------------------------
CLASS C                                               2004               2003             2002            2001           2000

Net asset value, beginning of period                $17.93             $17.12           $19.18          $19.30         $17.10
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income(S)                           $0.10              $0.12            $0.07           $0.07          $0.13
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    2.82               0.81            (2.02)           0.44           2.43
-----------------------------------------------  ---------             ------           ------          ------         ------
Total from investment operations                     $2.92              $0.93           $(1.95)          $0.51          $2.56
-----------------------------------------------  ---------             ------           ------          ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                        $(0.10)            $(0.12)          $(0.04)         $(0.08)        $(0.12)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                         --                 --            (0.03)          (0.55)         (0.24)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                          --                 --            (0.04)             --             --
-----------------------------------------------  ---------             ------           ------          ------         ------
Total distributions declared to shareholders        $(0.10)            $(0.12)          $(0.11)         $(0.63)        $(0.36)
-----------------------------------------------  ---------             ------           ------          ------         ------
Redemption fees added to paid-in capital#            $0.00+++             $--              $--             $--            $--
-----------------------------------------------  ---------             ------           ------          ------         ------
Net asset value, end of period                      $20.75             $17.93           $17.12          $19.18         $19.30
-----------------------------------------------  ---------             ------           ------          ------         ------
Total return (%)                                          ^
                                                     16.32^              5.52           (10.21)           2.52          15.27
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                                -----------------------------------------------------------------------------
CLASS C (CONTINUED)                                   2004               2003             2002            2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                            1.82               1.85             1.90            1.86           1.95
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                 0.49               0.76             0.40            0.35           0.73
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      42                 55               48              63             83
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                     $761,669           $648,318         $473,537        $366,154        $49,887
-----------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                $0.10*               $--              $--             $--          $0.14
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                            1.82*                --               --              --           1.91
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                 0.49*                --               --              --           0.77
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS I                                                 2004               2003            2002           2001           2000

Net asset value, beginning of period                  $18.10             $17.27          $19.35         $19.47         $17.24
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income(S)                             $0.30              $0.30           $0.27          $0.28          $0.30
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      2.84               0.82           (2.06)          0.44           2.44
-----------------------------------------------  -----------             ------          ------         ------         ------
Total from investment operations                       $3.14              $1.12          $(1.79)         $0.72          $2.74
-----------------------------------------------  -----------             ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.29)            $(0.29)         $(0.22)        $(0.29)        $(0.27)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --                 --           (0.03)         (0.55)         (0.24)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                            --                 --           (0.04)            --             --
-----------------------------------------------  -----------             ------          ------         ------         ------
Total distributions declared to shareholders          $(0.29)            $(0.29)         $(0.29)        $(0.84)        $(0.51)
-----------------------------------------------  -----------             ------          ------         ------         ------
Redemption fees added to paid-in capital#              $0.00+++             $--             $--            $--            $--
-----------------------------------------------  -----------             ------          ------         ------         ------
Net asset value, end of period                        $20.95             $18.10          $17.27         $19.35         $19.47
-----------------------------------------------  -----------             ------          ------         ------         ------
Total return (%)                                            ^
                                                       17.47^              6.61           (9.35)          3.58          16.36
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS I (CONTINUED)                                     2004               2003            2002           2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                              0.83               0.85            0.90           0.86           0.95
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   1.50               1.76            1.40           1.35           1.65
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        42                 55              48             63             83
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $593,364           $296,961         $76,932        $45,849        $34,189
-----------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                  $0.30*               $--             $--            $--          $0.31
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              0.83*                --              --             --           0.91
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   1.50*                --              --             --           1.69
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                       YEAR ENDED              PERIOD ENDED
CLASS R1***                                                              8/31/04                 8/31/03**
Net asset value, beginning of period                                      $18.01                 $16.52
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                 $0.21                  $0.15
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          2.82                   1.46
-----------------------------------------------------------------------  -------                 ------
Total from investment operations                                           $3.03                  $1.61
-----------------------------------------------------------------------  -------                 ------
Less distributions declared to shareholders from net
investment income                                                         $(0.20)                $(0.12)
-----------------------------------------------------------------------  -------                 ------
Redemption fees added to paid-in capital#                                  $0.00+++                 $--
-----------------------------------------------------------------------  -------                 ------
Net asset value, end of period                                            $20.84                 $18.01
-----------------------------------------------------------------------  -------                 ------
Total return (%)                                                           16.92^^                 9.82++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.33                   1.42+
-------------------------------------------------------------------------------------------------------
Net investment income                                                       1.02                   1.26+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            42                     55
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $47,970                $14,583
-------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                      $0.21*                   $--
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                                  1.33*                    --
-------------------------------------------------------------------------------------------------------
Net investment income                                                       1.02*                    --
-------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
*** Effective November 3, 2003, Class R shares have been renamed R1 shares.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                                PERIOD ENDED
CLASS R2                                                                          8/31/04**
Net asset value, beginning of period                                                $18.80
------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                           $0.11
------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                                    2.05
--------------------------------------------------------------------------------  --------
Total from investment operations                                                     $2.16
--------------------------------------------------------------------------------  --------
Less distributions declared to shareholders from net investment income              $(0.12)
--------------------------------------------------------------------------------  --------
Redemption fees added to paid-in capital#                                            $0.00+++
--------------------------------------------------------------------------------  --------
Net asset value, end of period                                                      $20.84
--------------------------------------------------------------------------------  --------
Total return (%)                                                                     11.52++^^
------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                            1.59+
------------------------------------------------------------------------------------------
Net investment income                                                                 0.80+
------------------------------------------------------------------------------------------
Portfolio turnover                                                                      42
------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                             $414
------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                                $0.11*
------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                                            1.59*+
------------------------------------------------------------------------------------------
Net investment income                                                                 0.80*+
------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class R2 shares, October 31, 2003, through August
    31, 2004.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
    Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 8/31
                                                               ------------------------------       PERIOD ENDED
CLASS 529A                                                            2004               2003         8/31/02**

Net asset value, beginning of period                                $18.00             $17.21             $17.01
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                           $0.18              $0.20              $0.03
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                    2.80               0.81               0.17
-------------------------------------------------------------  -----------             ------             ------
Total from investment operations                                     $2.98              $1.01              $0.20
-------------------------------------------------------------  -----------             ------             ------
Less distributions declared to shareholders from net
investment income                                                   $(0.18)            $(0.22)(ct)           $--
-------------------------------------------------------------  -----------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
-------------------------------------------------------------  -----------             ------             ------
Net asset value, end of period                                      $20.80             $18.00^            $17.21
-------------------------------------------------------------  -----------             ------             ------
Total return (%)(+)                                                  16.63^^             5.98^              1.18++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.43               1.48               1.50+
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.91               1.20               2.23+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      42                 55                 48
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $1,673               $806                $10
----------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.18*               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.43*                --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.91*                --                 --
----------------------------------------------------------------------------------------------------------------

  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  ^ Distributions from net investment income have been adjusted to correct an error resulting in an over distribution in fiscal year 2003. The effect of this correction was a decrease in distributions to shareholders from net investment income of $0.03, an increase in the net asset value at end of period of
    $0.03, and an increase in total return of 0.01%.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                      YEARS ENDED 8/31
                                                               ------------------------------       PERIOD ENDED
CLASS 529B                                                            2004               2003         8/31/02**
Net asset value, beginning of period                                $17.87             $17.12             $16.93
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                           $0.05              $0.09              $0.02
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                    2.81               0.80               0.17
-------------------------------------------------------------  -----------             ------             ------
Total from investment operations                                     $2.86              $0.89              $0.19
-------------------------------------------------------------  -----------             ------             ------
Less distributions declared to shareholders from net
investment income                                                   $(0.06)            $(0.14)               $--
-------------------------------------------------------------  -----------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
-------------------------------------------------------------  -----------             ------             ------
Net asset value, end of period                                      $20.67             $17.87             $17.12
-------------------------------------------------------------  -----------             ------             ------
Total return (%)                                                     16.03^^             5.29               1.12++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                            2.07               2.13               2.15+
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.27               0.52               1.33+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      42                 55                 48
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $439               $181                 $6
----------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.05*               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                            2.07*                --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.27*                --                 --
----------------------------------------------------------------------------------------------------------------

 *  The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
**  For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
 +  Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01.
^^  The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                      YEARS ENDED 8/31
                                                               ------------------------------       PERIOD ENDED
CLASS 529C                                                            2004               2003         8/31/02**
Net asset value, beginning of period                                $17.86             $17.11             $16.92
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                           $0.05              $0.09              $0.02
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                    2.81               0.80               0.17
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $2.86              $0.89              $0.19
----------------------------------------------------------------  --------             ------             ------
Less distributions declared to shareholders from net
investment income                                                   $(0.06)            $(0.14)               $--
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $20.66             $17.86             $17.11
----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                     16.03^^             5.31               1.12++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                            2.07               2.13               2.15+
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.26               0.55               1.75+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      42                 55                 48
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $643               $352                $21
----------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.05*               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            2.07*                --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.26*                --                 --
----------------------------------------------------------------------------------------------------------------

  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $26,141 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $319,455 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The tax character of distributions declared for the years ended August 31, 2004 and August 31, 2003 was as follows:

                                                  8/31/04            8/31/03
Distributions declared from:
------------------------------------------------------------------------------
Ordinary income                               $54,471,492        $43,338,408
------------------------------------------------------------------------------

During the year ended August 31, 2004, accumulated undistributed net investment income decreased by $18,089 and accumulated net realized loss on investments and foreign currency transactions decreased by $18,089 due to differences between book and tax accounting for currency transactions and real estate investment trusts. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $12,712,749
          ----------------------------------------------------------
          Capital loss carryforward                     (50,224,703)
          ----------------------------------------------------------
          Unrealized appreciation                       719,816,378
          ----------------------------------------------------------
          Other temporary differences                       (12,464)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2011, $(50,224,703).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee to an annual rate of 0.55% on net assets in excess of $7.5 billion. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the fund.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense of $1,291 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004, transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $1,390,632 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $315,218, equivalent to 0.0054% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $479,971 and $5,235 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                              0.10%          0.75%          0.75%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

                                         CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                              0.25%          0.75%          0.75%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.50%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
August 31, 2004 amounted to:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                $656,114         $4,147         $3,836             $4             $7
-----------------------------------------------------------------------------------------------------------------

                                         CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained by MFD                    $756            $14            $54
-----------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates             0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

                                         CLASS 529A     CLASS 529B     CLASS 529C

Effective Annual Percentage Rates             0.35%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class
529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                            CLASS A        CLASS B        CLASS C     CLASS 529B     CLASS 529C

Contingent Deferred Sales Charges
Imposed                                     $77,873     $2,486,102       $175,027            $60            $--
-----------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $6,002,713 for shareholder services which equated to 0.1022% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $846,235 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,698,380,433 and $2,411,866,233, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $5,714,465,987
          ----------------------------------------------------------
          Gross unrealized appreciation                $799,555,925
          ----------------------------------------------------------
          Gross unrealized depreciation                 (79,734,255)
          ----------------------------------------------------------
          Net unrealized appreciation                  $719,821,670
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Year ended 8/31/04                     Year ended 8/31/03
                                       SHARES             AMOUNT              SHARES             AMOUNT

CLASS A SHARES

Shares sold                          68,232,846       $1,362,862,519       124,630,755       $2,082,051,438
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                         1,607,195           31,479,055         1,432,223           23,884,644
--------------------------------------------------------------------------------------------------------------
Shares reacquired                   (69,376,970)      (1,396,340,338)      (63,302,566)      (1,055,785,399)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 463,071          $(1,998,764)       62,760,412       $1,050,150,683
--------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                          10,609,786         $210,964,746        18,732,927         $310,631,777
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                           235,102            4,573,746           331,330            5,479,523
--------------------------------------------------------------------------------------------------------------
Shares reacquired                   (12,715,831)        (254,097,701)      (13,374,299)        (218,917,180)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)              (1,870,943)        $(38,559,209)        5,689,958          $97,194,120
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                           9,335,624         $184,215,208        15,604,268         $260,250,104
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                           120,898            2,350,259           147,871            2,447,102
--------------------------------------------------------------------------------------------------------------
Shares reacquired                    (8,914,773)        (179,025,392)       (7,256,171)        (118,974,937)
--------------------------------------------------------------------------------------------------------------
Net increase                            541,749           $7,540,075         8,495,968         $143,722,269
--------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                          14,195,841         $284,193,397        13,752,753         $232,245,954
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                           310,207            6,162,008           124,511            2,096,324
--------------------------------------------------------------------------------------------------------------
Shares reacquired                    (2,592,198)         (52,439,449)       (1,921,607)         (32,344,876)
--------------------------------------------------------------------------------------------------------------
Net increase                         11,913,850         $237,915,956        11,955,657         $201,997,402
--------------------------------------------------------------------------------------------------------------

                                          Year ended 8/31/04                    Period ended 8/31/03*
                                       SHARES             AMOUNT              SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                           2,778,893          $55,557,730         1,393,305          $23,639,438
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                            14,631              292,053             2,457               41,829
--------------------------------------------------------------------------------------------------------------
Shares reacquired                    (1,301,372)         (26,054,689)         (586,270)          (9,912,319)
--------------------------------------------------------------------------------------------------------------
Net increase                          1,492,152          $29,795,094           809,492          $13,768,948
--------------------------------------------------------------------------------------------------------------

                                           Period ended 8/31/04**
                                         SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                              37,734             $762,333
-----------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                                 2                   32
-----------------------------------------------------------------------
Shares reacquired                       (17,871)            (360,775)
-----------------------------------------------------------------------
Net increase                             19,865             $401,590
-----------------------------------------------------------------------

                                            Year ended 8/31/04                     Year ended 8/31/03
                                         SHARES             AMOUNT              SHARES             AMOUNT

CLASS 529A SHARES

Shares sold                              37,997             $768,227            44,772             $739,807
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                               549               10,840               234                3,950
------------------------------------------------------------------------------------------------------------
Shares reacquired                        (2,961)             (60,562)             (784)             (13,279)
------------------------------------------------------------------------------------------------------------
Net increase                             35,585             $718,505            44,222             $730,478
------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                              12,295             $245,830             9,960             $168,230
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                                43                  843               149                  523
------------------------------------------------------------------------------------------------------------
Shares reacquired                        (1,231)             (25,198)             (336)              (5,451)
------------------------------------------------------------------------------------------------------------
Net increase                             11,107             $221,475             9,773             $163,302
------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                              16,679             $325,595            16,923             $299,704
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
in reinvestment of
distributions                                82                1,583             1,590                1,190
------------------------------------------------------------------------------------------------------------
Shares reacquired                        (5,336)            (107,766)              (45)                (741)
------------------------------------------------------------------------------------------------------------
Net increase                             11,425             $219,412            18,468             $300,153
------------------------------------------------------------------------------------------------------------
 * Commencement of operations December 31, 2002.
** Commencement of operations October 31, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $48,340, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458
(GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                ERNST & YOUNG LLP
Boston, Massachusetts
October 8, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard Law
                                                                        School (education), John Olin
                                                                        Visiting Professor (since July
                                                                        2002); Secretary of Economic
                                                                        Affairs, The Commonwealth of
                                                                        Massachusetts (January 2002 to
                                                                        December 2002); Fidelity
                                                                        Investments, Vice Chairman (June
                                                                        2000 to December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser), President
                                                                        (March 1997 to July 2001); The Bank
                                                                        of New York (financial services),
                                                                        Director; Bell Canada Enterprises
                                                                        (telecommunications), Director;
                                                                        Telesat (satellite communications),
                                                                        Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/ Director
                                                                        (since April 2001); Encinitos
                                                                        Ventures (private investment
                                                                        company), Principal (1997 to April
                                                                        2001); Lincoln Electric Holdings,
                                                                        Inc. (welding equipment
                                                                        manufacturer), Director; Southwest
                                                                        Gas Corporation (natural gas
                                                                        distribution company), Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President; Wellfleet
                                                                        Investments (investor in health
                                                                        care companies), Managing General
                                                                        Partner (since 1993); Cambridge
                                                                        Nutraceuticals (professional
                                                                        nutritional products), Chief
                                                                        Executive Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel and
                                                                        Secretary (since April 2004); Hale
                                                                        and Dorr LLP (law firm) (prior to
                                                                        April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002); The
                                                                        Bank of New York, Senior Vice
                                                                        President (September 2000 to July
                                                                        2002); Lexington Global Asset
                                                                        Managers, Inc., Executive Vice
                                                                        President and Chief Financial
                                                                        Officer (prior to September 2000);
                                                                        Lexington Funds, Chief Financial
                                                                        Officer (prior to September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principle federal law governing investment companies like the fund. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA 02116-3741
                                                        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PORTFOLIO MANAGERS                                      Ernst & Young LLP
Edward B. Baldini                                       200 Clarendon Street, Boston, MA 02116
Steven R. Gorham

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at
http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

For the year ended August 31, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information          Phone number        Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606      8 a.m. to 8 p.m., any
                                                 business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576      9 a.m. to 5 p.m., any
                                                 business day
--------------------------------------------------------------------------------
Share prices, account        1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required 24 hours a day, 365 days a
bond outlooks                                    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            EIF-ANN-10/04 353M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) RESEARCH INTERNATIONAL FUND

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) STRATEGIC GROWTH FUND

The fund seeks capital appreciation.

--------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             10
----------------------------------------------------
PERFORMANCE SUMMARY                               11
----------------------------------------------------
EXPENSE TABLE                                     15
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          17
----------------------------------------------------
FINANCIAL STATEMENTS                              23
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     42
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            55
----------------------------------------------------
TRUSTEES AND OFFICERS                             56
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       60
----------------------------------------------------
FEDERAL TAX INFORMATION                           61
----------------------------------------------------
ASSET ALLOCATION                                  62
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning

    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector added significantly to relative results. Within the sector, key contributors included OTP Bank in Hungary and German real estate finance company Hypo Real Estate. OTP Bank benefited, in our view, from exposure to the underpenetrated market for financial services in Eastern Europe. We believe a more positive German economic environment and a strong balance sheet drove strong returns from Hypo Real Estate, a real-estate spinoff from HypoVereinsbank. OTP Bank was not a position in the fund's benchmark, the Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia, Far East) Index.

Stock selection in the basic materials area also aided relative performance. Within the sector, the strongest contribution came from Brazilian firm Companhia Vale do Rio Doce (CVRD), the world's largest miner of iron ore. Along with many other commodities, iron ore rose sharply in price over the period, partly in response to strong demand from China. CVRD was not a holding in the fund's benchmark.

In technology, stock selection and an underweighting in the sector had a positive impact on relative returns. Dramatically underweighting Finnish cellular equipment maker Nokia and selling our position during the period helped relative performance as the stock fell sharply in mid-2004. The fund's holding in Nippon Electric Glass, a Japanese producer of specialty glass for electronics applications, also aided relative results. Nippon's stock price received a lift when its liquid crystal display business accelerated in the latter part of 2003. We sold our position when it reached our price target. Nippon was not a component of the fund's benchmark.

Relative results were also helped by stockpicking in the consumer staples sector. Japanese food and chemical firm Kibun Food Chemifa, which was not a holding in the portfolio's benchmark, was the largest relative contributor in the sector.

Stocks in other sectors that aided relative returns included Sekisui Chemical, a Japanese prefabricated home builder and chemical company, and Japanese technology conglomerate SOFTBANK. Avoiding benchmark component NTT DoCoMo also helped relative performance as the Japanese cellular provider's stock plummeted over the period.

DETRACTORS FROM PERFORMANCE

Stock selection in the utilities and communications and the leisure areas hurt relative returns during the period. Japanese company Vodafone Holdings, formerly known as Japan Telecom, and Korean firm Hanaro Telecom were the two largest detractors in the utilities and communications sector. Vodafone Holdings missed its third-quarter 2003 earnings estimate and announced in December 2003 that it would again delay its 3G (third generation) wireless introduction. We sold our position during the period. Hanaro Telecom used the fourth quarter of 2003 to resolve problems in its balance sheet related to equipment write-offs and financing costs. In addition, a number of individual but significant stakeholders in the company sold their shares during the period, and we believe those sales depressed the company's stock price. Neither Hanaro nor Vodafone Holdings was a position in the fund's benchmark.

Leisure holdings that detracted significantly from performance included Dutch market research and media firm VNU, which was sold out of the portfolio, and Japanese camera lens manufacturer Tamron. Sales to digital camera manufacturers represented a large portion of Tamron's business, and we believe investor skepticism about future sales trends for digital cameras hurt Tamron's stock. Tamron was not a component of the fund's benchmark.

In the transportation sector, the fund's position in British low-cost airline easyJet was the primary detractor from relative results. We believe the stock fell sharply because investors were concerned about increasing competition among no-frills carriers. EasyJet was not held by the fund's benchmark.

Stocks in other sectors that held back relative performance included Kookmin Bank, a Korean financial services firm that was not represented in the benchmark, and Honda Motor Co. in Japan. Kookmin stock sank and we sold it out of the portfolio. While Honda stock performed well for the period as a whole, we sold our position as the stock was rising and missed some of its subsequent strong performance.

The portfolio's cash position, while it averaged less than 3% of assets over the period, also detracted from relative performance. As with nearly all mutual funds, this portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against the fund's benchmark, the MSCI EAFE Index, which has no cash position.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The fund is managed by a team of global MFS equity research analysts under the general supervision of Mr. Antonelli.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from A, B, C, and I shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                            PORTFOLIO STRUCTURE
          -------------------------------------------------------
          Stocks                                            97.6%
          Cash and Other Net Assets                          2.4%

          -------------------------------------------------------
                               TOP 10 HOLDINGS
          -------------------------------------------------------

          VODAFONE GROUP PLC                                 2.6%
          -------------------------------------------------------
          BP PLC                                             2.6%
          -------------------------------------------------------
          SOFTBANK CORP.                                     2.5%
          -------------------------------------------------------
          ASTRAZENECA PLC                                    2.2%
          -------------------------------------------------------
          SEIKO EPSON CORP.                                  2.2%
          -------------------------------------------------------
          SEKISUI CHEMICAL CO. LTD.                          2.1%
          -------------------------------------------------------
          TOKYO GAS CO. LTD.                                 2.0%
          -------------------------------------------------------
          ROYAL BANK OF SCOTLAND GROUP PLC                   2.0%
          -------------------------------------------------------
          AXA S.A.                                           1.9%
          -------------------------------------------------------
          UBS AG                                             1.8%
          -------------------------------------------------------

          -------------------------------------------------------
                           TOP 5 SECTOR WEIGHTINGS
          -------------------------------------------------------

          Financial Services                                25.7%
          -------------------------------------------------------
          Utilities & Communications                        11.8%
          -------------------------------------------------------
          Autos & Housing                                   10.0%
          -------------------------------------------------------
          Health Care                                        8.6%
          -------------------------------------------------------
          Energy                                             8.1%
          -------------------------------------------------------

          -------------------------------------------------------
                                TOP 5 COUNTRIES
          -------------------------------------------------------

          Japan                                             25.2%
          -------------------------------------------------------
          United Kingdom                                    18.9%
          -------------------------------------------------------
          France                                             8.5%
          -------------------------------------------------------
          Switzerland                                        6.0%
          -------------------------------------------------------
          Germany                                            4.4%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
--------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2004. Index information is from January 2, 1997.)

                                  MFS Research
                                 International       MSCI EAFE
                                Fund -- Class A        Index

              1/97                 $ 9,425           $10,000
              8/98                  10,735            10,490
              8/00                  17,638            14,517
              8/02                  12,143            9,4030
              8/04                  16,060            12,683

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                         Class
   Share class      inception date      1-yr      3-yr      5-yr       Life*
------------------------------------------------------------------------------
        A               1/2/97          23.65%     5.19%      3.90%      7.21%
------------------------------------------------------------------------------
        B               1/2/98          22.97%     4.55%      3.26%      6.65%
------------------------------------------------------------------------------
        C               1/2/98          22.92%     4.53%      3.25%      6.64%
------------------------------------------------------------------------------
        I               1/2/97          24.05%     5.57%      4.30%      7.56%
------------------------------------------------------------------------------
       R1              12/31/02         23.50%     5.11%      3.86%      7.18%
------------------------------------------------------------------------------
       R2              10/31/03         23.32%     5.09%      3.85%      7.17%
------------------------------------------------------------------------------
      529A              7/31/02         23.39%     5.02%      3.81%      7.14%
------------------------------------------------------------------------------
      529B              7/31/02         22.47%     4.54%      3.52%      6.95%
------------------------------------------------------------------------------
      529C              7/31/02         22.62%     4.56%      3.53%      6.95%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average international multi cap core
fund+                                   19.80%     3.61%     -0.27%      3.38%
------------------------------------------------------------------------------
MSCI EAFE Index#                        23.09%     4.79%     -0.83%      3.15%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               16.54%     3.13%      2.68%      6.38%
------------------------------------------------------------------------------
        B                               18.97%     3.63%      2.90%      6.65%
------------------------------------------------------------------------------
        C                               21.92%     4.53%      3.25%      6.64%
------------------------------------------------------------------------------
      529A                              16.29%     2.97%      2.58%      6.31%
------------------------------------------------------------------------------
      529B                              18.47%     3.62%      3.17%      6.95%
------------------------------------------------------------------------------
      529C                              21.62%     4.56%      3.53%      6.95%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               23.65%    16.38%     21.10%     70.39%
------------------------------------------------------------------------------
        B                               22.97%    14.29%     17.39%     63.77%
------------------------------------------------------------------------------
        C                               22.92%    14.23%     17.35%     63.58%
------------------------------------------------------------------------------
        I                               24.05%    17.65%     23.41%     74.75%
------------------------------------------------------------------------------
       R1                               23.50%    16.14%     20.85%     70.03%
------------------------------------------------------------------------------
       R2                               23.32%    16.07%     20.78%     69.94%
------------------------------------------------------------------------------
      529A                              23.39%    15.83%     20.53%     69.59%
------------------------------------------------------------------------------
      529B                              22.47%    14.25%     18.88%     67.27%
------------------------------------------------------------------------------
      529C                              22.62%    14.30%     18.93%     67.34%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, January 1, 1997, through August 31, 2004. Index information is from January 2, 1997.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MSCI EAFE INDEX - the MSCI Europe, Australasia, Far East Index measuring the equity market performance of 21 developed market countries excluding the U.S. and Canada.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results including sales charge (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected the performance for Class 529 shares would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information on these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM
MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
-------------------------------------------------------------------------------
        Actual              1.63%     $1,000           $1,007           $8.25
  A   -------------------------------------------------------------------------
        Hypothetical        1.63%     $1,000           $1,017           $8.29
 ------------------------------------------------------------------------------
        Actual              2.27%     $1,000           $1,004           $11.47
  B   -------------------------------------------------------------------------
        Hypothetical        2.27%     $1,000           $1,014           $11.52
 ------------------------------------------------------------------------------
        Actual              2.27%     $1,000           $1,004           $11.47
  C   -------------------------------------------------------------------------
        Hypothetical        2.27%     $1,000           $1,014           $11.52
 ------------------------------------------------------------------------------
        Actual              1.28%     $1,000           $1,009           $6.48
  I   -------------------------------------------------------------------------
        Hypothetical        1.28%     $1,000           $1,019           $6.51
 ------------------------------------------------------------------------------
        Actual              1.78%     $1,000           $1,007           $9.01
  R1  -------------------------------------------------------------------------
        Hypothetical        1.78%     $1,000           $1,016           $9.05
 ------------------------------------------------------------------------------
        Actual              2.06%     $1,000           $1,006           $10.41
  R2  -------------------------------------------------------------------------
        Hypothetical        2.06%     $1,000           $1,015           $10.46
 ------------------------------------------------------------------------------
        Actual              1.88%     $1,000           $1,006           $9.51
 529A -------------------------------------------------------------------------
        Hypothetical        1.88%     $1,000           $1,016           $9.55
 ------------------------------------------------------------------------------
        Actual              2.52%     $1,000           $1,003           $12.72
 529B -------------------------------------------------------------------------
        Hypothetical        2.52%     $1,000           $1,012           $12.78
 ------------------------------------------------------------------------------
        Actual              2.52%     $1,000           $1,003           $12.72
 529C -------------------------------------------------------------------------
        Hypothetical        2.52%     $1,000           $1,012           $12.78
-------------------------------------------------------------------------------
 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).
** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Foreign Stocks - 96.4%
-------------------------------------------------------------------------------------------------
Australia - 1.7%
-------------------------------------------------------------------------------------------------
News Corp. Ltd. (Broadcast & Cable TV)^                             1,374,333         $10,710,510
-------------------------------------------------------------------------------------------------
Westpac Banking Corp. (Banks & Credit Companies)                      892,156          10,621,445
-------------------------------------------------------------------------------------------------
                                                                                      $21,331,955
-------------------------------------------------------------------------------------------------
Austria - 1.0%
-------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks &
Credit Companies)                                                     349,180         $13,342,346
-------------------------------------------------------------------------------------------------

Brazil - 3.5%
-------------------------------------------------------------------------------------------------
Aracruz Celulose S.A., ADR (Forest & Paper Products)^                 483,710         $16,837,945
-------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR (Telephone Services)           216,620           7,068,311
-------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR (Metals & Mining)                     359,430          20,764,271
-------------------------------------------------------------------------------------------------
                                                                                      $44,670,527
-------------------------------------------------------------------------------------------------
Canada - 0.8%
-------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                   244,750          $9,995,650
-------------------------------------------------------------------------------------------------

China - 0.4%
-------------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities - Electric
Power)                                                              6,421,000          $4,774,590
-------------------------------------------------------------------------------------------------

Finland - 0.5%
-------------------------------------------------------------------------------------------------
Stora Enso Oyj (Forest & Paper Products)                              438,080          $5,891,861
-------------------------------------------------------------------------------------------------

France - 8.5%
-------------------------------------------------------------------------------------------------
AXA (Insurance)^                                                    1,152,640         $23,741,755
-------------------------------------------------------------------------------------------------
Compagnie Generale des Etablissements Michelin (Automotive)^          174,660           9,250,288
-------------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Companies)^                      591,401          14,980,373
-------------------------------------------------------------------------------------------------
Pernod Ricard (Alcoholic Beverages)^                                   99,520          12,345,348
-------------------------------------------------------------------------------------------------
Sanofi-Synthelabo (Pharmaceuticals)^                                  254,532          18,144,258
-------------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)^                               943,400          18,405,900
-------------------------------------------------------------------------------------------------
TOTAL S.A. (Energy - Integrated)^                                      58,670          11,484,295
-------------------------------------------------------------------------------------------------
                                                                                     $108,352,217
-------------------------------------------------------------------------------------------------

Germany - 4.4%
-------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                              306,560         $12,698,182
-------------------------------------------------------------------------------------------------
Deutsche Telekom AG (Telephone Services)                            1,073,700          18,804,096
-------------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG (Real Estate)                             379,140          12,162,729
-------------------------------------------------------------------------------------------------
Porsche AG (Automotive)^                                               20,711          12,650,293
-------------------------------------------------------------------------------------------------
                                                                                      $56,315,300
-------------------------------------------------------------------------------------------------
Greece - 0.3%
-------------------------------------------------------------------------------------------------
Coca-Cola HBC (Food & Non-Alcoholic Beverages)                        185,400          $4,406,605
-------------------------------------------------------------------------------------------------

Hong Kong - 3.3%
-------------------------------------------------------------------------------------------------
China Mengniu Dairy Co. Ltd. (Food & Non-Alcoholic
Beverages)*                                                        11,150,000          $7,004,487
-------------------------------------------------------------------------------------------------
China Petroleum & Chemical Corp. (Energy - Independent)            15,002,000           5,866,167
-------------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                  19,311,000           9,098,452
-------------------------------------------------------------------------------------------------
Denway Motors Ltd. (Automotive)                                    20,380,000           8,034,423
-------------------------------------------------------------------------------------------------
Esprit Holdings Ltd. (Specialty Stores)                             1,313,000           6,346,167
-------------------------------------------------------------------------------------------------
Star Cruises Ltd. (Gaming & Lodging)                               21,868,000           5,576,340
-------------------------------------------------------------------------------------------------
                                                                                      $41,926,036
-------------------------------------------------------------------------------------------------
Hungary - 2.0%
-------------------------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt., GDR (Energy - Integrated)            239,950         $10,401,833
-------------------------------------------------------------------------------------------------
OTP Bank Ltd., GDR (Banks & Credit Companies)                         336,700          14,612,780
-------------------------------------------------------------------------------------------------
                                                                                      $25,014,613
-------------------------------------------------------------------------------------------------
India - 0.8%
-------------------------------------------------------------------------------------------------
Bharti Tele-Ventures Ltd. (Telephone Services)                      3,524,990         $10,643,849
-------------------------------------------------------------------------------------------------

Ireland - 1.7%
-------------------------------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Banks & Credit Companies)                 771,420         $12,864,676
-------------------------------------------------------------------------------------------------
DEPFA BANK PLC (Banks & Credit Companies)^                            658,900           8,730,467
-------------------------------------------------------------------------------------------------
                                                                                      $21,595,143
-------------------------------------------------------------------------------------------------
Italy - 1.6%
-------------------------------------------------------------------------------------------------
Italcementi S.p.A. - Ordinary (Construction)^                         240,070          $3,276,702
-------------------------------------------------------------------------------------------------
Italcementi S.p.A. (Construction)                                     383,990           3,423,971
-------------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)^                     769,810          13,636,842
-------------------------------------------------------------------------------------------------
                                                                                      $20,337,515
-------------------------------------------------------------------------------------------------

Japan - 25.2%
-------------------------------------------------------------------------------------------------
Aiful Corp. (Banks & Credit Companies)                                223,000         $22,384,838
-------------------------------------------------------------------------------------------------
Aisin Seiki Co. Ltd. (Automotive)                                     266,400           6,435,019
-------------------------------------------------------------------------------------------------
CANON, Inc. (Personal Computers & Peripherals)                        369,000          17,657,606
-------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)^                     768,810          11,346,969
-------------------------------------------------------------------------------------------------
Funai Electric Co. Ltd. (Electronics)^                                 88,300          12,376,651
-------------------------------------------------------------------------------------------------
HUNET, Inc. (Real Estate)^                                          1,026,000           2,247,917
-------------------------------------------------------------------------------------------------
Jaccs Co. Ltd. (Banks & Credit Companies)                             472,000           2,539,891
-------------------------------------------------------------------------------------------------
Kibun Food Chemifa Co. Ltd. (Food & Non-Alcoholic Beverages)^         485,000           9,692,442
-------------------------------------------------------------------------------------------------
Lawson, Inc. (Specialty Stores)^                                      190,700           6,800,413
-------------------------------------------------------------------------------------------------
LEOPALACE21 Corp. (Real Estate)^                                      925,600          18,158,170
-------------------------------------------------------------------------------------------------
Mitsui Mining & Smelting Co. Ltd. (Machinery & Tools)               1,782,000           7,253,133
-------------------------------------------------------------------------------------------------
Nintendo Co. Ltd. (Leisure & Toys)                                    101,800          11,011,963
-------------------------------------------------------------------------------------------------
Nissan Motor Co. Ltd. (Automotive)                                  1,640,100          17,921,797
-------------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)^                                      670,100          27,581,693
-------------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                            3,550,000          26,783,242
-------------------------------------------------------------------------------------------------
SOFTBANK CORP. (Business Services)^                                   728,600          31,258,633
-------------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd. (Specialty Chemicals)^                   2,063,000          12,746,592
-------------------------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc. (Banks & Credit
Companies)^                                                             1,428           8,652,959
-------------------------------------------------------------------------------------------------
Takefuji Corp. (Banks & Credit Companies)                             284,460          20,079,223
-------------------------------------------------------------------------------------------------
Tamron Co. Ltd. (Leisure & Toys)^                                     204,000           8,022,735
-------------------------------------------------------------------------------------------------
Tanabe Seiyaku Co. Ltd. (Pharmaceuticals)                           1,035,000           8,937,709
-------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)^                    6,845,390          25,226,629
-------------------------------------------------------------------------------------------------
Toyota Motor Corp. (Automotive)                                       167,600           6,637,320
-------------------------------------------------------------------------------------------------
                                                                                     $321,753,544
-------------------------------------------------------------------------------------------------
Luxembourg - 0.9%
-------------------------------------------------------------------------------------------------
Tenaris S.A., ADR (Oil Services)                                      284,200         $10,955,910
-------------------------------------------------------------------------------------------------

Mexico - 3.5%
-------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications -
Wireless)                                                             362,250         $12,407,063
-------------------------------------------------------------------------------------------------
CEMEX S.A. de C.V., ADR (Construction)                                449,223          12,713,011
-------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. (Specialty Stores)                         852,680           5,623,055
-------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)^                      227,450          10,947,168
-------------------------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V. (General Merchandise)               1,101,300           3,510,255
-------------------------------------------------------------------------------------------------
                                                                                      $45,200,552
-------------------------------------------------------------------------------------------------

Netherlands - 1.0%
-------------------------------------------------------------------------------------------------
Royal KPN N.V. (Telephone Services)^                                1,669,840         $12,866,739
-------------------------------------------------------------------------------------------------

Norway - 1.3%
-------------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)^                      1,168,398          $8,924,639
-------------------------------------------------------------------------------------------------
Statoil A.S.A (Energy - Integrated)^                                  573,370           7,370,183
-------------------------------------------------------------------------------------------------
                                                                                      $16,294,822
-------------------------------------------------------------------------------------------------
Singapore - 1.0%
-------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Companies)                  1,383,000         $12,617,949
-------------------------------------------------------------------------------------------------

South Korea - 0.5%
-------------------------------------------------------------------------------------------------
Hanaro Telecom, Inc. (Telephone Services)                           2,577,714          $6,704,519
-------------------------------------------------------------------------------------------------

Spain - 3.4%
-------------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)                                                612,100         $19,124,972
-------------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria S.A. (Banks & Credit
Companies)^                                                         1,462,590          19,559,983
-------------------------------------------------------------------------------------------------
Repsol YPF S.A. (Energy - Independent)^                               205,010           4,258,752
-------------------------------------------------------------------------------------------------
                                                                                      $42,943,707
-------------------------------------------------------------------------------------------------
Sweden - 4.2%
-------------------------------------------------------------------------------------------------
Atlas Copco AB, "A" (Machinery & Tools)^                              333,370         $11,866,201
-------------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                            172,140           7,202,058
-------------------------------------------------------------------------------------------------
Ericsson, Inc., "B" (Telecommunications - Wireline)                 5,325,630          14,409,594
-------------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)^                                       575,280          19,747,012
-------------------------------------------------------------------------------------------------
                                                                                      $53,224,865
-------------------------------------------------------------------------------------------------
Switzerland - 6.0%
-------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                         333,590         $15,478,233
-------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                    218,580          21,284,045
-------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                               111,134          10,004,412
-------------------------------------------------------------------------------------------------
Synthes, Inc. (Medical Equipment)                                      64,300           6,899,829
-------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)                                     342,953          23,104,520
-------------------------------------------------------------------------------------------------
                                                                                      $76,771,039
-------------------------------------------------------------------------------------------------

United Kingdom - 18.9%
-------------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                     607,980         $28,118,079
-------------------------------------------------------------------------------------------------
Aviva PLC (Insurance)                                               1,890,601          18,191,171
-------------------------------------------------------------------------------------------------
Barclays PLC (Banks & Credit Companies)                             2,311,990          21,521,957
-------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                     620,954          33,345,230
-------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non-Alcoholic Beverages)              1,931,170          15,547,540
-------------------------------------------------------------------------------------------------
easyJet Airline Co. Ltd. (Airlines)                                 1,799,440           4,759,244
-------------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                            839,733           7,861,946
-------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                   2,724,690          13,671,333
-------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                     521,190          13,759,527
-------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                           1,046,000           9,313,809
-------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Companies)           898,701          25,164,987
-------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                 14,675,030          33,470,985
-------------------------------------------------------------------------------------------------
William Hill Ltd. (Gaming & Lodging)                                  619,200           6,079,605
-------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                               1,623,030           9,994,590
-------------------------------------------------------------------------------------------------
                                                                                     $240,800,003
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $1,228,731,856
-------------------------------------------------------------------------------------------------

U.S. Stocks - 0.7%
-------------------------------------------------------------------------------------------------
Business Services - 0.7%
-------------------------------------------------------------------------------------------------
Manpower, Inc.                                                        213,800          $9,028,774
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,147,226,164)                                     $1,237,760,630
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Citicorp, Inc., due 9/10/04                                        $5,000,000          $4,998,188
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04                  3,766,000           3,766,000
-------------------------------------------------------------------------------------------------
Royal Bank of Canada, 1.57%, due 9/01/04                           16,781,000          16,781,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $25,545,188
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.7%
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total to
be received $8,653,377 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account),
at Cost                                                            $8,653,000          $8,653,000
-------------------------------------------------------------------------------------------------

Portfolio of Investments - continued

Collateral for Securities Loaned - 22.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                   289,279,630        $289,279,630
-------------------------------------------------------------------------------------------------
Total Investments (+) (Identified Cost, $1,470,703,982)                            $1,561,238,448
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (22.5)%                                             (285,989,933)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,275,248,515
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
  ^ All or a portion of this security is on loan.
(+) As of August 31, 2004, 46 securities representing $630,546,644 and approximately 49.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $275,153,184 of
securities on loan (identified cost, $1,470,703,982)          $1,561,238,448
-----------------------------------------------------------------------------------------------------
Cash                                                                   7,067
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $117,915)               118,655
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   29,244,326
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    1,976,984
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  2,053,917
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                   8,027
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,594,647,424
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $29,058,578
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 1,004,106
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       289,279,630
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      30,527
-----------------------------------------------------------------------------------------------------
  Reimbursement fee                                                   13,649
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        12,412
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      4
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               3
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $319,398,909
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,275,248,515
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $1,134,575,736
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                   90,500,116
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on
investments and foreign currency transactions                     41,868,237
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                    8,304,426
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,275,248,515
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  89,320,807
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
  Net assets                                                    $593,574,262
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              41,644,650
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $14.25
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$14.25)                                                  $15.12
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $116,165,017
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               8,445,080
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.76
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $75,579,575
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               5,504,518
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.73
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $469,180,514
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              32,263,683
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.54
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                     $19,595,952
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               1,380,478
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.20
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $431,043
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  30,435
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.16
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                        $331,950
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  23,408
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $14.18
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$14.18)                                                  $15.05
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $109,958
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   8,036
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.68
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $280,244
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  20,519
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.66
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C,
Class 529B and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04
NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $28,078,968
-----------------------------------------------------------------------------------------------------
  Interest                                                           1,183,018
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (2,590,883)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $26,671,103
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $9,995,090
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                31,417
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        1,750,575
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             1,871,325
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             1,080,488
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               660,093
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               54,140
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  184
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                                822
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                                824
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              2,037
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         587
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         206
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         509
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                     92
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    95,129
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                      1,357,549
-----------------------------------------------------------------------------------------------------
  Printing                                                             131,372
-----------------------------------------------------------------------------------------------------
  Postage                                                               87,350
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         38,100
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            10,349
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        261,339
-----------------------------------------------------------------------------------------------------
  Reimbursement of expenses to investment adviser                      643,028
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $18,072,605
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (81,038)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $17,991,567
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      $8,679,536
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $154,256,135
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       (290,730)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    $153,965,405
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                      $40,992,264
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                             (17,603)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                      $40,974,661
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                         $194,940,066
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $203,619,602
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                          2004                          2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                              $8,679,536                $1,824,579
-------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                      153,965,405                 7,945,831
-------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                               40,974,661                48,466,221
------------------------------------------------------------  ---------------              ------------
Increase in net assets from operations                           $203,619,602               $58,236,631
------------------------------------------------------------  ---------------              ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                           $(259,483)                      $--
-------------------------------------------------------------------------------------------------------
  Class I                                                            (782,661)                       --
-------------------------------------------------------------------------------------------------------
  Class R1                                                            (13,715)                       --
-------------------------------------------------------------------------------------------------------
  Class R2                                                                (13)                       --
-------------------------------------------------------------------------------------------------------
  Class 529A                                                             (122)                       --
------------------------------------------------------------  ---------------              ------------
Total distributions declared to shareholders                      $(1,055,994)                      $--
------------------------------------------------------------  ---------------              ------------
Net increase in net assets from fund share transactions          $313,361,923              $243,714,815
------------------------------------------------------------  ---------------              ------------
Redemption fees                                                       $19,901                       $--
------------------------------------------------------------  ---------------              ------------
Total increase in net assets                                     $515,945,432              $301,951,446
------------------------------------------------------------  ---------------              ------------

NET ASSETS

At beginning of period                                           $759,303,083              $457,351,637
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net
investment income of $8,304,426 and $971,614,
respectively)                                                  $1,275,248,515              $759,303,083
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                            YEARS ENDED 8/31
                                            ---------------------------------------------------------------------------------
CLASS A                                         2004                2003             2002            2001              2000

Net asset value, beginning of year            $11.53            $10.78            $12.25            $16.19            $12.47
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS#

  Net investment income (loss)(S)              $0.10             $0.04            $(0.00)+++        $(0.00)+++         $0.30
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                      2.63              0.71             (1.47)            (3.44)             3.78
------------------------------------------  --------            ------            ------            ------            ------
Total from investment operations               $2.73             $0.75            $(1.47)           $(3.44)            $4.08
------------------------------------------  --------            ------            ------            ------            ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                  $(0.01)              $--               $--            $(0.09)           $(0.02)
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions               --                --                --             (0.34)            (0.34)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income              --                --                --             (0.00)+++            --
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                    --                --                --             (0.07)               --
------------------------------------------  --------            ------            ------            ------            ------
Total distributions declared to
shareholders                                  $(0.01)              $--               $--            $(0.50)           $(0.36)
------------------------------------------  --------            ------            ------            ------            ------
Redemption fees added to paid-in
capital#                                       $0.00+++            $--               $--               $--               $--
------------------------------------------  --------            ------            ------            ------            ------
Net asset value, end of year                  $14.25            $11.53            $10.78            $12.25            $16.19
------------------------------------------  --------            ------            ------            ------            ------
Total return (%)                               23.65              6.96            (12.00)           (21.76)            33.00
----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                           YEARS ENDED 8/31
                                           ---------------------------------------------------------------------------------
CLASS A (CONTINUED)                             2004              2003              2002              2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                      1.67              1.75              1.77              1.76              1.77
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    0.75              0.36             (0.02)            (0.02)             1.91
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               102                96               153               131               123
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                               $593,574          $387,732          $313,418          $240,231          $109,310
----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                   $0.11             $0.03            $(0.01)           $(0.01)            $0.29
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                      1.61              1.80              1.86              1.84              1.84
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    0.81              0.31             (0.11)            (0.10)             1.84
----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               -----------------------------------------------------------------------------
CLASS B                                             2004             2003             2002             2001             2000

Net asset value, beginning of year                $11.19           $10.54           $12.04           $15.98           $12.37
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                  $0.02           $(0.03)          $(0.08)          $(0.10)           $0.18
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               2.55             0.68            (1.42)           (3.39)            3.77
-----------------------------------------------  -------           ------           ------           ------           ------
Total from investment operations                   $2.57            $0.65           $(1.50)          $(3.49)           $3.95
-----------------------------------------------  -------           ------           ------           ------           ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                         $--              $--              $--           $(0.04)             $--
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       --               --               --            (0.34)           (0.34)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                  --               --               --            (0.00)+++           --
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --               --               --            (0.07)              --
-----------------------------------------------  -------           ------           ------           ------           ------
Total distributions declared to
shareholders                                         $--              $--              $--           $(0.45)          $(0.34)
-----------------------------------------------  -------           ------           ------           ------           ------
Redemption fees added to paid-in capital#          $0.00+++           $--              $--              $--              $--
-----------------------------------------------  -------           ------           ------           ------           ------
Net asset value, end of year                      $13.76           $11.19           $10.54           $12.04           $15.98
-----------------------------------------------  -------           ------           ------           ------           ------
Total return (%)                                   22.97             6.17           (12.46)          (22.27)           32.14
----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               -----------------------------------------------------------------------------
CLASS B (CONTINUED)                                 2004             2003             2002             2001             2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          2.31             2.40             2.42             2.41             2.42
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        0.12            (0.32)           (0.69)           (0.71)            1.19
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   102               96              153              131              123
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                                   $116,165          $88,177          $82,659          $82,135          $60,559
----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                       $0.02           $(0.04)          $(0.09)          $(0.11)           $0.17
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          2.25             2.45             2.51             2.49             2.49
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        0.18            (0.37)           (0.78)           (0.79)            1.12
----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               -----------------------------------------------------------------------------
CLASS C                                             2004             2003             2002             2001             2000

Net asset value, beginning of year                $11.17           $10.52           $12.02           $15.97           $12.36
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                  $0.02           $(0.03)          $(0.08)          $(0.09)           $0.19
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               2.54             0.68            (1.42)           (3.40)            3.76
-----------------------------------------------  -------           ------           ------           ------           ------
Total from investment operations                   $2.56            $0.65           $(1.50)          $(3.49)           $3.95
-----------------------------------------------  -------           ------           ------           ------           ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                         $--              $--              $--           $(0.05)             $--
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       --               --               --            (0.34)           (0.34)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                  --               --               --            (0.00)+++           --
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --               --               --            (0.07)              --
-----------------------------------------------  -------           ------           ------           ------           ------
Total distributions declared to
shareholders                                         $--              $--              $--           $(0.46)          $(0.34)
-----------------------------------------------  -------           ------           ------           ------           ------
Redemption fees added to paid-in capital#          $0.00+++           $--              $--              $--              $--
-----------------------------------------------  -------           ------           ------           ------           ------
Net asset value, end of year                      $13.73           $11.17           $10.52           $12.02           $15.97
-----------------------------------------------  -------           ------           ------           ------           ------
Total return (%)                                   22.92             6.18           (12.48)          (22.27)           32.17
----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               -----------------------------------------------------------------------------
CLASS C (CONTINUED)                                 2004             2003             2002             2001             2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          2.31             2.40             2.42             2.41             2.42
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        0.15            (0.32)           (0.09)           (0.10)            1.28
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   102               96              153              131              123
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                                    $75,580          $46,022          $43,046          $47,375          $31,126
----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                       $0.03           $(0.04)          $(0.09)          $(0.10)           $0.18
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          2.25             2.45             2.51             2.49             2.49
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        0.21            (0.37)           (0.79)           (0.78)            1.21
----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               -----------------------------------------------------------------------------
CLASS I                                             2004             2003             2002             2001             2000

Net asset value, beginning of year                $11.75           $10.95           $12.39           $16.33           $12.55
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS#

  Net investment income(S)                         $0.16            $0.10            $0.04            $0.03            $0.26
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               2.66             0.70            (1.48)           (3.46)            3.90
-----------------------------------------------  -------           ------           ------           ------           ------
Total from investment operations                   $2.82            $0.80           $(1.44)          $(3.43)           $4.16
-----------------------------------------------  -------           ------           ------           ------           ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                      $(0.03)             $--              $--           $(0.10)          $(0.04)
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       --               --               --            (0.34)           (0.34)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                  --               --               --            (0.00)+++           --
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --               --               --            (0.07)              --
-----------------------------------------------  -------           ------           ------           ------           ------
Total distributions declared to
shareholders                                      $(0.03)             $--              $--           $(0.51)          $(0.38)
-----------------------------------------------  -------           ------           ------           ------           ------
Redemption fees added to paid-in capital#          $0.00+++           $--              $--              $--              $--
-----------------------------------------------  -------           ------           ------           ------           ------
Net asset value, end of year                      $14.54           $11.75           $10.95           $12.39           $16.33
-----------------------------------------------  -------           ------           ------           ------           ------
Total return (%)                                   24.05             7.31           (11.62)          (21.49)           33.61
----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               -----------------------------------------------------------------------------
CLASS I (CONTINUED)                                 2004             2003             2002             2001             2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.32             1.40             1.42             1.41             1.42
----------------------------------------------------------------------------------------------------------------------------
Net investment income                               1.18             0.95             0.38             0.25             1.66
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   102               96              153              131              123
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                                   $469,181         $232,328          $18,207          $10,150          $10,398
----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, and certain other fees and expenses, such that Other
    Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of
    July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income per share and the ratios would have been:

Net investment income                              $0.17            $0.10            $0.03            $0.02            $0.25
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          1.26             1.45             1.51             1.49             1.49
----------------------------------------------------------------------------------------------------------------------------
Net investment income                               1.24             0.90             0.29             0.17             1.59
----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEAR ENDED            PERIOD ENDED
CLASS R1                                                                  8/31/04               8/31/03*

Net asset value, beginning of period                                      $11.52                 $10.38
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                                          $0.09                 $(0.01)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          2.61                   1.15
-----------------------------------------------------------------------  -------                 ------
Total from investment operations                                           $2.70                  $1.14
-----------------------------------------------------------------------  -------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.02)                   $--
-----------------------------------------------------------------------  -------                 ------
Redemption fees added to paid-in capital#                                  $0.00+++                 $--
-----------------------------------------------------------------------  -------                 ------
Net asset value, end of period                                            $14.20                 $11.52
-----------------------------------------------------------------------  -------                 ------
Total return (%)                                                           23.50                  10.98++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.81                   1.90+
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                0.69                  (0.09)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           102                     96
-------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                                  $19,596                 $4,810
-------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                               $0.10                 $(0.01)
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.75                   1.95+
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                0.75                  (0.14)+
-------------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                   PERIOD ENDED
CLASS R2                                                             8/31/04*

Net asset value, beginning of period                                 $12.56
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                            $0.02
---------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                     1.61
----------------------------------------------------------------     ------
Total from investment operations                                      $1.63
----------------------------------------------------------------     ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                         $(0.03)
----------------------------------------------------------------     ------
Redemption fees added to paid-in capital#                             $0.00+++
----------------------------------------------------------------     ------
Net asset value, end of period                                       $14.16
----------------------------------------------------------------     ------
Total return (%)                                                      13.03++
---------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             2.07+
---------------------------------------------------------------------------
Net investment income                                                  0.18+
---------------------------------------------------------------------------
Portfolio turnover                                                      102
---------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                                $431
---------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were under this limitation, and the reimbursement had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                 $0.02
---------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             2.01+
---------------------------------------------------------------------------
Net investment income                                                  0.24+
---------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through August
     31, 2004.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEAR ENDED
                                                                ------------------------------          PERIOD ENDED
CLASS 529A                                                      8/31/04                8/31/03            8/31/02*

Net asset value, beginning of period                            $11.50                 $10.78               $10.66
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                                $0.08                  $0.03               $(0.00)+++
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                2.61                   0.69                 0.12
-----------------------------------------------------------  ---------                 ------               ------
Total from investment operations                                 $2.69                  $0.72                $0.12
-----------------------------------------------------------  ---------                 ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                    $(0.01)                   $--                  $--
-----------------------------------------------------------  ---------                 ------               ------
Redemption fees added to paid-in capital#                        $0.00+++                 $--                  $--
-----------------------------------------------------------  ---------                 ------               ------
Net asset value, end of period                                  $14.18                 $11.50               $10.78
-----------------------------------------------------------  ---------                 ------               ------
Total return (%)                                                 23.39                   6.68                 1.13++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                        1.91                   2.00                 2.02+
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      0.62                   0.30                (0.20)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 102                     96                  153
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                           $332                   $112                  $11
------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                     $0.09                  $0.03               $(0.00)+++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                        1.85                   2.05                 2.11+
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      0.68                   0.25                (0.29)+
------------------------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                         YEAR ENDED
                                                                -----------------------------            PERIOD ENDED
CLASS 529B                                                      8/31/04                8/31/03             8/31/02*
Net asset value, beginning of period                            $11.17                 $10.54               $10.42
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                        $(0.00)+++             $(0.05)              $(0.00)+++
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                2.51                   0.68                 0.12
-----------------------------------------------------------  ---------                 ------               ------
Total from investment operations                                 $2.51                  $0.63                $0.12
-----------------------------------------------------------  ---------                 ------               ------
Redemption fees added to paid-in capital#                        $0.00+++                 $--                  $--
-----------------------------------------------------------  ---------                 ------               ------
Net asset value, end of period                                  $13.68                 $11.17               $10.54
-----------------------------------------------------------  ---------                 ------               ------
Total return (%)                                                 22.47                   5.98                 1.15++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                        2.56                   2.65                 2.67+
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (0.03)                 (0.43)               (0.45)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 102                     96                  153
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                           $110                    $41                   $5
------------------------------------------------------------------------------------------------------------------
(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                     $0.00+++              $(0.05)              $(0.00)+++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                        2.50                   2.70                 2.76+
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      0.03                  (0.48)               (0.54)+
------------------------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEAR ENDED
                                                               -------------------------------            PERIOD ENDED
CLASS 529C                                                     8/31/04                 8/31/03              8/31/02*

Net asset value, beginning of period                            $11.14                 $10.52               $10.40
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                        $(0.00)+++             $(0.04)              $(0.00)+++
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                2.52                   0.66                 0.12
-----------------------------------------------------------  ---------                 ------               ------
Total from investment operations                                 $2.52                  $0.62                $0.12
-----------------------------------------------------------  ---------                 ------               ------
Redemption fees added to paid-in capital#                        $0.00+++                 $--                  $--
-----------------------------------------------------------  ---------                 ------               ------
Net asset value, end of period                                  $13.66                 $11.14               $10.52
-----------------------------------------------------------  ---------                 ------               ------
Total return (%)                                                 22.62                   5.89                 1.15++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                        2.55                   2.65                 2.67+
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (0.02)                 (0.36)               (0.45)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 102                     96                  153
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                           $280                    $81                   $5
------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, for the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over (under) this limitation, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                     $0.01                 $(0.04)              $(0.00)+++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                        2.49                   2.70                 2.76+
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      0.04                  (0.41)               (0.54)+
------------------------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - The fund charges a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange). However, for purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days following their acquisition. Due to systems limitations associated with the transition from applying a 30 calendar day redemption fee to a 5 business day redemption fee, the fund will not impose redemption fees with respect to purchases made in June 2004 followed by redemptions made in July 2004. The fund may determine to reinstitute the 30 calendar day redemption fee period, or otherwise change the redemption fee period in the future, including changes in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $7,928 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $73,110 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, wash sales and capital losses.

The tax character of distributions declared for the years ended August 31, 2004 and August 31, 2003 was as follows:

                                                     8/31/04         8/31/03

Distributions declared from:
------------------------------------------------------------------------------
Ordinary income                                   $1,055,994             $--
------------------------------------------------------------------------------

During the year ended August 31, 2004, accumulated undistributed net investment income decreased by $290,730, and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $290,730 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of, distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                  $8,490,880
          ----------------------------------------------------------
          Undistributed long-term capital gain           43,157,446
          ----------------------------------------------------------
          Unrealized appreciation                        89,210,907
          ----------------------------------------------------------
          Other temporary differences                      (186,454)
          ----------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

Effective January 1, 2004, the management fee is computed daily and paid monthly at the following annual rates:

          First $1.0 billion of average net assets             0.90%
          ----------------------------------------------------------
          Next $1.0 billion of average net assets              0.80%
          ----------------------------------------------------------
          Average net assets in excess of $2.0 billion         0.70%
          ----------------------------------------------------------

Prior to January 1, 2004, the management fee was computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

Management fees incurred for the year ended August 31, 2004, were an effective rate of 0.91% of average daily net assets on an annualized basis.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year, and the fund paying MFS a reimbursement fee not greater than 0.40% of average daily net assets for Class A, Class B, Class C, Class I, and Class R1 and not greater than 0.65% of average daily net assets for Class 529A, Class 529B, Class 529C, and Class R2. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. At August 31, 2004, aggregate unreimbursed expenses amounted to $579,599.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net increase of $11,429 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $613 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004, transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $8,027 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $95,129, equivalent to 0.0087% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $80,593 and $832 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                              0.10%          0.75%          0.75%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.35%          1.00%          1.00%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------

                                         CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                              0.25%          0.75%          0.75%
---------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.50%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2004 amounted to:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                 $16,802           $727           $249             $7             $7
---------------------------------------------------------------------------------------------------------------

                                         CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained by MFD                    $133            $14            $56
---------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates             0.35%          1.00%          1.00%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------

                                         CLASS 529A     CLASS 529B     CLASS 529C

Effective Annual Percentage Rates             0.35%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Certain Class A, Class C and 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges.
Contingent deferred sales charges imposed during the August 31, 2004, were as follows:

                                           CLASS A       CLASS B       CLASS C       CLASS 529B       CLASS 529C

Contingent Deferred Sales Charges
Imposed                                    $16,038      $193,795        $9,132              $--              $--
----------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $1,109,897 for shareholder services which equated to 0.1015% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $93,657 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,379,132,092 and $1,074,206,510, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

            Aggregate cost                          $1,471,993,191
            -----------------------------------------------------
            Gross unrealized appreciation             $110,756,361
            -----------------------------------------------------
            Gross unrealized depreciation              (21,511,104)
            -----------------------------------------------------
            Net unrealized appreciation                $89,245,257
            -----------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             Year ended 8/31/04                   Year ended 8/31/03
                                          SHARES            AMOUNT             SHARES            AMOUNT

CLASS A SHARES

Shares sold                             25,499,429       $340,976,897        30,271,752       $316,573,119
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               14,847            197,567                --                 --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (17,498,280)      (239,404,354)      (25,705,916)      (269,487,051)
-----------------------------------------------------------------------------------------------------------
Net increase                             8,015,996       $101,770,110         4,565,836        $47,086,068
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              2,527,350        $33,384,413         2,249,013        $22,954,752
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,959,753)       (25,909,743)       (2,215,900)       (22,457,073)
-----------------------------------------------------------------------------------------------------------
Net increase                               567,597         $7,474,670            33,113           $497,679
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              2,467,171        $32,082,699         1,582,387        $16,129,234
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,081,531)       (14,358,259)       (1,556,144)       (15,741,059)
-----------------------------------------------------------------------------------------------------------
Net increase                             1,385,640        $17,724,440            26,243           $388,175
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                             14,828,774       $204,201,804        19,092,539       $201,423,230
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               57,562            771,329                --                 --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (2,402,041)       (32,740,066)         (976,393)       (10,403,126)
-----------------------------------------------------------------------------------------------------------
Net increase                            12,484,295       $172,233,067        18,116,146       $191,020,104
-----------------------------------------------------------------------------------------------------------

                                             Year ended 8/31/04                   Year ended 8/31/03
                                          SHARES            AMOUNT             SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                              1,482,311        $20,401,641           741,611         $8,002,008
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                1,036             13,608                --                 --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                         (520,404)        (7,092,308)         (324,076)        (3,470,746)
-----------------------------------------------------------------------------------------------------------
Net increase                               962,943        $13,322,941           417,535         $4,531,262
-----------------------------------------------------------------------------------------------------------

                                            Period ended 8/31/04**
                                           SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                 53,628           $745,402
------------------------------------------------------------------------
Shares reacquired                          (23,193)          (321,470)
------------------------------------------------------------------------
Net increase                                30,435           $423,932
------------------------------------------------------------------------

                                             Year ended 8/31/04                   Year ended 8/31/03
                                          SHARES            AMOUNT             SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                 14,375           $195,143             9,258            $96,624
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    9                122                --                 --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                             (767)           (10,500)             (501)            (5,665)
-----------------------------------------------------------------------------------------------------------
Net increase                                13,617           $184,765             8,757            $90,959
-----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                  5,351            $69,686             3,318            $34,075
-----------------------------------------------------------------------------------------------------------
Shares reacquired                             (988)           (13,139)             (151)            (1,630)
-----------------------------------------------------------------------------------------------------------
Net increase                                 4,363            $56,547             3,167            $32,445
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                 14,470           $187,605             6,762            $68,334
-----------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,192)           (16,154)              (21)              (211)
-----------------------------------------------------------------------------------------------------------
Net increase                                13,278           $171,451             6,741            $68,123
-----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $5,809, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of
MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
October 8, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004);
                                                                        Harvard Law School
                                                                        (education), John Olin
                                                                        Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company),
                                                                        Principal (1997 to April
                                                                        2001); Lincoln Electric
                                                                        Holdings, Inc. (welding
                                                                        equipment manufacturer),
                                                                        Director; Southwest Gas
                                                                        Corporation (natural gas
                                                                        distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741               225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGERS
David A. Antonelli
Jose Luis Garcia
Thomas Melendez

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at
http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

For the year ended August 31, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.70%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the year ended August 31, 2004, income from foreign sources was $27,965,797, and the fund designated a foreign tax credit of $2,477,974.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             RIF-ANN-10/04 91M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) TECHNOLOGY FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED      MAY LOSE VALUE       NO BANK GUARANTEE      NOT A DEPOSIT
          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
--------------------------------------------------------------------------------

MFS(R) TECHNOLOGY FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                              9
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
EXPENSE TABLE                                     14
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          16
----------------------------------------------------
FINANCIAL STATEMENTS                              20
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     35
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            48
----------------------------------------------------
TRUSTEES AND OFFICERS                             49
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       53
----------------------------------------------------
FEDERAL TAX INFORMATION                           54
----------------------------------------------------
ASSET ALLOCATION                                  55
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS" high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers" ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies" customers and competitors

o developing our own proprietary estimates of companies" earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth - including employment, corporate spending, and earnings growth - continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Our stock selection in the network and telecommunications, computer software, and leisure and toys industries were the primary detractors from performance during the period.

Among our network and telecommunications holdings, we missed the run-up in the value of Nortel Networks, a manufacturer of telecommunications equipment. We had sold our position in Nortel by period-end. We also missed the substantial gains made by Research in Motion Ltd., which produces the popular handheld BlackBerry device for sending and receive e-mail messages.

In the computer software industry, VERITAS Software, which provides data storage systems, experienced a steep price decline. Red Hat, Inc., the company that markets the Linux operating system for computers, posted a strong gain for the year, but we were not positioned in the stock during the period when it experienced its greatest gains.

In the leisure and toys sector, Tamron Co., Ltd., of Japan, which manufactures optical equipment including camera lenses, declined during the period, although it was not among the top 10 individual detractors for the fund. By the end of the period, we had sold our position in the stock.

Other individual holdings that had a negative impact on fund performance included Agere Systems, which manufactures communications chips, and Vishay Intertechnology, Inc., which provides components used in the manufacture of semiconductors. We had sold our positions in both Agere and Vishay by period-end. Our underweighted position in the Internet portal company Yahoo, which gained during the period, also acted as a drag on performance.

CONTRIBUTORS TO PERFORMANCE

Our stock selections in the wireless communications, electronics, and business services industries made the biggest contributions to the fund's performance.

In the wireless communications industry, our investment in a stock outside the benchmark, the Latin American mobile phone company America Movil S.A. de C.V., did well for the fund.

In the electronics industry, we benefited from being underweighted in semiconductor manufacturer Intel, whose stock declined during the year.

Among business services companies, both Alliance Data Systems, a provider of private-label credit card services, and Accenture, a management and technology consulting firm, made key contributions to portfolio performance. We also participated in a strong run-up in the value of stock photography house Getty Images.

Other individual stocks that made a positive contribution to performance were Akamai Technologies, a provider of Web application software, and Netscreen Technologies, Inc., which provides computer security systems. By period-end, we had sold our position in Netscreen. We also benefited from underweighting IAC/InterActiveCorp, the media and Internet company that owns the Home Shopping Network, U.S. ticket retailer Ticketmaster, and the Expedia and Citysearch Web sites. The stock experienced a sharp decline during the year, and by the end of the period we did not own any shares of the stock.

    Respectfully,

/s/ Daniel G. Scherman

    Daniel G. Scherman
    Portfolio Manager

Note to Shareholders: Effective May 1, 2004, Daniel G. Scherman became portfolio manager of the fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund may charge a 2% redemption fee on proceeds from A, B, C and I shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

                ---------------------------------------------
                             PORTFOLIO STRUCTURE
                ---------------------------------------------

                Stocks                                  98.9%
                Convertible Bonds                        0.4%
                Cash & Other Net Assets                  0.7%

                ---------------------------------------------
                            TOP SECTOR WEIGHTINGS
                ---------------------------------------------

                Technology                              85.9%
                ---------------------------------------------
                Special Products and Services           10.5%
                ---------------------------------------------
                Utilities & Communications               2.2%
                ---------------------------------------------
                Industrial Goods & Services              0.5%
                ---------------------------------------------

                ---------------------------------------------
                               TOP TEN HOLDINGS
                ---------------------------------------------

                CISCO SYSTEMS INC.                       5.1%
                ---------------------------------------------
                DELL INC.                                5.0%
                ---------------------------------------------
                MICROSOFT CORP.                          4.8%
                ---------------------------------------------
                INTERNATIONAL BUSINESS
                MACHINES CORP.                           4.5%
                ---------------------------------------------
                EBAY INC.                                4.1%
                ---------------------------------------------
                QUALCOMM INC.                            3.9%
                ---------------------------------------------
                INTEL CORP.                              3.2%
                ---------------------------------------------
                HEWLETT-PACKARD CO.                      3.1%
                ---------------------------------------------
                YAHOO! INC.                              2.9%
                ---------------------------------------------
                ORACLE CORP.                             2.7%
                ---------------------------------------------


Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
-------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2004. Index information is from January 2, 1997.)

                                                    Goldman Sachs
                                 MFS Technology      Technology
                                Fund -- Class A        Index

              1/97                 $ 9,425           $10,000
              8/97                  11,810            13,559
              8/98                  11,738            13,114
              8/00                  36,453            44,919
              8/02                  8,3090            10,420
              8/04                  10,236            13,989

TOTAL RETURNS

-------------------------
Average annual
without sales charge
-------------------------

                        Class
   Share class      inception date     1-yr       3-yr       5-yr      Life*
------------------------------------------------------------------------------
        A              1/02/97          -7.23%    -10.36%    -12.00%     1.08%
------------------------------------------------------------------------------
        B              4/14/00          -7.75%    -10.92%    -12.50%     0.71%
------------------------------------------------------------------------------
        C              4/14/00          -7.88%    -11.00%    -12.54%     0.68%
------------------------------------------------------------------------------
        I              1/02/97          -6.88%    -10.06%    -11.64%     1.35%
------------------------------------------------------------------------------
       R1              12/31/02         -7.37%    -10.48%    -12.07%     1.03%
------------------------------------------------------------------------------
       R2              10/31/03         -7.39%    -10.41%    -12.03%     1.06%
------------------------------------------------------------------------------

-------------------------
Average annual
-------------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average science and technology
fund+                                   -6.20%     -7.47%    -11.55%     3.62%
------------------------------------------------------------------------------

Goldman Sachs Technology Index#         -3.00%     -5.29%    -12.66%     4.48%
------------------------------------------------------------------------------

-------------------------
Average annual
with sales charge
-------------------------

Share class
------------------------------------------------------------------------------
        A                              -12.56%    -12.11%    -13.04%     0.31%
------------------------------------------------------------------------------
        B                              -11.44%    -11.82%    -12.78%     0.71%
------------------------------------------------------------------------------
        C                               -8.80%    -11.00%    -12.54%     0.68%
------------------------------------------------------------------------------

I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-------------------------
Cumulative without
sales charge
-------------------------

   Share class                         1-yr       3-yr       5-yr      Life*
------------------------------------------------------------------------------
        A                               -7.23%    -27.97%    -47.23%     8.61%
------------------------------------------------------------------------------
        B                               -7.75%    -29.31%    -48.71%     5.56%
------------------------------------------------------------------------------
        C                               -7.88%    -29.50%    -48.83%     5.31%
------------------------------------------------------------------------------
        I                               -6.88%    -27.25%    -46.15%    10.83%
------------------------------------------------------------------------------
       R1                               -7.37%    -28.25%    -47.43%     8.18%
------------------------------------------------------------------------------
       R2                               -7.39%    -28.10%    -47.32%     8.41%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2004. Index information is from January 2, 1997.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Bloomberg L.P.

INDEX DEFINITION

GOLDMAN SACHS TECHNOLOGY INDEX - commonly used measure of technology stock performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004 relating to MFS" revenue sharing settlement with the Securities and Exchange Commission without which the performance would have been lower.

Class A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in small-, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.

The portfolio focuses on companies in a limited number of sectors or industries making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors or industries than a portfolio that invests more broadly.

The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the fund's value more sensitive to developments associated with the issuer and the overall market.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing.

Please see the prospectus for further information on these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM
MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and; (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
        Actual              1.49%       $1,000          $  826          $6.86
  A     -----------------------------------------------------------------------
        Hypothetical        1.49%       $1,000          $1,017          $7.58
-------------------------------------------------------------------------------
        Actual              2.14%       $1,000          $  823          $9.83
  B    ------------------------------------------------------------------------
        Hypothetical        2.14%       $1,000          $1,014         $10.86
-------------------------------------------------------------------------------
        Actual              2.14%       $1,000          $  823          $9.83
  C     -----------------------------------------------------------------------
        Hypothetical        2.14%       $1,000          $1,014         $10.86
-------------------------------------------------------------------------------
        Actual              1.16%       $1,000          $  827          $5.34
  I     -----------------------------------------------------------------------
        Hypothetical        1.16%       $1,000          $1,019          $5.90
-------------------------------------------------------------------------------
        Actual              1.65%       $1,000          $  826          $7.59
  R1    -----------------------------------------------------------------------
        Hypothetical        1.65%       $1,000          $1,017          $8.39
-------------------------------------------------------------------------------
        Actual              1.89%       $1,000          $  825          $8.69
  R2    -----------------------------------------------------------------------
        Hypothetical        1.89%       $1,000          $1,015          $9.60
-------------------------------------------------------------------------------

 * Ending account value reflects each class" ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).
** Expenses paid is equal to each class" annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.9%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
U.S. Stocks - 83.4%
----------------------------------------------------------------------------------------------
Business Services - 7.5%
----------------------------------------------------------------------------------------------
Alliance Data Systems Corp.*                                           64,910       $2,479,562
----------------------------------------------------------------------------------------------
Ceridian Corp.*                                                        53,100          981,819
----------------------------------------------------------------------------------------------
Digitas, Inc.*^                                                       234,570        1,677,176
----------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                     72,610        3,284,876
----------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                          34,010        1,182,868
----------------------------------------------------------------------------------------------
Getty Images, Inc.*^                                                   20,890        1,158,351
----------------------------------------------------------------------------------------------
Perot Systems Corp., "A"*^                                             78,260        1,041,641
----------------------------------------------------------------------------------------------
                                                                                   $11,806,293
----------------------------------------------------------------------------------------------
Computer Software - 16.7%
----------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*^                                           108,440       $1,458,518
----------------------------------------------------------------------------------------------
Kronos, Inc.*                                                          23,000          983,940
----------------------------------------------------------------------------------------------
Magma Design Automation, Inc.*^                                        36,480          601,920
----------------------------------------------------------------------------------------------
Manhattan Associates, Inc.*                                            32,880          767,419
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                       274,510        7,494,123
----------------------------------------------------------------------------------------------
MicroStrategy, Inc., "A"*                                              46,700        1,616,287
----------------------------------------------------------------------------------------------
Open Solutions, Inc.*                                                  41,600          959,296
----------------------------------------------------------------------------------------------
Oracle Corp.*                                                         428,908        4,276,213
----------------------------------------------------------------------------------------------
Red Hat, Inc.*^                                                       108,010        1,324,203
----------------------------------------------------------------------------------------------
SERENA Software, Inc.*^                                               130,040        2,035,126
----------------------------------------------------------------------------------------------
Symantec Corp.*                                                        65,400        3,136,584
----------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                                91,350        1,527,372
----------------------------------------------------------------------------------------------
                                                                                   $26,181,001
----------------------------------------------------------------------------------------------
Computer Software - Systems - 11.3%
----------------------------------------------------------------------------------------------
Avnet, Inc.*                                                           59,350         $942,478
----------------------------------------------------------------------------------------------
Black Box Corp.                                                        22,910          830,258
----------------------------------------------------------------------------------------------
CDW Corp.                                                              15,700          918,450
----------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                   273,173        4,887,065
----------------------------------------------------------------------------------------------
International Business Machines Corp.                                  83,831        7,099,647
----------------------------------------------------------------------------------------------
SS&C Technologies, Inc.                                                75,700        1,242,994
----------------------------------------------------------------------------------------------
Tech Data Corp.*                                                       30,140        1,135,072
----------------------------------------------------------------------------------------------
Xerox Corp.*                                                           45,600          612,408
----------------------------------------------------------------------------------------------
                                                                                   $17,668,372
----------------------------------------------------------------------------------------------
Electronics - 13.4%
----------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                   58,080       $1,745,885
----------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                   36,650        1,272,488
----------------------------------------------------------------------------------------------
Applied Materials, Inc.*                                               76,920        1,222,259
----------------------------------------------------------------------------------------------
Arrow Electronics, Inc.*                                               65,220        1,411,361
----------------------------------------------------------------------------------------------
Coherent, Inc.*                                                        25,500          648,465
----------------------------------------------------------------------------------------------
Cree, Inc.*                                                            29,000          725,290
----------------------------------------------------------------------------------------------
Cymer, Inc.*^                                                          39,160        1,046,355
----------------------------------------------------------------------------------------------
DSP Group, Inc.*                                                       35,740          679,417
----------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                     122,520        2,692,990
----------------------------------------------------------------------------------------------
Intel Corp.                                                           237,063        5,047,071
----------------------------------------------------------------------------------------------
National Semiconductor Corp.*                                          42,170          562,126
----------------------------------------------------------------------------------------------
PerkinElmer, Inc.                                                      26,380          461,122
----------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*                                                      54,050          504,827
----------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                               155,150        3,031,631
----------------------------------------------------------------------------------------------
                                                                                   $21,051,287
----------------------------------------------------------------------------------------------
Internet - 8.6%
----------------------------------------------------------------------------------------------
Digital River, Inc.*^                                                  40,880         $983,982
----------------------------------------------------------------------------------------------
EarthLink, Inc.*                                                       90,510          906,005
----------------------------------------------------------------------------------------------
eBay, Inc.*                                                            75,160        6,504,346
----------------------------------------------------------------------------------------------
InfoSpace, Inc.*                                                       12,400          471,200
----------------------------------------------------------------------------------------------
Yahoo!, Inc.*                                                         160,700        4,581,557
----------------------------------------------------------------------------------------------
                                                                                   $13,447,090
----------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 9.4%
----------------------------------------------------------------------------------------------
Apple Computer, Inc.*                                                  71,900       $2,479,831
----------------------------------------------------------------------------------------------
Dell, Inc.*                                                           226,743        7,899,726
----------------------------------------------------------------------------------------------
Lexmark International, Inc., "A"*                                      35,620        3,150,589
----------------------------------------------------------------------------------------------
Network Appliance, Inc.*                                               31,700          636,219
----------------------------------------------------------------------------------------------
Zebra Technologies Corp., "A"*                                         11,850          677,228
----------------------------------------------------------------------------------------------
                                                                                   $14,843,593
----------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.1%
----------------------------------------------------------------------------------------------
Andrew Corp.*                                                         152,470       $1,690,892
----------------------------------------------------------------------------------------------

Telecommunications - Wireline - 15.4%
----------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                           41,600       $1,114,048
----------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                  423,613        7,946,980
----------------------------------------------------------------------------------------------
F5 Networks, Inc.*^                                                    53,550        1,315,724
----------------------------------------------------------------------------------------------
InterDigital Communications Corp.*^                                    58,100          905,779
----------------------------------------------------------------------------------------------
Juniper Networks, Inc.*                                                79,180        1,812,430
----------------------------------------------------------------------------------------------
Lucent Technologies, Inc.*^                                           627,700        1,964,701
----------------------------------------------------------------------------------------------
Motorola, Inc.                                                        185,215        2,991,222
----------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                        160,140        6,093,327
----------------------------------------------------------------------------------------------
                                                                                   $24,144,211
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $130,832,739
----------------------------------------------------------------------------------------------

Foreign Stocks - 15.5%
----------------------------------------------------------------------------------------------
Bermuda - 4.5%
----------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                              142,270       $3,713,247
----------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                          144,640        3,344,077
----------------------------------------------------------------------------------------------
                                                                                    $7,057,324
----------------------------------------------------------------------------------------------
Canada - 1.0%
----------------------------------------------------------------------------------------------
Research In Motion Ltd. (Telecommunications - Wireline)*               26,800       $1,613,896
----------------------------------------------------------------------------------------------

Germany - 1.3%
----------------------------------------------------------------------------------------------
SAP AG, ADR (Computer Software)                                        55,700       $2,030,822
----------------------------------------------------------------------------------------------

Israel - 0.9%
----------------------------------------------------------------------------------------------
PowerDsine Ltd. (Electronics)*                                         74,500         $761,390
----------------------------------------------------------------------------------------------
Retalix Ltd. (Computer Software)*^                                     36,300          678,810
----------------------------------------------------------------------------------------------
                                                                                    $1,440,200
----------------------------------------------------------------------------------------------
Japan - 2.4%
----------------------------------------------------------------------------------------------
Canon, Inc., ADR (Personal Computers & Peripherals)                    20,000         $959,400
----------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                        42,200        1,736,976
----------------------------------------------------------------------------------------------
SOFTBANK CORP. (Business Services)^                                    22,700          973,883
----------------------------------------------------------------------------------------------
                                                                                    $3,670,259
----------------------------------------------------------------------------------------------
Mexico - 1.1%
----------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications -
Wireless)                                                              51,780       $1,773,465
----------------------------------------------------------------------------------------------

South Korea - 1.2%
----------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., GDR (Electronics)                         5,245       $1,016,219
----------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd., GDR (Electrical Equipment)                       32,640          840,480
----------------------------------------------------------------------------------------------
                                                                                    $1,856,699
----------------------------------------------------------------------------------------------
Sweden - 1.3%
----------------------------------------------------------------------------------------------
Ericsson, Inc., "B" (Telecommunications - Wireline)                   730,340       $1,976,086
----------------------------------------------------------------------------------------------

United Kingdom - 1.8%
----------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                      140,870       $2,831,485
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $24,250,236
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $148,187,665)                                      $155,082,975
----------------------------------------------------------------------------------------------

Convertible Bond - 0.4%
----------------------------------------------------------------------------------------------
                                                                   PAR AMOUNT
----------------------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
----------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc., 2%, 2007
(Identified Cost, $737,316)                                          $738,000         $679,883
----------------------------------------------------------------------------------------------

Short-Term Obligation - 0.2%
----------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04,
at Amortized Cost                                                    $381,000         $381,000
----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 10.1%
----------------------------------------------------------------------------------------------
                                                                       SHARES
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                    15,777,563      $15,777,563
----------------------------------------------------------------------------------------------

Repurchase Agreement - 0.6%
----------------------------------------------------------------------------------------------
                                                                   PAR AMOUNT
----------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total to
be received $874,038 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account), at
Cost                                                                 $874,000         $874,000
----------------------------------------------------------------------------------------------
Total Investments(S) (Identified Cost, $165,957,544)                             $172,795,421
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (10.2)%                                           (15,944,740)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $156,850,681
----------------------------------------------------------------------------------------------
  * Non-income producing security.
  ^ All or a portion of this security is on loan.
(S) As of August 31, 2004, one security, representing $1,976,086 and 1.3% of net assets, was fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04
ASSETS

Investments, at value, including $15,297,728 of securities
on loan (identified cost, $165,957,544)                         $172,795,421
--------------------------------------------------------------------------------------------------
Cash                                                                     684
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                    1,497,209
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                       36,197
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                     70,912
--------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                 102,085
--------------------------------------------------------------------------------------------------
Other assets                                                              16
--------------------------------------------------------------------------------------------------
Total assets                                                                          $174,502,524
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                 $1,552,519
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   311,191
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        15,777,563
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                       3,235
--------------------------------------------------------------------------------------------------
  Reimbursement fee                                                    4,762
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                         2,572
--------------------------------------------------------------------------------------------------
  Administrative service fee                                               1
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $17,651,843
--------------------------------------------------------------------------------------------------
Net assets                                                                            $156,850,681
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $518,523,349
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                       6,837,899
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (368,510,567)
--------------------------------------------------------------------------------------------------
Net assets                                                                            $156,850,681
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               20,574,125
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                     $75,786,229
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               9,841,461
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $7.70
--------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$7.70)                                                 $8.17
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $50,895,529
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               6,789,793
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $7.50
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $15,366,566
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               2,053,259
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $7.48
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                     $13,404,426
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               1,707,276
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $7.85
--------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $1,265,591
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 165,053
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $7.67
--------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $132,340
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                  17,283
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $7.66
--------------------------------------------------------------------------------------------------

On  sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.
FOR YEAR ENDED 8/31/04

NET INVESTMENT INCOME (LOSS)

Income
---------------------------------------------------------------------------------------------------
  Dividends                                                          $605,409
---------------------------------------------------------------------------------------------------
  Interest                                                             69,582
---------------------------------------------------------------------------------------------------
  Other#                                                              102,085
---------------------------------------------------------------------------------------------------
  Income on securities loaned                                          41,345
---------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (25,092)
---------------------------------------------------------------------------------------------------
Total investment income                                                                    $793,329
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                   $1,495,183
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                                6,358
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         514,455
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              375,534
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              637,600
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              209,805
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               4,030
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 262
---------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                   131
---------------------------------------------------------------------------------------------------
  Administrative fee                                                   16,713
---------------------------------------------------------------------------------------------------
  Custodian fee                                                        92,911
---------------------------------------------------------------------------------------------------
  Printing                                                            100,975
---------------------------------------------------------------------------------------------------
  Postage                                                              31,431
---------------------------------------------------------------------------------------------------
  Auditing fees                                                        35,000
---------------------------------------------------------------------------------------------------
  Legal fees                                                            9,390
---------------------------------------------------------------------------------------------------
  Registration fees                                                   102,968
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                       111,308
---------------------------------------------------------------------------------------------------
Total expenses                                                                           $3,744,054
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (16,255)
---------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (209,513)
---------------------------------------------------------------------------------------------------
Net expenses                                                                             $3,518,286
---------------------------------------------------------------------------------------------------
Net investment loss                                                                     $(2,724,957)
---------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
---------------------------------------------------------------------------------------------------
  Investment transactions                                         $13,619,430
---------------------------------------------------------------------------------------------------
  Written options transactions                                         57,911
---------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       (13,144)
---------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                   $13,664,197
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
---------------------------------------------------------------------------------------------------
  Investments                                                    $(23,012,712)
---------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                              2,578
---------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign
currency translation                                                                   $(23,010,134)
---------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and
foreign currency                                                                        $(9,345,937)
---------------------------------------------------------------------------------------------------
Decrease in net assets from operations                                                 $(12,070,894)
---------------------------------------------------------------------------------------------------

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                            2004                     2003
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss                                           $(2,724,957)             $(1,360,190)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                          13,664,197              (11,939,491)
--------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                          (23,010,134)              46,886,316
-------------------------------------------------------     -------------             ------------
Increase (decrease) in net assets from operations            $(12,070,894)             $33,586,635
-------------------------------------------------------     -------------             ------------
Net increase (decrease) in net assets from fund
share transactions                                           $(18,052,412)             $60,726,943
-------------------------------------------------------     -------------             ------------
Redemption fees                                                       $44                      $--
-------------------------------------------------------     -------------             ------------
Total increase (decrease) in net assets                      $(30,123,262)             $94,313,578
-------------------------------------------------------     -------------             ------------

NET ASSETS

At beginning of period                                       $186,973,943              $92,660,365
--------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
income of $0 and $0, respectively)                           $156,850,681             $186,973,943
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS A                                             2004                2003            2002            2001             2000
Net asset value, beginning of period               $8.30               $6.25          $10.70          $28.03           $18.34
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                          $(0.10)             $(0.07)         $(0.11)         $(0.14)          $(0.17)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency              (0.50)               2.12           (4.34)         (16.69)           14.44
--------------------------------------------      ------              ------          ------          ------           ------
Total from investment operations                  $(0.60)              $2.05          $(4.45)        $(16.83)          $14.27
--------------------------------------------      ------              ------          ------          ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                      $--                 $--             $--          $(0.18)          $(4.58)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                  --              --           (0.32)              --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                --                  --              --           (0.00)+++           --
--------------------------------------------      ------              ------          ------          ------           ------
Total distributions declared to
shareholders                                         $--                 $--             $--          $(0.50)          $(4.58)
--------------------------------------------      ------              ------          ------          ------           ------
Redemption fees added to paid-in capital#          $0.00+++              $--             $--             $--              $--
--------------------------------------------      ------              ------          ------          ------           ------
Net asset value, end of period                     $7.70               $8.30           $6.25          $10.70           $28.03
--------------------------------------------      ------              ------          ------          ------           ------
Total return (%)(+)                                (7.23)^^           32.80          (41.53)         (61.02)           87.93
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS A (CONTINUED)                                 2004                2003            2002            2001             2000
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.50                1.52            1.51            1.52             1.40
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.10)              (1.05)          (1.22)          (0.87)           (0.81)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   141                 162             210             413              294
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $75,786            $101,059         $53,142         $66,358          $57,382
-----------------------------------------------------------------------------------------------------------------------------

(S) Effective April 14, 2000, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses" which are defined as the fund's operating expenses exclusive of management, distribution and service, and certain other fees and expenses such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. Prior to April 14, 2000, the investment adviser and the distributor waived their fees.
    To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                               $(0.11)             $(0.09)         $(0.13)         $(0.14)          $(0.27)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          1.60                1.76            1.74            1.55             1.84
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.20)              (1.29)          (1.45)          (0.90)           (1.25)
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                    YEARS ENDED 8/31                               PERIOD
                                               -----------------------------------------------------------          ENDED
CLASS B                                              2004             2003            2002            2001        8/31/00*
Net asset value, beginning of period                $8.13            $6.16          $10.61          $27.95           $17.86
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.15)          $(0.11)         $(0.17)         $(0.25)          $(0.14)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                  (0.48)            2.08           (4.28)         (16.64)           10.23
--------------------------------------------       ------           ------          ------          ------           ------
Total from investment operations                   $(0.63)           $1.97          $(4.45)        $(16.89)          $10.09
--------------------------------------------       ------           ------          ------          ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                       $--              $--             $--          $(0.17)             $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --               --              --           (0.28)              --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 --               --              --           (0.00)+++           --
--------------------------------------------       ------           ------          ------          ------           ------
Total distributions declared to shareholders          $--              $--             $--          $(0.45)             $--
--------------------------------------------       ------           ------          ------          ------           ------
Redemption fees added to paid-in capital#           $0.00+++           $--             $--             $--              $--
--------------------------------------------       ------           ------          ------          ------           ------
Net asset value, end of period                      $7.50            $8.13           $6.16          $10.61           $27.95
--------------------------------------------       ------           ------          ------          ------           ------
Total return (%)                                    (7.75)^^        31.98          (41.94)         (61.28)           56.49++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                    YEARS ENDED 8/31                               PERIOD
                                               -----------------------------------------------------------          ENDED
CLASS B (CONTINUED)                                  2004             2003            2002            2001        8/31/00*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):
Expenses##                                           2.15             2.18            2.16            2.17             2.14+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.74)           (1.71)          (1.87)          (1.52)           (1.52)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    141              162             210             413              294
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $50,896          $61,353         $25,997         $44,369          $48,845
-----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses" which are defined as the fund's operating expenses exclusive of management, distribution and service, and certain other fees and expenses such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to
    Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.16)          $(0.12)         $(0.19)         $(0.25)          $(0.18)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           2.25             2.42            2.39            2.20             2.58+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.84)           (1.95)          (2.10)          (1.55)           (1.96)+
-----------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of Class B shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                    YEARS ENDED 8/31                               PERIOD
                                               -----------------------------------------------------------          ENDED
CLASS C                                              2004             2003            2002            2001        8/31/00*

Net asset value, beginning of period                $8.12            $6.16          $10.61          $27.95           $17.86
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.15)          $(0.11)         $(0.17)         $(0.25)          $(0.15)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                  (0.49)            2.07           (4.28)         (16.64)           10.24
--------------------------------------------       ------           ------          ------          ------           ------
Total from investment operations                   $(0.64)           $1.96          $(4.45)        $(16.89)          $10.09
--------------------------------------------       ------           ------          ------          ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                       $--              $--             $--          $(0.17)             $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --               --              --           (0.28)              --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 --               --              --           (0.00)+++           --
--------------------------------------------       ------           ------          ------          ------           ------
Total distributions declared to shareholders          $--              $--             $--          $(0.45)             $--
--------------------------------------------       ------           ------          ------          ------           ------
Redemption fees added to paid-in capital#           $0.00+++           $--             $--             $--              $--
--------------------------------------------       ------           ------          ------          ------           ------
Net asset value, end of period                      $7.48            $8.12           $6.16          $10.61           $27.95
--------------------------------------------       ------           ------          ------          ------           ------
Total return (%)                                    (7.88)^^        31.82          (41.94)         (61.27)           56.49++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                    YEARS ENDED 8/31                               PERIOD
                                               -----------------------------------------------------------          ENDED
CLASS C (CONTINUED)                                  2004             2003            2002            2001        8/31/00*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           2.15             2.18            2.16            2.17             2.14+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.74)           (1.71)          (1.87)          (1.52)           (1.52)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    141              162             210             413              294
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $15,367          $20,210         $10,476         $17,298          $17,410
-----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses" which are defined as the fund's operating expenses exclusive of management, distribution and service, and certain other fees and expenses such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to
    Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.16)          $(0.12)         $(0.19)         $(0.25)          $(0.19)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           2.25             2.42            2.39            2.20             2.58+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.84)           (1.95)          (2.10)          (1.55)           (1.96)+
-----------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of Class C shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               ----------------------------------------------------------------------------
CLASS I                                              2004             2003            2002            2001             2000

Net asset value, beginning of period                $8.43            $6.33          $10.79          $28.08           $18.34
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.06)          $(0.05)         $(0.08)         $(0.09)          $(0.12)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                  (0.52)            2.15           (4.38)         (16.68)           14.44
--------------------------------------------       ------           ------          ------          ------           ------
Total from investment operations                   $(0.58)           $2.10          $(4.46)        $(16.77)          $14.32
--------------------------------------------       ------           ------          ------          ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                       $--              $--             $--          $(0.19)          $(4.58)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --               --              --           (0.33)              --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 --               --              --           (0.00)+++           --
--------------------------------------------       ------           ------          ------          ------           ------
Total distributions declared to shareholders          $--              $--             $--          $(0.52)          $(4.58)
--------------------------------------------       ------           ------          ------          ------           ------
Redemption fees added to paid-in capital#           $0.00+++           $--             $--             $--              $--
--------------------------------------------       ------           ------          ------          ------           ------
Net asset value, end of period                      $7.85            $8.43           $6.33          $10.79           $28.08
--------------------------------------------       ------           ------          ------          ------           ------
Total return (%)                                    (6.88)^^        33.18          (41.33)         (60.69)           88.31
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                               ----------------------------------------------------------------------------
CLASS I (CONTINUED)                                  2004             2003            2002            2001             2000
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           1.16             1.17            1.16            1.17             1.09
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (0.70)           (0.71)          (0.87)          (0.53)           (0.57)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    141              162             210             413              294
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $13,404           $4,179          $3,045          $5,357          $11,216
-----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses" which are defined as the fund's operating expenses exclusive of management, and certain other fees and expenses such that Other
    Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.07)          $(0.06)         $(0.10)         $(0.10)          $(0.21)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.26             1.41            1.39            1.20             1.53
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (0.80)           (0.95)          (1.10)          (0.56)           (1.01)
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                     YEAR ENDED            PERIOD ENDED
CLASS R1                                                               8/31/04               8/31/03*
Net asset value, beginning of period                                   $8.28                  $6.17
------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                              $(0.10)                $(0.08)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                     (0.51)                  2.19
----------------------------------------------------------------     -------                -------
Total from investment operations                                      $(0.61)                 $2.11
----------------------------------------------------------------     -------                -------
Redemption fees added to paid-in capital#                              $0.00+++                 $--
----------------------------------------------------------------     -------                -------
Net asset value, end of period                                         $7.67                  $8.28
----------------------------------------------------------------     -------                -------
Total return (%)                                                       (7.37)^^              34.20++
------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                              1.66                   1.64+
------------------------------------------------------------------------------------------------------
Net investment loss                                                    (1.21)                 (1.22)+
------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       141                    162
------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $1,266                   $173
------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses" which are defined as the fund's operating expenses exclusive of management, distribution and service, and certain other fees and expenses such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by
    MFS under the current agreement. This agreement will terminate on the earlier of December 31,
    2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                   $(0.11)                $(0.10)
------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                              1.76                   1.88+
------------------------------------------------------------------------------------------------------
Net investment loss                                                    (1.31)                 (1.46)+
------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                   PERIOD ENDED
CLASS R2                                                             8/31/04*

Net asset value, beginning of period                                  $8.74
------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                             $(0.09)
------------------------------------------------------------------------------
  Net realized and unrealized loss on investments and
  foreign currency                                                    (0.99)
---------------------------------------------------------------------------
Total from investment operations                                     $(1.08)
---------------------------------------------------------------------------
Redemption fees added to paid-in capital#                             $0.00+++
---------------------------------------------------------------------------
Net asset value, end of period                                        $7.66
---------------------------------------------------------------------------
Total return (%)                                                     (12.36)++^^
------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             1.91+
------------------------------------------------------------------------------
Net investment loss                                                   (1.47)+
------------------------------------------------------------------------------
Portfolio turnover                                                      141
------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $132
------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses" which are defined as the fund's operating expenses exclusive of management, distribution and service, and certain other fees and expenses such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over this limitation and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.10)
------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             2.01+
------------------------------------------------------------------------------
Net investment loss                                                   (1.57)+
------------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $1,049 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $15,206 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, wash sales and capital losses.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

During the year ended August 31, 2004, accumulated net investment loss decreased by $2,724,957, accumulated net realized loss on investments and foreign currency transactions decreased by $13,144, and paid-in capital decreased by $2,738,101 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                    $(365,528,681)
          ----------------------------------------------------------
          Unrealized appreciation                          3,856,013
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration as follows:

          EXPIRATION DATE

          August 31, 2007                                $(1,836,344)
          ----------------------------------------------------------
          August 31, 2008                                 (7,671,099)
          ----------------------------------------------------------
          August 31, 2009                               (114,220,557)
          ----------------------------------------------------------
          August 31, 2010                               (162,445,817)
          ----------------------------------------------------------
          August 31, 2011                                (74,891,618)
          ----------------------------------------------------------
          August 31, 2012                                 (4,463,246)
          ----------------------------------------------------------
          Total                                        $(365,528,681)
          ----------------------------------------------------------

The availability of a portion of these respective capital loss carryforwards, which were acquired on August 22, 2003, in connection with the MFS Global Telecommunications Fund acquisition, may be limited in a given year.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's other expenses during the fund's fiscal year, and the fund paying MFS a reimbursement fee not greater than 0.40% of average daily net assets for Class A, Class B, Class C, Class I, and Class R1 and not greater than 0.65% of average daily net assets for Class R2. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. At August 31, 2004, aggregate unreimbursed expenses amounted to $59,954. The fund will not be required to reimburse MFS the $307,920 for expenses borne under a previous agreement that expired on December 31, 2003.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net decrease of $2,415 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $609 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, on July 28, 2004, MFS transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $102,085 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                    0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                   0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                   0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                             0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                            0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $16,713, equivalent to 0.0083% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,970 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2
Distribution Fee                              0.10%          0.75%          0.75%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%          0.25%          0.25%
---------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.35%          1.00%          1.00%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
August 31, 2004 amounted to:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2
Service Fee Retained by MFD                 $34,002         $1,296           $279            $--            $--
---------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2
Effective Annual Percentage Rates             0.35%          1.00%          1.00%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                          CLASS A        CLASS B        CLASS C

Contingent Deferred Sales Charges
Imposed                                    $2,521       $217,941         $4,103
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $206,850 for shareholder services which equated to 0.1032% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $88,465 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $272,951,615 and $287,952,445, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                $168,939,430
          ----------------------------------------------------------
          Gross unrealized appreciation                  $13,257,231
          ----------------------------------------------------------
          Gross unrealized depreciation                   (9,401,240)
          ----------------------------------------------------------
          Net unrealized appreciation                     $3,855,991
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Year ended 8/31/04                   Year ended 8/31/03
                                         SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES

Shares sold                               7,992,949        $70,472,191        9,448,114        $63,395,440
-----------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global
Telecommunications Fund                          --                 --        1,839,638         14,901,068
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (10,325,346)       (90,616,338)      (7,616,011)       (50,311,511)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (2,332,397)      $(20,144,147)       3,671,741        $27,984,997
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                               1,756,482        $15,095,885        3,032,467        $19,714,861
-----------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global
Telecommunications Fund                          --                 --        2,762,550         21,934,645
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (2,510,934)       (21,488,750)      (2,469,022)       (15,806,043)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (754,452)       $(6,392,865)       3,325,995        $25,843,463
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 583,813         $5,022,408          849,500         $5,510,207
-----------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global
Telecommunications Fund                          --                 --          968,256          7,678,267
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (1,018,503)        (8,740,462)      (1,031,392)        (6,564,065)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (434,690)       $(3,718,054)         786,364         $6,624,409
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                               1,423,278        $12,599,165          329,752         $2,279,072
-----------------------------------------------------------------------------------------------------------
Shares reacquired                          (211,528)        (1,856,276)        (315,329)        (2,147,421)
-----------------------------------------------------------------------------------------------------------
Net increase                              1,211,750        $10,742,889           14,423           $131,651
-----------------------------------------------------------------------------------------------------------

                                            Year ended 8/31/04                 Period ended 8/31/03*
                                         SHARES            AMOUNT            SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                                 173,130         $1,566,350           95,762           $713,389
-----------------------------------------------------------------------------------------------------------
Shares reacquired                           (28,965)          (259,610)         (74,874)          (570,966)
-----------------------------------------------------------------------------------------------------------
Net increase                                144,165         $1,306,740           20,888           $142,423
-----------------------------------------------------------------------------------------------------------

                                          Period ended 8/31/04**
                                         SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                  25,552           $219,603
-----------------------------------------------------------------------
Shares reacquired                            (8,269)           (66,578)
-----------------------------------------------------------------------
Net increase                                 17,283           $153,025
-----------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $1,018, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                   NUMBER OF           PREMIUMS
                                                   CONTRACTS           RECEIVED

Outstanding, beginning of period                          --                $--
-------------------------------------------------------------------------------
Options written                                           3             91,127
-------------------------------------------------------------------------------
Options terminated in closing transactions               (3)           (91,127)
-------------------------------------------------------------------------------
Outstanding, end of period                                --                 --
-------------------------------------------------------------------------------

At August 31, 2004, the fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) ACQUISITIONS

At close of business on August 22, 2003, the fund acquired all of the assets and liabilities of the MFS Global Telecommunications Fund. The acquisition was accomplished by a tax-free exchange of 1,839,638, 2,762,550, and 968,256 shares of Class A, Class B and Class C of the fund valued at $14,901,068, $21,934,645, and $7,678,267, respectively, for all of the assets and liabilities of MFS Global Telecommunications Fund. The Global Telecommunications Fund then converted all of its outstanding shares of the fund and distributed those shares to its shareholders. The Global Telecommunication Fund's net assets on that date amounting to $44,513,980, included $2,654,484 of unrealized appreciation, $0 of accumulated net investment income and $(201,803,373) of accumulated net realized loss in investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $181,944,611.

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of
MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S generally accepted accounting principles.

                                     /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 8, 2004

--------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
--------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts
02116.

                                                                         PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD    TRUSTEE/OFFICER         DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                 WITH FUND           SINCE(1)              THE PAST FIVE YEARS
                                                                       ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)            Trustee and        February 2004       Massachusetts Financial Services
(born 10/20/63)                 President                              Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(3)              Trustee            February 2004       Massachusetts Financial Services
(born 08/08/46)                                                        Company, Chairman (since February
                                                                       2004); Harvard Law School
                                                                       (education), John Olin Visiting
                                                                       Professor (since July 2002);
                                                                       Secretary of Economic Affairs, The
                                                                       Commonwealth of Massachusetts
                                                                       (January 2002 to December 2002);
                                                                       Fidelity Investments, Vice
                                                                       Chairman (June 2000 to December
                                                                       2001); Fidelity Management &
                                                                       Research Company (investment
                                                                       adviser), President (March 1997 to
                                                                       July 2001); The Bank of New York
                                                                       (financial services), Director;
                                                                       Bell Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Telesat (satellite
                                                                       communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair  February 1992       Private investor; Eastern
(born 05/01/36)                 of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Lawrence H. Cohn, M.D.          Trustee            August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                        Chief of Cardiac Surgery; Harvard
                                                                       Medical School, Professor of
                                                                       Surgery

David H. Gunning                Trustee            January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                        products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director; Southwest Gas
                                                                       Corporation (natural gas
                                                                       distribution company), Director

William R. Gutow                Trustee            December 1993       Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Amy B. Lane                     Trustee            January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                        Inc., Managing Director,
                                                                       Investment Banking Group (1997 to
                                                                       February 2001); Borders Group,
                                                                       Inc. (book and music retailer),
                                                                       Director; Federal Realty
                                                                       Investment Trust (real estate
                                                                       investment trust), Trustee

Lawrence T. Perera              Trustee            July 1981           Hemenway & Barnes (attorneys),
(born 06/23/35)                                                        Partner

William J. Poorvu               Trustee            August 1982         Private investor; Harvard
(born 04/10/35)                                                        University Graduate School of
                                                                       Business Administration, Class of
                                                                       1961 Adjunct Professor in
                                                                       Entrepreneurship Emeritus; CBL &
                                                                       Associates Properties, Inc. (real
                                                                       estate investment trust), Director

J. Dale Sherratt                Trustee            August 1993         Insight Resources, Inc.
(born 09/23/38)                                                        (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional    products),    Chief
                                                                       Executive Officer (until May 2001)

Elaine R. Smith                 Trustee            February 1992       Independent health care industry
(born 04/25/46)                                                        consultant

OFFICERS
Robert J. Manning(3)            President and      February 2004       Massachusetts Financial Services
(born 10/20/63)                 Trustee                                Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

James R. Bordewick, Jr.(3)      Assistant          September 1990      Massachusetts Financial Services
(born 03/06/59)                 Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel

Jeffrey N. Carp(3)              Secretary and      September 2004      Massachusetts Financial Services
(born 12/01/56)                 Clerk                                  Company, Senior Vice President,
                                                                       General Counsel and Secretary
                                                                       (since April 2004); Hale and Dorr
                                                                       LLP (law firm) (prior to April
                                                                       2004)

James F. DesMarais(3)           Assistant          September 2004      Massachusetts Financial Services
(born 03/09/61)                 Secretary and                          Company, Assistant General Counsel
                                Assistant Clerk

Stephanie A. DeSisto(3)         Assistant          May 2003            Massachusetts Financial Services
(born 10/01/53)                 Treasurer                              Company, Vice President (since
                                                                       April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice
                                                                       President (November 2002 to April
                                                                       2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice
                                                                       President (prior to November 2002)

Robert R. Flaherty(3)           Assistant          August 2000         Massachusetts Financial Services
(born 09/18/63)                 Treasurer                              Company, Vice President (since
                                                                       August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to
                                                                       August 2000)

Richard M. Hisey(3)             Treasurer          August 2002         Massachusetts Financial Services
(born 08/29/58)                                                        Company, Senior Vice President
                                                                       (since July 2002); The Bank of New
                                                                       York, Senior Vice President
                                                                       (September 2000 to July 2002);
                                                                       Lexington Global Asset Managers,
                                                                       Inc., Executive Vice President and
                                                                       Chief Financial Officer (prior to
                                                                       September 2000); Lexington Funds,
                                                                       Chief Financial Officer (prior to
                                                                       September 2000)

Brian T. Hourihan(3)            Assistant          September 2004      Massachusetts Financial Services
(born 11/11/64)                 Secretary and                          Company, Vice President, Senior
                                Assistant Clerk                        Counsel and Assistant Secretary
                                                                       (since June 2004); Affiliated
                                                                       Managers Group, Inc., Chief Legal
                                                                       Officer/Centralized Compliance
                                                                       Program (January to April 2004);
                                                                       Fidelity Research & Management
                                                                       Company, Assistant General Counsel
                                                                       (prior to January 2004)

Ellen Moynihan(3)               Assistant          April 1997          Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Vice President

Frank L. Tarantino              Independent Chief  June 2004           Tarantino LLC (provider of
(born 03/07/44)                 Compliance                             compliance services), Principal
                                Officer                                (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (February
                                                                       1997 to March 2003)

James O. Yost(3)                Assistant          September 1990      Massachusetts Financial Services
(born 06/12/60)                 Treasurer                              Company, Senior Vice President

----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

---------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                  CUSTODIAN
Massachusetts Financial Services Company            State Street Bank and Trust Company
500 Boylston Street, Boston, MA                     225 Franklin Street, Boston, MA 02110
02116-3741
                                                    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTOR                                         Ernst & Young LLP
MFS Fund Distributors, Inc.                         200 Clarendon Street, Boston, MA 02116
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGER
Daniel G. Scherman

QUARTERLY PORTFOLIO DISCLOSURE

Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the
Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's
Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

If applicable, in January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

-------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             SCT-ANN-10/04 51M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) NEW DISCOVERY FUND

[graphic omitted]

A path for pursuing opportunity

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                              9
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
EXPENSE TABLE                                     14
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          16
----------------------------------------------------
FINANCIAL STATEMENTS                              27
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     46
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            58
----------------------------------------------------
TRUSTEES AND OFFICERS                             59
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       63
----------------------------------------------------
FEDERAL TAX INFORMATION                           64
----------------------------------------------------
ASSET ALLOCATION                                  65
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Over the 12-month period ended August 31, 2004, the fund underperformed its benchmark, the Russell 2000 Growth Index, and the average small-cap growth fund as reported by Lipper Inc.

Relative to our benchmark, stock selection in the health care sector detracted considerably from relative performance over the period. Holdings that held back results included biopharmaceutical firms Neurochem and XOMA, cardiac defibrillator maker Cardiac Sciences, and Advisory Board, a provider of best practices research and analysis to the health care industry. None of those holdings, however, were among the portfolio's top 10 detractors, and Neurochem and XOMA were not positions in the fund's benchmark.

In technology, a relative overweighting in the sector hurt results as technology stocks were the worst-performing area in the benchmark over the period. To a lesser extent, stock selection in technology also detracted from relative performance. For example, our shares in Zarlink Semiconductor, a maker of semiconductor chips for telecommunications equipment, traded lower after the company cut its projections for 2004 sales. Zarlink was not a holding in the portfolio's benchmark. The fund's holding in DVD software company InterVideo dropped in price after InterVideo's main competitor announced it would give away DVD software in hopes of motivating consumers to upgrade to a paid version later. Other technology positions that lost value over the period included Powerwave Technologies, which sells components to wireless communications providers, and Dot Hill Systems, a data storage products firm. The fund's holdings in InterVideo, Powerwave, and Dot Hill were sold by period-end.

The industrial goods and services sector was another area of weakness during the one-year period. Both stock selection and an underweighting in the sector detracted from relative results.

Individual stocks in other sectors that hurt relative performance included post-secondary education firms Career Education Corp. and Corinthian Colleges, which were not holdings in the fund's benchmark, as well as WMS Industries, a manufacturer of gaming machines.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications and the autos and housing sectors helped relative results. SpectraSite, which leases signal towers and other infrastructure to wireless and broadcast companies, was the fund's strongest relative performer in the utilities and communications area. The stock was not a position in the fund's benchmark. Eagle Materials, a supplier of cement, wallboard, and other construction materials, made the strongest contribution in the autos and housing sector.

Stocks in other sectors that aided relative results over the period included information management software firm Open Text and security software firm McAfee - which were not represented in the fund's benchmark - as well as Cytyc, a developer of systems for cervical cancer screening. Cytyc's stock rose when analysts increased earnings estimates based on the introduction of new imaging equipment to screen tissue samples automatically. At period-end, Open Text was no longer a holding in the fund.

    Respectfully,

/s/ Robert A. Henderson               /s/ Camille H. Lee

    Robert A. Henderson                   Camille H. Lee
    Portfolio Manager                     Portfolio Manager

/s/ Thomas H. Wetherald

    Thomas H. Wetherald
    Portfolio Manager

Note to Shareholders: Effective July 1, 2004, Camille H. Lee and Thomas H. Wetherald became managers of the fund. Also effective July 1, 2004, Donald F. Pitcher, Jr. was no longer a manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund may charge a 2% redemption fee on proceeds from A, B, C, and I shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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
-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                            PORTFOLIO STRUCTURE
          -------------------------------------------------------
          Stocks                                            97.0%
          Cash and Other Net Assets                          3.0%

          -------------------------------------------------------
                            TOP 5 SECTOR WEIGHTINGS
          -------------------------------------------------------

          Health Care                                       25.9%
          -------------------------------------------------------
          Technology                                        18.7%
          -------------------------------------------------------
          Special Products and Services                     15.7%
          -------------------------------------------------------
          Leisure                                           10.1%
          -------------------------------------------------------
          Financial Services                                 7.4%
          -------------------------------------------------------

          -------------------------------------------------------
                               TOP TEN HOLDINGS
          -------------------------------------------------------

          GEN-PROBE INC.                                     1.6%
          -------------------------------------------------------
          CYTYC CORP.                                        1.6%
          -------------------------------------------------------
          MEDICIS PHARMACEUTICAL CORP.                       1.5%
          -------------------------------------------------------
          VENTANA MEDICAL SYSTEMS INC.                       1.4%
          -------------------------------------------------------
          STRAYER EDUCATION INC.                             1.3%
          -------------------------------------------------------
          GLOBAL PAYMENTS INC.                               1.3%
          -------------------------------------------------------
          EAGLE MATERIALS INC.                               1.1%
          -------------------------------------------------------
          KRONOS INC.                                        1.1%
          -------------------------------------------------------
          IDEXX LABORATORIES INC.                            1.1%
          -------------------------------------------------------
          ALLIANCE DATA SYSTEMS CORP.                        1.1%
          -------------------------------------------------------
Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
-------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(for the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2004. Index information is from January 1,
1997).

                                   MFS New
                               Discovery Fund --   Russell 2000
                                   Class A         Growth Index

              1/97                 $ 9,425           $10,000
              8/98                  11,718             8,396
              8/00                  28,653            16,734
              8/02                  16,493             8,054
              8/04                  18,611            11,232


TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                        Class
   Share class      inception date       1-yr      3-yr       5-yr       Life*
------------------------------------------------------------------------------
        A               1/2/97          -7.14%    -5.77%      2.79%      9.29%
------------------------------------------------------------------------------
        B              11/3/97          -7.75%    -6.37%      2.11%      8.67%
------------------------------------------------------------------------------
        C              11/3/97          -7.81%    -6.41%      2.11%      8.67%
------------------------------------------------------------------------------
        I               1/2/97          -6.80%    -5.44%      3.15%      9.67%
------------------------------------------------------------------------------
       R1              12/31/02         -7.34%    -5.84%      2.74%      9.26%
------------------------------------------------------------------------------
       R2              10/31/03         -7.49%    -5.89%      2.71%      9.23%
------------------------------------------------------------------------------
      529A             7/31/02          -7.30%    -5.91%      2.69%      9.23%
------------------------------------------------------------------------------
      529B             7/31/02          -7.99%    -6.36%      2.40%      9.02%
------------------------------------------------------------------------------
      529C             7/31/02          -7.98%    -6.39%      2.38%      9.01%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average small cap growth fund+           0.72%    -1.00%      1.09%      4.60%
------------------------------------------------------------------------------
Russell 2000 Growth Index#               3.38%     1.04%     -1.37%      1.53%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                              -12.48%    -7.61%      1.58%      8.45%
------------------------------------------------------------------------------
        B                              -11.44%    -7.32%      1.78%      8.67%
------------------------------------------------------------------------------
        C                               -8.73%    -6.41%      2.11%      8.67%
------------------------------------------------------------------------------
      529A                             -12.63%    -7.75%      1.49%      8.38%
------------------------------------------------------------------------------
      529B                             -11.67%    -7.28%      2.07%      9.02%
------------------------------------------------------------------------------
      529C                              -8.90%    -6.39%      2.38%      9.01%
------------------------------------------------------------------------------

I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               -7.14%   -16.33%     14.73%     97.47%
------------------------------------------------------------------------------
        B                               -7.75%   -17.93%     11.03%     89.00%
------------------------------------------------------------------------------
        C                               -7.81%   -18.02%     11.01%     89.11%
------------------------------------------------------------------------------
        I                               -6.80%   -15.44%     16.75%    102.79%
------------------------------------------------------------------------------
       R1                               -7.34%   -16.51%     14.47%     97.03%
------------------------------------------------------------------------------
       R2                               -7.49%   -16.64%     14.29%     96.72%
------------------------------------------------------------------------------
      529A                              -7.30%   -16.70%     14.22%     96.59%
------------------------------------------------------------------------------
      529B                              -7.99%   -17.89%     12.59%     93.79%
------------------------------------------------------------------------------
      529C                              -7.98%   -17.96%     12.48%     93.60%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2004. Index information is from
  January 1, 1997.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 2000 GROWTH INDEX - measures the performance of those companies in the Russell 2000 index with higher price to book and forecasted growth values. The Russell 2000 consists of the 2000 smallest market cap companies in the Russell 3000 index.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004 relating to MFS' revenue sharing settlement with the Securities and Exchange Commission without which the performance would have been lower.

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, (assuming redemption within one year from the end of the calendar month of purchase) reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected the performance for Class 529 shares would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in small, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM
MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                     Expenses
                                                                   Paid During
                         Annualized    Beginning      Ending         Period**
                           Expense   Account Value Account Value*   3/01/04-
                            Ratio       3/01/04       8/31/04       8/31/04
-------------------------------------------------------------------------------
        Actual              1.50%     $1,000           $841            $6.96
 A    -------------------------------------------------------------------------
        Hypothetical        1.50%     $1,000          $1,017           $7.63
-------------------------------------------------------------------------------
        Actual              2.14%     $1,000           $838            $9.91
 B    -------------------------------------------------------------------------
        Hypothetical        2.14%     $1,000          $1,014           $10.86
-------------------------------------------------------------------------------
        Actual              2.14%     $1,000           $838            $9.91
 C    -------------------------------------------------------------------------
        Hypothetical        2.14%     $1,000          $1,014           $10.86
-------------------------------------------------------------------------------
        Actual              1.15%     $1,000           $843            $5.34
 I    -------------------------------------------------------------------------
        Hypothetical        1.15%     $1,000          $1,019           $5.85
-------------------------------------------------------------------------------
        Actual              1.64%     $1,000           $840            $7.61
 R1   -------------------------------------------------------------------------
        Hypothetical        1.64%     $1,000          $1,017           $8.34
-------------------------------------------------------------------------------
        Actual              1.72%     $1,000           $838            $7.97
 R2   -------------------------------------------------------------------------
        Hypothetical        1.72%     $1,000          $1,016           $8.74
-------------------------------------------------------------------------------
        Actual              1.74%     $1,000           $840            $8.07
529A  -------------------------------------------------------------------------
        Hypothetical        1.74%     $1,000          $1,016           $8.84
-------------------------------------------------------------------------------
        Actual              2.39%     $1,000           $837            $11.07
529B  -------------------------------------------------------------------------
        Hypothetical        2.39%     $1,000          $1,013           $12.13
-------------------------------------------------------------------------------
        Actual              2.39%     $1,000           $837            $11.07
529C  -------------------------------------------------------------------------
        Hypothetical        2.39%     $1,000          $1,013           $12.13
-------------------------------------------------------------------------------
 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 92.7%
-------------------------------------------------------------------------------------------------
Aerospace - 0.8%
-------------------------------------------------------------------------------------------------
Esterline Technologies Corp.*^                                         78,700          $2,497,151
-------------------------------------------------------------------------------------------------
Hexcel Corp.*^                                                        120,100           1,578,114
-------------------------------------------------------------------------------------------------
KVH Industries, Inc.*^                                                546,100           4,259,580
-------------------------------------------------------------------------------------------------
Teledyne Technologies, Inc.*^                                          54,400           1,313,760
-------------------------------------------------------------------------------------------------
                                                                                       $9,648,605
-------------------------------------------------------------------------------------------------
Apparel Manufacturers - 2.3%
-------------------------------------------------------------------------------------------------
Carter's, Inc.*^                                                       48,210          $1,347,952
-------------------------------------------------------------------------------------------------
Kellwood Co.^                                                         356,300          13,004,950
-------------------------------------------------------------------------------------------------
Quiksilver, Inc.*^                                                    179,100           3,895,425
-------------------------------------------------------------------------------------------------
Reebok International Ltd.^                                             98,900           3,359,633
-------------------------------------------------------------------------------------------------
Timberland Co., "A"*                                                   79,300           4,428,905
-------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.^                                            84,400           2,035,728
-------------------------------------------------------------------------------------------------
                                                                                      $28,072,593
-------------------------------------------------------------------------------------------------
Automotive - 0.4%
-------------------------------------------------------------------------------------------------
CLARCOR, Inc.^                                                        106,000          $4,695,800
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 6.9%
-------------------------------------------------------------------------------------------------
Alabama National BanCorporation^                                       32,309          $1,930,786
-------------------------------------------------------------------------------------------------
Bank Mutual Corp.^                                                    180,800           2,062,928
-------------------------------------------------------------------------------------------------
BankUnited Financial Corp., "A"*                                      199,600           5,644,688
-------------------------------------------------------------------------------------------------
Cathay General Bancorp, Inc.^                                          73,600           5,127,712
-------------------------------------------------------------------------------------------------
Collegiate Funding Services, Inc.*                                    228,568           3,017,098
-------------------------------------------------------------------------------------------------
East West Bancorp, Inc.^                                              172,600           6,253,298
-------------------------------------------------------------------------------------------------
First BanCorp Puerto Rico                                              58,300           2,679,468
-------------------------------------------------------------------------------------------------
Glacier Bancorp, Inc.^                                                 20,100             566,418
-------------------------------------------------------------------------------------------------
Hanmi Financial Corp.^                                                 29,900             959,192
-------------------------------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.^                                      130,700           4,088,296
-------------------------------------------------------------------------------------------------
Investors Financial Services Corp.^                                   148,300           6,878,154
-------------------------------------------------------------------------------------------------
Nara Bancorp, Inc.^                                                   220,300           4,498,526
-------------------------------------------------------------------------------------------------
Nelnet, Inc.*                                                          32,600             761,862
-------------------------------------------------------------------------------------------------
NetBank, Inc.^                                                        465,756           4,955,644
-------------------------------------------------------------------------------------------------
NewAlliance Bancshares, Inc.                                          674,900           9,246,130
-------------------------------------------------------------------------------------------------
Partners Trust Financial Group, Inc.*^                                515,357           5,158,724
-------------------------------------------------------------------------------------------------
Placer Sierra Bancshares*                                              96,500           1,886,575
-------------------------------------------------------------------------------------------------
Provident Financial Services, Inc.                                    116,100           2,073,546
-------------------------------------------------------------------------------------------------
QC Holdings, Inc.*^                                                   117,500           1,637,950
-------------------------------------------------------------------------------------------------
Rainier Pacific Financial Group, Inc.^                                 41,300             757,855
-------------------------------------------------------------------------------------------------
Southwest Bancorp, Inc.^                                              124,100           2,616,028
-------------------------------------------------------------------------------------------------
UCBH Holdings, Inc.                                                   199,400           8,005,910
-------------------------------------------------------------------------------------------------
Wilshire State Bank*                                                   13,800             454,158
-------------------------------------------------------------------------------------------------
Wintrust Financial Corp.^                                              74,600           4,094,048
-------------------------------------------------------------------------------------------------
                                                                                      $85,354,994
-------------------------------------------------------------------------------------------------
Biotechnology - 7.1%
-------------------------------------------------------------------------------------------------
Bruker BioSciences Corp.*^                                            757,100          $2,702,847
-------------------------------------------------------------------------------------------------
Corgentech, Inc.*^                                                     77,470           1,045,070
-------------------------------------------------------------------------------------------------
CryoLife, Inc.*^                                                      297,100           1,839,049
-------------------------------------------------------------------------------------------------
CV Therapeutics, Inc.*^                                               799,400          10,256,302
-------------------------------------------------------------------------------------------------
Cypress Bioscience, Inc.*^                                            504,450           5,195,835
-------------------------------------------------------------------------------------------------
Dyax Corp.*^                                                           60,700             481,958
-------------------------------------------------------------------------------------------------
Encysive Pharmaceuticals, Inc.*^                                      900,200           7,111,580
-------------------------------------------------------------------------------------------------
Gen-Probe, Inc.*^                                                     548,600          19,804,460
-------------------------------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc.*^                                      508,500           5,659,605
-------------------------------------------------------------------------------------------------
Kosan Biosciences, Inc.*^                                              60,800             393,984
-------------------------------------------------------------------------------------------------
Ligand Pharmaceuticals, Inc., "B"*^                                   190,000           1,867,700
-------------------------------------------------------------------------------------------------
MannKind Corp.*^                                                      440,230           6,141,209
-------------------------------------------------------------------------------------------------
Martek Biosciences Corp.*^                                             76,100           4,063,740
-------------------------------------------------------------------------------------------------
NeoPharm, Inc.*^                                                       63,100             357,777
-------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.*^                                        144,500           7,191,765
-------------------------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.*^                                           30,700           1,140,198
-------------------------------------------------------------------------------------------------
Pharmos Corp.*^                                                       549,000           1,740,330
-------------------------------------------------------------------------------------------------
Renovis, Inc.*^                                                       118,200             957,420
-------------------------------------------------------------------------------------------------
Serologicals Corp.*^                                                   96,500           2,020,710
-------------------------------------------------------------------------------------------------
Vicuron Pharmaceuticals, Inc.*^                                       535,500           8,000,370
-------------------------------------------------------------------------------------------------
                                                                                      $87,971,909
-------------------------------------------------------------------------------------------------

Broadcast & Cable TV - 4.8%
-------------------------------------------------------------------------------------------------
ADVO, Inc.^                                                           389,900         $11,533,242
-------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*^                                          384,700           5,539,680
-------------------------------------------------------------------------------------------------
Cox Radio, Inc., "A"*^                                                366,300           6,157,503
-------------------------------------------------------------------------------------------------
Entercom Communications Corp., "A"*                                   171,700           6,473,090
-------------------------------------------------------------------------------------------------
Greenfield Online, Inc.*^                                             190,000           3,934,900
-------------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.*^                                        297,554           4,332,386
-------------------------------------------------------------------------------------------------
R.H. Donnelley Corp.*^                                                259,332          12,045,971
-------------------------------------------------------------------------------------------------
Radio One, Inc., "A"*                                                 431,800           6,765,874
-------------------------------------------------------------------------------------------------
Saga Communications, Inc., "A"*^                                      135,800           2,437,610
-------------------------------------------------------------------------------------------------
                                                                                      $59,220,256
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.2%
-------------------------------------------------------------------------------------------------
Archipelago Holdings, Inc.*^                                          114,370          $1,704,113
-------------------------------------------------------------------------------------------------
First Albany Cos., Inc.^                                               72,600             633,072
-------------------------------------------------------------------------------------------------
                                                                                       $2,337,185
-------------------------------------------------------------------------------------------------
Business Services - 11.8%
-------------------------------------------------------------------------------------------------
Alliance Data Systems Corp.*^                                         363,800         $13,897,160
-------------------------------------------------------------------------------------------------
aQuantive, Inc.*^                                                     322,700           2,794,582
-------------------------------------------------------------------------------------------------
Asset Acceptance Capital Corp.*^                                       87,000           1,525,110
-------------------------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc.*^                              157,800           7,809,522
-------------------------------------------------------------------------------------------------
CACI International, Inc.*^                                            155,400           7,566,426
-------------------------------------------------------------------------------------------------
CDI Corp.^                                                            162,100           3,404,100
-------------------------------------------------------------------------------------------------
Charles River Associates, Inc.*^                                       89,090           2,686,064
-------------------------------------------------------------------------------------------------
Corporate Executive Board Co.^                                        206,700          12,166,362
-------------------------------------------------------------------------------------------------
CoStar Group, Inc.*^                                                  282,700          11,955,383
-------------------------------------------------------------------------------------------------
Digitas, Inc.*^                                                       521,430           3,728,225
-------------------------------------------------------------------------------------------------
Euronet Worldwide, Inc.*^                                              63,300           1,111,548
-------------------------------------------------------------------------------------------------
Getty Images, Inc.*^                                                  170,220           9,438,699
-------------------------------------------------------------------------------------------------
Gevity HR, Inc.^                                                      154,390           2,754,318
-------------------------------------------------------------------------------------------------
Global Payments, Inc.                                                 372,149          16,508,530
-------------------------------------------------------------------------------------------------
Harris Interactive, Inc.*^                                          1,693,700          10,111,389
-------------------------------------------------------------------------------------------------
Labor Ready, Inc.*^                                                   243,100           3,012,009
-------------------------------------------------------------------------------------------------
Laureate Education, Inc.*^                                             33,000           1,128,270
-------------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., "A"^                                 171,220           5,319,805
-------------------------------------------------------------------------------------------------
Navigant Consulting Co.*^                                              91,600           1,755,972
-------------------------------------------------------------------------------------------------
SCP Pool Corp.^                                                        53,800           2,269,822
-------------------------------------------------------------------------------------------------
SIRVA, Inc.*                                                          109,580           2,320,904
-------------------------------------------------------------------------------------------------
Ultimate Software Group, Inc.*^                                       722,700           8,253,234
-------------------------------------------------------------------------------------------------
Universal Technical Institute, Inc.*^                                 473,040          12,951,835
-------------------------------------------------------------------------------------------------
ValueClick, Inc.*^                                                    217,500           1,572,525
-------------------------------------------------------------------------------------------------
                                                                                     $146,041,794
-------------------------------------------------------------------------------------------------
Chemicals - 0.1%
-------------------------------------------------------------------------------------------------
Terra Industries, Inc.*^                                              164,300          $1,232,250
-------------------------------------------------------------------------------------------------

Computer Software - 7.2%
-------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*^                                           610,900          $8,216,605
-------------------------------------------------------------------------------------------------
Altiris, Inc.*^                                                       157,900           3,746,967
-------------------------------------------------------------------------------------------------
ANSYS, Inc.*                                                           70,200           3,166,020
-------------------------------------------------------------------------------------------------
Ascential Software Corp.*^                                            765,100           9,915,696
-------------------------------------------------------------------------------------------------
Blackboard, Inc.*^                                                     86,465           1,740,540
-------------------------------------------------------------------------------------------------
Kronos, Inc.*^                                                        329,650          14,102,427
-------------------------------------------------------------------------------------------------
Macromedia, Inc.*^                                                    100,300           1,943,814
-------------------------------------------------------------------------------------------------
Magma Design Automation, Inc.*^                                       131,900           2,176,350
-------------------------------------------------------------------------------------------------
Manhattan Associates, Inc.*^                                          385,000           8,985,900
-------------------------------------------------------------------------------------------------
McAfee, Inc.*                                                         323,700           6,402,786
-------------------------------------------------------------------------------------------------
MicroStrategy, Inc.*^                                                 135,000           4,672,350
-------------------------------------------------------------------------------------------------
NAVTEQ Corp.*^                                                        156,980           5,161,502
-------------------------------------------------------------------------------------------------
Open Solutions, Inc.*^                                                213,200           4,916,392
-------------------------------------------------------------------------------------------------
Progress Software Corp.*^                                             125,100           2,519,514
-------------------------------------------------------------------------------------------------
SafeNet, Inc.*^                                                        49,900           1,419,655
-------------------------------------------------------------------------------------------------
SERENA Software, Inc.*^                                               566,200           8,861,030
-------------------------------------------------------------------------------------------------
SupportSoft, Inc.*                                                    158,100           1,598,391
-------------------------------------------------------------------------------------------------
                                                                                      $89,545,939
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.9%
-------------------------------------------------------------------------------------------------
MICROS Systems, Inc.*^                                                 49,600          $2,308,384
-------------------------------------------------------------------------------------------------
National Instruments Corp.^                                           292,600           7,628,082
-------------------------------------------------------------------------------------------------
SS&C Technologies, Inc.^                                               97,500           1,600,950
-------------------------------------------------------------------------------------------------
                                                                                      $11,537,416
-------------------------------------------------------------------------------------------------

Construction - 1.6%
-------------------------------------------------------------------------------------------------
Eagle Materials, Inc.^                                                218,600         $14,189,326
-------------------------------------------------------------------------------------------------
Florida Rock Industries, Inc.^                                         71,200           3,239,600
-------------------------------------------------------------------------------------------------
Simpson Manufacturing, Inc.^                                           39,800           2,248,700
-------------------------------------------------------------------------------------------------
                                                                                      $19,677,626
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 4.1%
-------------------------------------------------------------------------------------------------
Ace Cash Express, Inc.*^                                              126,200          $3,452,832
-------------------------------------------------------------------------------------------------
Career Education Corp.*^                                              237,800           7,333,752
-------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*^                                           334,907           3,807,893
-------------------------------------------------------------------------------------------------
Education Management Corp.*^                                          102,900           2,990,274
-------------------------------------------------------------------------------------------------
First Marblehead Corp.^                                               137,950           5,706,992
-------------------------------------------------------------------------------------------------
Nu Skin Enterprises, Inc.^                                             65,000           1,678,300
-------------------------------------------------------------------------------------------------
Rayovac Corp.*^                                                        73,100           1,680,569
-------------------------------------------------------------------------------------------------
RC2 Corp.*                                                             65,800           2,079,938
-------------------------------------------------------------------------------------------------
Strayer Education, Inc.^                                              159,900          16,629,600
-------------------------------------------------------------------------------------------------
Yankee Candle Co.*                                                    179,100           4,855,401
-------------------------------------------------------------------------------------------------
                                                                                      $50,215,551
-------------------------------------------------------------------------------------------------
Electrical Equipment - 0.7%
-------------------------------------------------------------------------------------------------
Brady Corp.^                                                           15,100            $664,853
-------------------------------------------------------------------------------------------------
CUNO, Inc.*^                                                           39,400           2,241,072
-------------------------------------------------------------------------------------------------
Dionex Corp.*^                                                         34,600           1,593,676
-------------------------------------------------------------------------------------------------
Littelfuse, Inc.*^                                                    109,900           4,002,558
-------------------------------------------------------------------------------------------------
                                                                                       $8,502,159
-------------------------------------------------------------------------------------------------
Electronics - 6.2%
-------------------------------------------------------------------------------------------------
American Superconductor Corp.*^                                       798,032          $9,536,482
-------------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                  147,900           4,445,874
-------------------------------------------------------------------------------------------------
Applied Films Corp.*^                                                 523,900          10,425,610
-------------------------------------------------------------------------------------------------
Bel Fuse, Inc.^                                                        57,800           2,188,886
-------------------------------------------------------------------------------------------------
Cymer, Inc.*^                                                         149,600           3,997,312
-------------------------------------------------------------------------------------------------
DSP Group, Inc.*^                                                     594,934          11,309,695
-------------------------------------------------------------------------------------------------
Exar Corp.*^                                                          119,700           1,650,663
-------------------------------------------------------------------------------------------------
Excel Technology, Inc.*^                                              105,500           2,610,070
-------------------------------------------------------------------------------------------------
FARO Technologies, Inc.*^                                              18,200             374,374
-------------------------------------------------------------------------------------------------
Hutchinson Technology, Inc.*^                                          14,100             342,912
-------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*^                                    432,400           9,504,152
-------------------------------------------------------------------------------------------------
Metrologic Instruments, Inc.*^                                        131,900           1,898,041
-------------------------------------------------------------------------------------------------
MKS Instruments, Inc.*^                                               170,700           2,294,208
-------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*^                                                    733,700           6,852,758
-------------------------------------------------------------------------------------------------
Power Integrations, Inc.*^                                            419,100           8,415,528
-------------------------------------------------------------------------------------------------
Silicon Image, Inc.*^                                                  23,150             254,650
-------------------------------------------------------------------------------------------------
                                                                                      $76,101,215
-------------------------------------------------------------------------------------------------
Energy - Independent - 0%
-------------------------------------------------------------------------------------------------
Woodward Governor Co.                                                   1,100             $64,680
-------------------------------------------------------------------------------------------------

Engineering - Construction - 0.3%
-------------------------------------------------------------------------------------------------
InfraSource Services, Inc.*^                                          382,600          $3,408,966
-------------------------------------------------------------------------------------------------

Food & Drug Stores - 0.1%
-------------------------------------------------------------------------------------------------
Wild Oats Markets, Inc.*^                                             181,500          $1,602,645
-------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 0.3%
-------------------------------------------------------------------------------------------------
United Natural Foods, Inc.*^                                          126,500          $3,132,140
-------------------------------------------------------------------------------------------------

Furniture & Appliances - 0.2%
-------------------------------------------------------------------------------------------------
Toro Co.                                                               39,200          $2,554,664
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 1.7%
-------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc.^                                               20,200            $550,046
-------------------------------------------------------------------------------------------------
Aztar Corp.*^                                                         194,300           4,830,298
-------------------------------------------------------------------------------------------------
Gaylord Entertainment Co.*^                                            74,960           2,176,838
-------------------------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.*^                                         69,400             860,560
-------------------------------------------------------------------------------------------------
WMS Industries, Inc.*^                                                594,900          12,022,929
-------------------------------------------------------------------------------------------------
                                                                                      $20,440,671
-------------------------------------------------------------------------------------------------
General Merchandise - 0.6%
-------------------------------------------------------------------------------------------------
99 Cents Only Stores*^                                                389,000          $5,037,550
-------------------------------------------------------------------------------------------------
Fred's, Inc., "A"^                                                    196,500           2,733,315
-------------------------------------------------------------------------------------------------
                                                                                       $7,770,865
-------------------------------------------------------------------------------------------------

Health Maintenance Organizations - 0.6%
-------------------------------------------------------------------------------------------------
AMERIGROUP Corp.*^                                                     41,000          $2,104,940
-------------------------------------------------------------------------------------------------
Molina Healthcare, Inc.*^                                              28,300             939,560
-------------------------------------------------------------------------------------------------
Sierra Health Services, Inc.*^                                         44,000           1,897,280
-------------------------------------------------------------------------------------------------
Wellcare Group, Inc.^                                                 108,236           1,975,307
-------------------------------------------------------------------------------------------------
                                                                                       $6,917,087
-------------------------------------------------------------------------------------------------
Internet - 1.4%
-------------------------------------------------------------------------------------------------
Digital River, Inc.*^                                                 428,510         $10,314,236
-------------------------------------------------------------------------------------------------
InfoSpace, Inc.*^                                                     196,500           7,467,000
-------------------------------------------------------------------------------------------------
                                                                                      $17,781,236
-------------------------------------------------------------------------------------------------
Leisure & Toys - 0.8%
-------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.*^                                 208,400          $6,825,100
-------------------------------------------------------------------------------------------------
THQ, Inc.*^                                                           135,000           2,563,650
-------------------------------------------------------------------------------------------------
                                                                                       $9,388,750
-------------------------------------------------------------------------------------------------
Machinery & Tools - 1.8%
-------------------------------------------------------------------------------------------------
Actuant Corp.*^                                                        46,700          $1,767,128
-------------------------------------------------------------------------------------------------
Bucyrus International, Inc.*^                                         105,400           2,785,722
-------------------------------------------------------------------------------------------------
Cognex Corp.^                                                         350,000           9,369,500
-------------------------------------------------------------------------------------------------
IDEX Corp.^                                                            76,700           2,356,224
-------------------------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.^                                       52,700           1,584,162
-------------------------------------------------------------------------------------------------
Nordson Corp.                                                          41,500           1,423,035
-------------------------------------------------------------------------------------------------
Terex Corp.*^                                                          42,600           1,539,138
-------------------------------------------------------------------------------------------------
Wabash National Corp.*^                                                61,500           1,631,595
-------------------------------------------------------------------------------------------------
                                                                                      $22,456,504
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 3.7%
-------------------------------------------------------------------------------------------------
Advisory Board Co.*^                                                  279,400          $8,957,564
-------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*^                                        429,325          12,124,138
-------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*^                               104,600           5,959,062
-------------------------------------------------------------------------------------------------
LCA-Vision, Inc.^                                                      25,000             589,500
-------------------------------------------------------------------------------------------------
LifePoint Hospitals, Inc.*^                                           221,500           6,399,135
-------------------------------------------------------------------------------------------------
Omnicell, Inc.*^                                                      814,236           9,990,676
-------------------------------------------------------------------------------------------------
Symbion, Inc.*^                                                        92,930           1,502,678
-------------------------------------------------------------------------------------------------
                                                                                      $45,522,753
-------------------------------------------------------------------------------------------------

Medical Equipment - 10.9%
-------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc.*^                                        32,400          $1,205,928
-------------------------------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc.*^                              191,386           5,611,438
-------------------------------------------------------------------------------------------------
Aspect Medical Systems, Inc.*^                                        832,245          13,315,920
-------------------------------------------------------------------------------------------------
Conceptus, Inc.*^                                                     468,000           4,319,640
-------------------------------------------------------------------------------------------------
Conceptus, Inc.*^   ##                                                238,000           2,196,740
-------------------------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.*^                                         472,900           4,440,531
-------------------------------------------------------------------------------------------------
Cyberonics, Inc.*^                                                    246,800           4,225,216
-------------------------------------------------------------------------------------------------
Cytyc Corp.*^                                                         825,725          19,784,368
-------------------------------------------------------------------------------------------------
EPIX Medical, Inc.*^                                                  126,400           2,509,040
-------------------------------------------------------------------------------------------------
IDEXX Laboratories, Inc.*                                             285,565          13,909,871
-------------------------------------------------------------------------------------------------
Integra LifeSciences Holdings Corp.*^                                  91,100           2,721,157
-------------------------------------------------------------------------------------------------
Invitrogen Corp.*^                                                    112,600           5,573,700
-------------------------------------------------------------------------------------------------
Kensey Nash Corp.*^                                                    93,600           2,676,024
-------------------------------------------------------------------------------------------------
Millipore Corp.*                                                      146,400           7,363,920
-------------------------------------------------------------------------------------------------
Nektar Therapeutics*^                                                 342,400           4,362,176
-------------------------------------------------------------------------------------------------
Penwest Pharmaceuticals Co.*^                                         469,600           5,052,896
-------------------------------------------------------------------------------------------------
PolyMedica Corp.^                                                      60,900           1,851,969
-------------------------------------------------------------------------------------------------
Sybron Dental Specialties, Inc.*                                       63,900           1,781,532
-------------------------------------------------------------------------------------------------
Thoratec Corp.*^                                                      836,800           8,217,376
-------------------------------------------------------------------------------------------------
Ventana Medical Systems, Inc.*^                                       361,100          17,581,959
-------------------------------------------------------------------------------------------------
Viasys Healthcare, Inc.*^                                             382,400           5,563,920
-------------------------------------------------------------------------------------------------
                                                                                     $134,265,321
-------------------------------------------------------------------------------------------------
Metals & Mining - 0.4%
-------------------------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                          149,500          $2,812,095
-------------------------------------------------------------------------------------------------
Compass Minerals International, Inc.^                                  95,600           2,052,532
-------------------------------------------------------------------------------------------------
                                                                                       $4,864,627
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 2.5%
-------------------------------------------------------------------------------------------------
AtheroGenics, Inc.*^                                                  107,200          $1,799,888
-------------------------------------------------------------------------------------------------
Connetics Corp.*                                                      109,500           2,808,675
-------------------------------------------------------------------------------------------------
Corcept Therapeutics, Inc.*^                                          161,070           1,309,499
-------------------------------------------------------------------------------------------------
Inspire Pharmaceuticals, Inc.*^                                       410,200           5,927,390
-------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., "A"^                                    520,300          19,053,386
-------------------------------------------------------------------------------------------------
                                                                                      $30,898,838
-------------------------------------------------------------------------------------------------

Printing & Publishing - 0.3%
-------------------------------------------------------------------------------------------------
Playboy Enterprises, Inc.*^                                           435,900          $3,962,331
-------------------------------------------------------------------------------------------------

Real Estate Investment Trusts - 0.3%
-------------------------------------------------------------------------------------------------
CB Richard Ellis Group, Inc.*                                         206,050          $4,015,915
-------------------------------------------------------------------------------------------------

Restaurants - 2.5%
-------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.*^                                            237,800          $9,840,164
-------------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.*^                                     327,500          13,728,800
-------------------------------------------------------------------------------------------------
Rare Hospitality International, Inc.*                                 117,600           3,179,904
-------------------------------------------------------------------------------------------------
Sonic Corp.*^                                                         174,500           3,900,075
-------------------------------------------------------------------------------------------------
                                                                                      $30,648,943
-------------------------------------------------------------------------------------------------
Special Products & Services - 0.3%
-------------------------------------------------------------------------------------------------
Ceradyne, Inc.*^                                                       39,774          $1,548,402
-------------------------------------------------------------------------------------------------
Mine Safety Appliances Co.^                                            55,400           2,189,962
-------------------------------------------------------------------------------------------------
                                                                                       $3,738,364
-------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.3%
-------------------------------------------------------------------------------------------------
Airgas, Inc.^                                                         152,700          $3,397,575
-------------------------------------------------------------------------------------------------
Cytec Industries, Inc.^                                                58,300           2,812,392
-------------------------------------------------------------------------------------------------
Delta & Pine Land Co.^                                                288,255           7,324,560
-------------------------------------------------------------------------------------------------
Georgia Gulf Corp.^                                                    78,400           2,975,280
-------------------------------------------------------------------------------------------------
                                                                                      $16,509,807
-------------------------------------------------------------------------------------------------
Specialty Stores - 3.9%
-------------------------------------------------------------------------------------------------
1-800-Flowers.com, Inc., "A"*^                                        778,000          $5,788,320
-------------------------------------------------------------------------------------------------
A.C. Moore Arts & Crafts, Inc.*^                                       62,700           1,274,691
-------------------------------------------------------------------------------------------------
Coldwater Creek, Inc.*^                                               282,900           5,691,948
-------------------------------------------------------------------------------------------------
Finish Line, Inc., "A"^                                               170,900           4,957,809
-------------------------------------------------------------------------------------------------
PETCO Animal Supplies, Inc.*                                           93,225           3,087,612
-------------------------------------------------------------------------------------------------
Regis Corp.                                                           215,050           8,801,997
-------------------------------------------------------------------------------------------------
Tractor Supply Co.*^                                                   60,500           2,106,610
-------------------------------------------------------------------------------------------------
Tuesday Morning Corp.*^                                               178,900           5,560,212
-------------------------------------------------------------------------------------------------
Urban Outfitters, Inc.*^                                              122,200           3,708,770
-------------------------------------------------------------------------------------------------
West Marine, Inc.*^                                                   373,100           6,749,379
-------------------------------------------------------------------------------------------------
                                                                                      $47,727,348
-------------------------------------------------------------------------------------------------

Telecommunications - Wireless - 1.6%
-------------------------------------------------------------------------------------------------
Alamosa Holdings, Inc.*^                                              192,680          $1,579,976
-------------------------------------------------------------------------------------------------
Andrew Corp.*^                                                        491,300           5,448,517
-------------------------------------------------------------------------------------------------
SpectraSite, Inc.*^                                                   280,400          12,601,176
-------------------------------------------------------------------------------------------------
                                                                                      $19,629,669
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 1.3%
-------------------------------------------------------------------------------------------------
Carrier Access Corp.*^                                                115,500            $795,795
-------------------------------------------------------------------------------------------------
CommScope, Inc.*^                                                      31,400             623,918
-------------------------------------------------------------------------------------------------
F5 Networks, Inc.*^                                                   172,600           4,240,782
-------------------------------------------------------------------------------------------------
Harmonic, Inc.*^                                                      241,700           1,433,281
-------------------------------------------------------------------------------------------------
NMS Communications Corp.*^                                            127,800             613,440
-------------------------------------------------------------------------------------------------
Openwave Systems, Inc.*^                                              363,333           3,386,264
-------------------------------------------------------------------------------------------------
Tekelec*^                                                             201,600           3,683,232
-------------------------------------------------------------------------------------------------
ViaSat, Inc.*^                                                         64,500           1,278,390
-------------------------------------------------------------------------------------------------
                                                                                      $16,055,102
-------------------------------------------------------------------------------------------------
Trucking - 0.8%
-------------------------------------------------------------------------------------------------
Arkansas Best Corp.^                                                   60,000          $2,067,000
-------------------------------------------------------------------------------------------------
EGL, Inc.*^                                                            51,600           1,250,268
-------------------------------------------------------------------------------------------------
Landstar Systems, Inc.*^                                               46,100           2,419,328
-------------------------------------------------------------------------------------------------
UTI Worldwide, Inc.^                                                   46,200           2,370,060
-------------------------------------------------------------------------------------------------
Yellow Roadway Corp.*^                                                 59,300           2,433,672
-------------------------------------------------------------------------------------------------
                                                                                      $10,540,328
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $1,144,052,846
-------------------------------------------------------------------------------------------------

Foreign Stocks - 4.3%
-------------------------------------------------------------------------------------------------
Canada - 2.9%
-------------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)*                                 237,100          $7,501,844
-------------------------------------------------------------------------------------------------
Axcan Pharma, Inc. (Pharmaceuticals)*^                                 91,000           1,607,970
-------------------------------------------------------------------------------------------------
Fairmont Hotels Resorts, Inc. (Gaming & Lodging)^                      37,600           1,014,824
-------------------------------------------------------------------------------------------------
Meridian Gold, Inc. (Precious Metals & Minerals)*^                    321,800           4,222,016
-------------------------------------------------------------------------------------------------
Neurochem, Inc. (Biotechnology)*^                                     470,300           6,772,320
-------------------------------------------------------------------------------------------------
Vasogen, Inc. (Biotechnology)*^                                     1,571,700           7,072,650
-------------------------------------------------------------------------------------------------
Zarlink Semiconductor, Inc. (Electronics)*^                         2,571,100           7,456,190
-------------------------------------------------------------------------------------------------
                                                                                      $35,647,814
-------------------------------------------------------------------------------------------------
Ireland - 0.4%
-------------------------------------------------------------------------------------------------
SkillSoft PLC, ADR*^                                                  819,500          $5,089,095
-------------------------------------------------------------------------------------------------
Israel - 1.0%
-------------------------------------------------------------------------------------------------
AudioCodes Ltd. (Telecommunications - Wireline)*                      412,000          $4,667,960
-------------------------------------------------------------------------------------------------
PowerDsine Ltd. (Electronics)*                                        469,900           4,802,378
-------------------------------------------------------------------------------------------------
Retalix Ltd. (Computer Software)*^                                    173,603           3,246,376
-------------------------------------------------------------------------------------------------
                                                                                      $12,716,714
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $53,453,623
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,227,683,641)                                     $1,197,506,469
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.6%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57% due 9/01/04,
at Amortized Cost                                                  $7,650,000          $7,650,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 23.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                   292,129,014        $292,129,014
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.4%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/1/04, total
to be received $17,579,767 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                          $17,579,000         $17,579,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,545,041,655)                                $1,514,864,483
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (22.7)%                                             (279,889,711)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,234,974,772
-------------------------------------------------------------------------------------------------
 * Non-income producing security.
 ^ All or a portion of this security is on loan.
## SEC Rule 144A restriction.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $298,678,730 of
Investments, at value, including $284,711,820 of
securities on loan (identified cost, $1,545,041,655)          $1,514,864,483
-----------------------------------------------------------------------------------------------------
Cash                                                                 116,862
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   23,197,126
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    1,137,031
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    162,116
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                 171,376
-----------------------------------------------------------------------------------------------------
Other assets                                                             724
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,539,649,718
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                 $5,430,448
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 6,494,421
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       292,129,014
-----------------------------------------------------------------------------------------------------
Payable to affiliates

------------------------------------------------------------------------------
  Management fee                                                      30,414
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        265,685
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        15,899
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     159
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      6
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               3
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               308,897
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $304,674,946
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,234,974,772
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $1,684,943,581
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on investments                           (30,177,172)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (419,777,931)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                      (13,706)
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,234,974,772
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  91,860,111
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $824,708,240
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              60,969,974
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $13.53
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$13.53)                                                  $14.36
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $231,653,368
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              17,699,304
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.09
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $67,101,467
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               5,120,490
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.10
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $103,031,374
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               7,440,986
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $13.85
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $7,262,391
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 537,995
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $13.50
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $453,530
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               33,657.34
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $13.47
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                        $389,877
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               28,954.67
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $13.47
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$13.47)                                                  $14.29
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $134,733
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  10,348
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.02
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $239,792
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  18,402
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.03
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C,
Class 529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $3,403,864
-----------------------------------------------------------------------------------------------------
  Income on securities loaned                                         810,216
-----------------------------------------------------------------------------------------------------
  Interest                                                            374,440
-----------------------------------------------------------------------------------------------------
  Other#                                                              171,376
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $4,759,896
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                  $13,725,226
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                               36,241
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       3,060,584
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            3,654,794
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            2,818,507
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              833,746
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              26,166
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 230
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                             1,124
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                             1,163
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                             2,247
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        803
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        291
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                        562
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                   115
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                  127,863
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                       344,699
-----------------------------------------------------------------------------------------------------
  Printing                                                            180,202
-----------------------------------------------------------------------------------------------------
  Postage                                                             116,531
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                        35,790
-----------------------------------------------------------------------------------------------------
  Legal fees                                                           15,534
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        88,451
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $25,070,869
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                            (135)
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (11,835)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $25,058,899
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(20,299,003)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                        $210,951,667
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                         1,802
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    $210,953,469
-----------------------------------------------------------------------------------------------------
Change in unrealized depreciation on investments                $(288,980,394)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and
foreign currency                                                                         $(78,026,925)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from operations                                                   $(98,325,928)
-----------------------------------------------------------------------------------------------------

#   A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
    Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                             2004                        2003

INCREASE IN NET ASSETS

OPERATIONS

Net investment loss                                            $(20,299,003)               $(14,400,066)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           210,953,469                 (44,256,550)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                      (288,980,394)                302,185,359
-----------------------------------------------------------  --------------                ------------
Increase (decrease) in net assets from operations              $(98,325,928)               $243,528,743
-----------------------------------------------------------  --------------                ------------
Net increase (decrease) in net assets from fund share
transactions                                                  $(120,252,572)                $20,105,464
-----------------------------------------------------------  --------------                ------------
Redemption fees                                                      $1,904                         $--
-----------------------------------------------------------  --------------                ------------
Total increase (decrease) in net assets                       $(218,576,596)               $263,634,207
-----------------------------------------------------------  --------------                ------------

NET ASSETS

At beginning of period                                       $1,453,551,368              $1,189,917,161
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $13,706 and $14,627, respectively)                   $1,234,974,772              $1,453,551,368
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                           YEARS ENDED 8/31
                                          -----------------------------------------------------------------------------------
CLASS A                                          2004                 2003             2002              2001            2000

Net asset value, beginning of period           $14.57               $11.99           $16.17            $25.00          $14.59
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                       $(0.18)              $(0.13)          $(0.18)           $(0.20)         $(0.26)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                      (0.86)                2.71            (4.00)            (5.02)          11.28
---------------------------------------------  ------               ------           ------            ------          ------
Total from investment operations               $(1.04)               $2.58           $(4.18)           $(5.22)         $11.02
---------------------------------------------  ------               ------           ------            ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions               $--                  $--              $--            $(3.23)         $(0.61)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                     --                   --            (0.00)+           (0.30)             --
-----------------------------------------------------------------------------------------------------------------------------
From paid-in capital                               --                   --               --             (0.08)             --
---------------------------------------------  ------               ------           ------            ------          ------
Total distributions declared to
shareholders                                      $--                  $--           $(0.00)+          $(3.61)         $(0.61)
---------------------------------------------  ------               ------           ------            ------          ------
Redemption fees added to paid-in
capital#                                       $(0.00)+                $--              $--               $--             $--
---------------------------------------------  ------               ------           ------            ------          ------
Net asset value, end of period                 $13.53               $14.57           $11.99            $16.17          $25.00
---------------------------------------------  ------               ------           ------            ------          ------
Total return (%)(+)                             (7.14)^^             21.52           (25.85)           (22.37)          76.63
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                            YEARS ENDED 8/31
                                           ----------------------------------------------------------------------------------
CLASS A (CONTINUED)                              2004                 2003             2002              2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.51                 1.58             1.58              1.52            1.53
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                             (1.20)               (1.11)           (1.21)            (1.06)          (1.17)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                122                  104              102                49             103
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                $824,708           $1,004,473         $822,193        $1,050,554        $904,142
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1,
    1997 through December 31, 1999, and 0.30% through August 31, 2000. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over/under these limitations and the waivers/reimbursement had not been in place for the periods indicated, the net investment loss per share and the ratios would have been:

Net investment loss                            $(0.18)                 $--              $--               $--          $(0.26)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                       1.51                   --               --                --            1.51
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                             (1.20)                  --               --                --           (1.15)
-----------------------------------------------------------------------------------------------------------------------------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS B                                              2004               2003             2002            2001            2000

Net asset value, beginning of period               $14.19             $11.75           $15.95          $24.71          $14.46
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.27)            $(0.21)          $(0.28)         $(0.32)         $(0.39)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               (0.83)              2.65            (3.92)          (4.97)          11.17
-----------------------------------------------  --------             ------           ------          ------          ------
Total from investment operations                   $(1.10)             $2.44           $(4.20)         $(5.29)         $10.78
-----------------------------------------------  --------             ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                       $--                $--              $--          $(3.10)         $(0.53)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                 --            (0.00)+         (0.29)             --
-----------------------------------------------------------------------------------------------------------------------------
From paid-in capital                                   --                 --               --           (0.08)             --
-----------------------------------------------  --------             ------           ------          ------          ------
Total distributions declared to
shareholders                                          $--                $--           $(0.00)+        $(3.47)         $(0.53)
-----------------------------------------------  --------             ------           ------          ------          ------
Redemption fees added to paid-in capital#          $(0.00)+              $--              $--             $--             $--
-----------------------------------------------  --------             ------           ------          ------          ------
Net asset value, end of period                     $13.09             $14.19           $11.75          $15.95          $24.71
-----------------------------------------------  --------             ------           ------          ------          ------
Total return (%)                                         )^
                                                    (7.75^             20.77           (26.33)         (22.92)          75.50
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                                                              YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
CLASS B (CONTINUED)                                  2004               2003             2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           2.15               2.23             2.23            2.17            2.18
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.84)             (1.76)           (1.86)          (1.70)          (1.81)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    122                104              102              49             103
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $231,653           $271,580         $232,792        $352,886        $483,805
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over/under these limitations and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.27)               $--              $--             $--          $(0.39)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           2.15                 --               --              --            2.16
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.84)                --               --              --           (1.79)
-----------------------------------------------------------------------------------------------------------------------------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS C                                              2004               2003             2002            2001            2000

Net asset value, beginning of period               $14.21             $11.77           $15.97          $24.73          $14.47
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.27)            $(0.21)          $(0.28)         $(0.32)         $(0.39)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               (0.84)              2.65            (3.92)          (4.97)          11.18
-----------------------------------------------  --------             ------           ------          ------          ------
Total from investment operations                   $(1.11)             $2.44           $(4.20)         $(5.29)         $10.79
-----------------------------------------------  --------             ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                       $--                $--              $--          $(3.10)         $(0.53)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                 --            (0.00)+         (0.29)             --
-----------------------------------------------------------------------------------------------------------------------------
From paid-in capital                                   --                 --               --           (0.08)             --
-----------------------------------------------  --------             ------           ------          ------          ------
Total distributions declared to
shareholders                                          $--                $--           $(0.00)+        $(3.47)         $(0.53)
-----------------------------------------------  --------             ------           ------          ------          ------
Redemption fees added to paid-in capital#          $(0.00)+              $--              $--             $--             $--
-----------------------------------------------  --------             ------           ------          ------          ------
Net asset value, end of period                     $13.10             $14.21           $11.77          $15.97          $24.73
-----------------------------------------------  --------             ------           ------          ------          ------
Total return (%)                                    (7.81)^^           20.73           (26.34)         (22.87)          75.57
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
CLASS C (CONTINUED)                                  2004               2003             2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           2.15               2.23             2.23            2.17            2.18
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.84)             (1.76)           (1.86)          (1.70)          (1.79)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    122                104              102              49             103
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $67,102            $84,391          $87,271        $136,530        $202,891
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over/under these limitations and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.27)               $--              $--             $--          $(0.39)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           2.15                 --               --              --            2.16
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.84)                --               --              --           (1.77)
-----------------------------------------------------------------------------------------------------------------------------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
CLASS I                                              2004               2003             2002            2001            2000

Net asset value, beginning of period               $14.86             $12.19           $16.37          $25.26          $14.71
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.13)            $(0.09)          $(0.13)         $(0.13)         $(0.18)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               (0.88)              2.76            (4.05)          (5.09)          11.37
-----------------------------------------------  --------             ------           ------          ------          ------
Total from investment operations                   $(1.01)             $2.67           $(4.18)         $(5.22)         $11.19
-----------------------------------------------  --------             ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                       $--                $--              $--          $(3.28)         $(0.64)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                 --            (0.00)+         (0.31)             --
-----------------------------------------------------------------------------------------------------------------------------
From paid-in capital                                   --                 --               --           (0.08)             --
-----------------------------------------------  --------             ------           ------          ------          ------
Total distributions declared to
shareholders                                          $--                $--           $(0.00)+        $(3.67)         $(0.64)
-----------------------------------------------  --------             ------           ------          ------          ------
Redemption fees added to paid-in capital#          $(0.00)+              $--              $--             $--             $--
-----------------------------------------------  --------             ------           ------          ------          ------
Net asset value, end of period                     $13.85             $14.86           $12.19          $16.37          $25.26
-----------------------------------------------  --------             ------           ------          ------          ------
Total return (%)                                    (6.80)^^           21.90           (25.58)         (22.09)          77.22
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
CLASS I (CONTINUED)                                  2004               2003             2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           1.16               1.23             1.23            1.17            1.18
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (0.84)             (0.75)           (0.86)          (0.71)          (0.83)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    122                104              102              49             103
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $103,031            $90,872          $47,641         $52,121         $35,311
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fee, at not more than 0.25% of average daily net assets, effective November 1, 1997 through December 31, 1999, and 0.30% through August 31, 2000. For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over/under these limitations and the waivers/reimbursement had not been in place for the periods indicated, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.13)               $--              $--             $--          $(0.18)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.16                 --               --              --            1.16
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (0.84)                --               --              --           (0.81)
-----------------------------------------------------------------------------------------------------------------------------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEAR ENDED             PERIOD ENDED
CLASS R1                                                                 8/31/04                8/31/03*

Net asset value, beginning of period                                      $14.57                 $11.43
-------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                  $(0.20)                $(0.11)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                         (0.87)                  3.25
----------------------------------------------------------------------  --------                 ------
Total from investment operations                                          $(1.07)                 $3.14
----------------------------------------------------------------------  --------                 ------
Redemption fees added to paid-in capital#                                 $(0.00)+++                $--
----------------------------------------------------------------------  --------                 ------
Net asset value, end of period                                            $13.50                 $14.57
----------------------------------------------------------------------  --------                 ------
Total return (%)                                                           (7.34)^^            27.47++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.66                   1.78+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                        (1.32)                 (1.26)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           122                    104
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $7,262                 $1,824
-------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                       $(0.20)                   $--
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.66                     --
-------------------------------------------------------------------------------------------------------
Net investment loss                                                        (1.32)                    --
-------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through August
    31, 2003.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  PERIOD ENDED
CLASS R2                                                            8/31/04*
Net asset value, beginning of period                                 $15.23
---------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                             $(0.11)
------------------------------------------------------------------ --------
  Net realized and unrealized loss on investments and
  foreign currency                                                    (1.65)
------------------------------------------------------------------ --------
Total from investment operations                                     $(1.76)
------------------------------------------------------------------ --------
Redemption fees added to paid-in capital#                            $(0.00)+++
------------------------------------------------------------------ --------
Net asset value, end of period                                       $13.47
------------------------------------------------------------------ --------
Total return (%)                                                     (11.56)++^^
---------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             1.73+
---------------------------------------------------------------------------
Net investment loss                                                   (1.23)+
---------------------------------------------------------------------------
Portfolio turnover                                                      122
---------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $454
---------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.11)
---------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             1.73
---------------------------------------------------------------------------
Net investment loss                                                   (1.23)
---------------------------------------------------------------------------
  * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                     YEAR ENDED 8/31,
                                                                 ---------------------------             PERIOD ENDED
CLASS 529A                                                       2004                   2003               8/31/02*
Net asset value, beginning of period                            $14.53                 $11.99               $11.85
------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                        $(0.21)                $(0.16)              $(0.01)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           (0.85)                  2.70                 0.15
-------------------------------------------------------------  -------                 ------               ------
Total from investment operations                                $(1.06)                 $2.54                $0.14
-------------------------------------------------------------  -------                 ------               ------
Redemption fees added to paid-in capital#                       $(0.00)+++                $--                  $--
-------------------------------------------------------------  -------                 ------               ------
Net asset value, end of period                                  $13.47                 $14.53               $11.99
-------------------------------------------------------------  -------                 ------               ------
Total return (%)(+)                                              (7.30)^^               21.18                 1.18++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                        1.75                   1.84                 1.83+
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (1.43)                 (1.35)               (1.20)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 122                    104                  102
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                           $390                   $180                  $10
------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                             $(0.21)                   $--                  $--
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                        1.75                     --                   --
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (1.43)                    --                   --
------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                      YEAR ENDED 8/31,
                                                                -----------------------------           PERIOD ENDED
CLASS 529B                                                       2004                   2003              8/31/02*
Net asset value, beginning of period                            $14.15                 $11.75               $11.62
------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                        $(0.30)                $(0.24)              $(0.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           (0.83)                  2.64                 0.15
-------------------------------------------------------------  -------                 ------               ------
Total from investment operations                                $(1.13)                 $2.40                $0.13
-------------------------------------------------------------  -------                 ------               ------
Redemption fees added to paid-in capital#                       $(0.00)+++                $--                  $--
-------------------------------------------------------------  -------                 ------               ------
Net asset value, end of period                                  $13.02                 $14.15               $11.75
-------------------------------------------------------------  -------                 ------               ------
Total return (%)                                                 (7.99)^^               20.43                 1.12++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                        2.40                   2.49                 2.48+
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (2.07)                 (1.99)               (1.87)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 122                    104                  102
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                           $135                    $84                   $6
------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                             $(0.30)                   $--                  $--
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                        2.40                     --                   --
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (2.07)                    --                   --
------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                      YEAR ENDED 8/31,
                                                                -----------------------------            PERIOD ENDED
CLASS 529C                                                       2004                   2003               8/31/02*
Net asset value, beginning of period                            $14.16                 $11.77               $11.64
------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                        $(0.31)                $(0.24)              $(0.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           (0.82)                  2.63                 0.15
-------------------------------------------------------------  -------                 ------               ------
Total from investment operations                                $(1.13)                 $2.39                $0.13
-------------------------------------------------------------  -------                 ------               ------
Redemption fees added to paid-in capital#                       $(0.00)+++                $--                  $--
-------------------------------------------------------------  -------                 ------               ------
Net asset value, end of period                                  $13.03                 $14.16               $11.77
-------------------------------------------------------------  -------                 ------               ------
Total return (%)                                                 (7.98)^^               20.31                 1.12++
------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                        2.40                   2.50                 2.48+
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (2.08)                 (1.99)               (1.88)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 122                    104                  102
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                           $240                   $147                   $5
------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                             $(0.31)                   $--                  $--
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                        2.40                     --                   --
------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (2.08)                    --                   --
------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $10,716 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $1,119 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, wash sales, and capital losses.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

During the year ended August 31, 2004, accumulated net investment loss decreased by $20,299,924, accumulated net realized loss on investments and foreign currency transactions decreased by $55,252 and paid-in capital decreased by $20,355,176 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                         $--
          ----------------------------------------------------------
          Capital loss carryforward                    (417,302,416)
          ----------------------------------------------------------
          Unrealized depreciation                       (32,652,687)
          ----------------------------------------------------------
          Other temporary differences                       (13,706)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration as follows:

          EXPIRATION DATE

          August 31, 2010                              $(63,294,814)
          ----------------------------------------------------------
          August 31, 2011                              (354,007,602)
          ----------------------------------------------------------
          Total                                       $(417,302,416)
          ----------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets. Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee to an annual rate of 0.80% on net assets up to $1.5 billion and further reduced to 0.75% on net assets in excess of $1.5 billion. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the fund.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent trustee unfunded defined benefit plan for active trustees. Included in Trustees' compensation is a pension expense of $1,229 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, on July 28, 2004, MFS transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $171,376 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $127,863, equivalent to 0.00834% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $109,539 and $1,224 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                               CLASS A        CLASS B        CLASS C      CLASS R1      CLASS R2

Distribution Fee                                 0.10%          0.75%          0.75%         0.25%         0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                      0.25%          0.25%          0.25%         0.25%         0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                          0.35%          1.00%          1.00%         0.50%         0.50%
------------------------------------------------------------------------------------------------------------------

                                            CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                                 0.25%          0.75%          0.75%
------------------------------------------------------------------------------------------------------------------
Service Fee                                      0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                          0.50%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
August 31, 2004 amounted to:

                                               CLASS A        CLASS B        CLASS C      CLASS R1      CLASS R2

Service Fee Retained by MFD                    $34,018         $3,515         $1,735            $7           $13
------------------------------------------------------------------------------------------------------------------

                                            CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained by MFD                       $180            $14            $58
------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                               CLASS A        CLASS B        CLASS C      CLASS R1      CLASS R2

Effective Annual Percentage Rates                0.35%          1.00%          1.00%         0.50%         0.50%
------------------------------------------------------------------------------------------------------------------

                                            CLASS 529A     CLASS 529B     CLASS 529C

Effective Annual Percentage Rates                0.35%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                             CLASS A   CLASS B   CLASS C CLASS 529B CLASS 529C

Contingent Deferred Sales
Charges Imposed              $55,397  $432,477    $9,440        $21         $0
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $1,580,302 for shareholder services which equated to 0.1031% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $542,600 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,817,618,234 and $1,936,320,530, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $1,547,517,170
          ----------------------------------------------------------
          Gross unrealized appreciation                $104,330,686
          ----------------------------------------------------------
          Gross unrealized depreciation                (136,983,373)
          ----------------------------------------------------------
          Net unrealized depreciation                  $(32,652,687)
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Year ended 8/31/04                    Year ended 8/31/03
                                      SHARES                AMOUNT             SHARES            AMOUNT

CLASS A SHARES

Shares sold                           27,881,162         $427,444,261        35,664,447       $430,133,582
-------------------------------------------------------------------------------------------------------------
Shares reacquired                    (35,845,570)        (543,460,338)      (35,299,458)      (415,394,400)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (7,964,408)       $(116,016,077)          364,989        $14,739,182
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                            4,190,532          $62,289,343         5,358,532        $62,805,270
-------------------------------------------------------------------------------------------------------------
Shares reacquired                     (5,630,740)         (82,666,681)       (6,028,202)       (69,524,682)
-------------------------------------------------------------------------------------------------------------
Net decrease                          (1,440,208)        $(20,377,338)         (669,670)       $(6,719,412)
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                            1,285,450          $19,079,978         1,776,376        $20,636,995
-------------------------------------------------------------------------------------------------------------
Shares reacquired                     (2,103,564)         (31,044,196)       (3,251,716)       (37,093,561)
-------------------------------------------------------------------------------------------------------------
Net decrease                            (818,114)        $(11,964,218)       (1,475,340)      $(16,456,566)
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                            4,167,456          $65,121,180         3,929,334        $47,692,689
-------------------------------------------------------------------------------------------------------------
Shares reacquired                     (2,840,698)         (44,371,479)       (1,723,884)       (21,047,940)
-------------------------------------------------------------------------------------------------------------
Net increase                           1,326,758          $20,749,701         2,205,450        $26,644,749
-------------------------------------------------------------------------------------------------------------

                                          Year ended 8/31/04                   Period ended 8/31/03*
                                         SHARES              AMOUNT             SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                              678,187          $10,521,406           205,386         $2,552,772
-------------------------------------------------------------------------------------------------------------
Shares reacquired                       (265,383)          (4,086,141)          (80,195)          (967,828)
-------------------------------------------------------------------------------------------------------------
Net increase                             412,804           $6,435,265           125,191         $1,584,944
-------------------------------------------------------------------------------------------------------------

                                            Period ended 8/31/04**
                                          SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                               48,031             $704,104
------------------------------------------------------------------------
Shares reacquired                        (14,374)            (221,632)
------------------------------------------------------------------------
Net increase                              33,657             $482,472
------------------------------------------------------------------------

                                          Year ended 8/31/04                    Year ended 8/31/03
                                         SHARES              AMOUNT             SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                               17,857             $272,955            12,297           $145,200
-------------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,267)             (18,993)             (763)           (10,347)
-------------------------------------------------------------------------------------------------------------
Net increase                              16,590             $253,962            11,534           $134,853
-------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                4,746              $70,399             5,471            $63,409
-------------------------------------------------------------------------------------------------------------
Shares reacquired                           (316)              (4,635)              (22)              (252)
-------------------------------------------------------------------------------------------------------------
Net increase                               4,430              $65,764             5,449            $63,157
-------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                9,841             $145,885             9,964           $114,725
-------------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,827)             (27,988)              (15)              (168)
-------------------------------------------------------------------------------------------------------------
Net increase                               8,014             $117,897             9,949           $114,557
-------------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $7,953, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of the MFS Series Trust I and the Shareholders of
MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles. ERNST & YOUNG LLP Boston, Massachusetts October 8, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004);
                                                                        Harvard Law School
                                                                        (education), John Olin
                                                                        Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company),
                                                                        Principal (1997 to April
                                                                        2001); Lincoln Electric
                                                                        Holdings, Inc. (welding
                                                                        equipment manufacturer),
                                                                        Director; Southwest Gas
                                                                        Corporation (natural gas
                                                                        distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGERS
Robert A. Henderson
Camille H. Lee
Thomas H. Wetherald

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at
http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            NDF-ANN-10/04 127M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) CORE EQUITY FUND

(Formerly MFS(R) Research Growth
and Income Fund)

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) CORE EQUITY FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             10
----------------------------------------------------
PERFORMANCE SUMMARY                               11
----------------------------------------------------
EXPENSE TABLE                                     15
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          17
----------------------------------------------------
FINANCIAL STATEMENTS                              25
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     37
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            48
----------------------------------------------------
TRUSTEES AND OFFICERS                             49
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       53
----------------------------------------------------
FEDERAL TAX INFORMATION                           54
----------------------------------------------------
ASSET ALLOCATION                                  55
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. (Indeed, several weeks after the period ended, the Fed announced a third 0.25% rate hike on September 21.) A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care, leisure, and special products and services sectors held back relative returns over the period. In the health care area, our position in large-cap pharmaceutical firm Wyeth lost value as the company dealt with diet drug litigation and sales of new products that were lower than analysts had projected. Our stake in hospital chain Tenet Healthcare retreated as federal and state regulators investigated the firm's past Medicare billing practices.

Elsewhere in health care, stock in Cyberonics, which makes implantable medical devices for the treatment of epilepsy and other neurological disorders, sank when the company experienced delays in the new product approval process with the U.S. Food and Drug Administration. In our opinion, the company was distracted by the delays and, as a consequence, its core business deteriorated. Cyberonics was not a position in the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500).

In the leisure sector, our holding in radio station, outdoor advertising, and concert venue giant Clear Channel Communications hurt results as its earnings fell short of our growth expectations. Clear Channel, along with most other traditional media companies, did not enjoy the strong increases in advertising revenues that we had anticipated in an improving economy. Our position in satellite broadcaster EchoStar Communications lost ground as well because investors, we believe, were concerned about higher subscriber acquisition costs and intensifying competition from cable companies. EchoStar was not represented in the fund's benchmark.

Post-secondary education firm Corinthian Colleges was the chief relative detractor in the special products and services sector. The firm was not a holding in the portfolio's benchmark, and we sold our position during the period.

Stocks in other sectors that significantly held back relative results included niche clothing retailer Hot Topic, which was not held by our benchmark. We had sold our Hot Topic stock by period-end. Not owning cellular communications products firm QUALCOMM and integrated energy firm ChevronTexaco also hurt relative performance as both stocks rose sharply during the period.

The portfolio's cash position, while it averaged less than 3% of assets over the period, also detracted from relative performance. As with nearly all mutual funds, this portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose, holding any cash hurt performance against the fund's benchmark, the S&P 500 Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, stock selection in the basic materials, retailing, and utilities and communication sectors contributed significantly to relative performance.

Within basic materials, the fund benefited from its positions in Lyondell Chemical, which makes intermediate chemicals used to manufacture other chemicals and plastics, and Georgia Gulf Corp., which specializes in chemical compounds for the construction and housing markets. Georgia Gulf Corp. was no longer held within the portfolio at period end. In addition, Lyondell's stock rose after the firm announced its acquisition of Millenium Chemicals.

In the retailing sector, underweighting retail giant Wal-Mart and selling our position during the period lifted relative returns as Wal-Mart's stock sank.

Cellular operator Sprint PCS Group delivered the largest relative contribution in the utilities and communications sector. The firm's stock soared during the period as the bidding war for AT&T Wireless drove up stock prices across the cellular industry. We sold part of our Sprint PCS stock into that rally. Our remaining Sprint PCS holdings became Sprint FON holdings late in the period, as Sprint's wireless and wireline stocks, which had been separated years earlier, were recombined under the Sprint FON name.

Holdings in other sectors that helped relative results included semiconductor firm Marvell Technology Group, which was not a position in the fund's benchmark, and FleetBoston Financial Corp. FleetBoston's stock rose sharply after Bank of America made a bid to acquire the financial services firm. The acquisition was completed during the period.

Underweighting semiconductor giant Intel, a large position in the fund's benchmark, and selling our holding during the period aided relative performance as well. We believe Intel declined because of investor concerns about the semiconductor industry's near-term prospects.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The fund is managed by a team of global MFS equity research analysts under the general supervision of Mr. Antonelli.

Note to Shareholders: Prior to May 1, 2004, MFS(R) Core Equity Fund was known as MFS(R) Research Growth and Income Fund. The fund's name was changed to better reflect its new primary investment objective of one seeking to provide long-term growth of capital rather than one seeking to provide long-term growth of capital, current income, and growth of income.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from Class A, B, C, and I shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                            PORTFOLIO STRUCTURE
          -------------------------------------------------------
          Stocks                                            96.0%
          Cash & Other Net Assets                            4.0%

          -------------------------------------------------------
                        TOP FIVE SECTOR WEIGHTINGS
          -------------------------------------------------------

          Financial Services                                19.9%
          -------------------------------------------------------
          Technology                                        13.2%
          -------------------------------------------------------
          Health Care                                       13.0%
          -------------------------------------------------------
          Industrial Goods & Services                        7.5%
          -------------------------------------------------------
          Consumer Staples                                   7.2%
          -------------------------------------------------------

          -------------------------------------------------------
                            TOP TEN HOLDINGS
          -------------------------------------------------------

          JOHNSON & JOHNSON                                  3.7%
          -------------------------------------------------------
          GENERAL ELECTRIC CO.                               3.4%
          -------------------------------------------------------
          EXXON MOBIL CORP.                                  3.0%
          -------------------------------------------------------
          CITIGROUP INC.                                     2.9%
          -------------------------------------------------------
          FREDDIE MAC                                        2.9%
          -------------------------------------------------------
          KOHL'S CORP.                                       2.6%
          -------------------------------------------------------
          BANK OF AMERICA CORP.                              2.5%
          -------------------------------------------------------
          AMERICAN INTERNATIONAL GROUP INC.                  2.4%
          -------------------------------------------------------
          ABBOTT LABORATORIES                                2.2%
          -------------------------------------------------------
          LOCKHEED MARTIN CORP.                              2.1%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
-------------------------------------------------------------------------------


The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2004. Index information is from January 2, 1996.)

                                   MFS Core        Standard &
                                Equity Fund --     Poor's 500
                                   Class A         Stock Index

              1/96                 $ 9,425           $10,000
              8/98                  15,194            16,334
              8/00                  22,235            26,564
              8/02                  15,036            16,475
              8/04                  18,449            20,575

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                         Class
   Share class      inception date      1-yr       3-yr      5-yr      Life*
------------------------------------------------------------------------------
        A               1/2/96            9.88%     1.01%    -1.15%      8.06%
------------------------------------------------------------------------------
        B               1/2/97            9.12%     0.36%    -1.80%      7.36%
------------------------------------------------------------------------------
        C               1/2/97            9.16%     0.36%    -1.80%      7.34%
------------------------------------------------------------------------------
        I               1/2/97           10.27%     1.37%    -0.81%      8.38%
------------------------------------------------------------------------------
       R1              12/31/02           9.67%     0.93%    -1.20%      8.03%
------------------------------------------------------------------------------
       R2              10/31/03           9.60%     0.93%    -1.20%      8.03%

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average multi-cap core fund+              9.27%     0.96%     0.80%      8.12%
------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#       11.45%     0.80%    -2.06%      8.68%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                                 3.56%    -0.96%    -2.31%      7.33%
------------------------------------------------------------------------------
        B                                 5.12%    -0.64%    -2.16%      7.36%
------------------------------------------------------------------------------
        C                                 8.16%     0.36%    -1.80%      7.34%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                                 9.88%     3.07%    -5.61%     95.75%
------------------------------------------------------------------------------
        B                                 9.12%     1.09%    -8.67%     85.02%
------------------------------------------------------------------------------
        C                                 9.16%     1.09%    -8.70%     84.70%
------------------------------------------------------------------------------
        I                                10.27%     4.17%    -3.96%    100.86%
------------------------------------------------------------------------------
       R1                                 9.67%     2.80%    -5.86%     95.24%
------------------------------------------------------------------------------
       R2                                 9.60%     2.81%    -5.85%     95.25%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2004. Index information is from January 1, 1996.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) - a commonly used measure of the broad U.S. stock market.

It is no possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase) reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing.

Please see the prospectus for further information on these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------
Share Class
--------------

-------------------------------------------------------------------------------
                                                                     Expenses
                                                                   Paid During
                         Annualized    Beginning      Ending         Period**
                           Expense   Account Value Account Value*   3/01/04-
                            Ratio       3/01/04       8/31/04       8/31/04
-------------------------------------------------------------------------------
        Actual              1.38%     $1,000           $964            $6.83
 A    -------------------------------------------------------------------------
        Hypothetical        1.38%     $1,000          $1,018           $7.02
-------------------------------------------------------------------------------
        Actual              2.02%     $1,000           $960            $9.98
 B    -------------------------------------------------------------------------
        Hypothetical        2.02%     $1,000          $1,015           $10.26
-------------------------------------------------------------------------------
        Actual              2.02%     $1,000           $961            $9.98
 C    -------------------------------------------------------------------------
        Hypothetical        2.02%     $1,000          $1,015           $10.26
-------------------------------------------------------------------------------
        Actual              1.03%     $1,000           $966            $5.10
 I      Hypothetical        1.03%     $1,000          $1,020           $5.24
-------------------------------------------------------------------------------
        Actual              1.49%     $1,000           $963            $7.37
 R1   -------------------------------------------------------------------------
        Hypothetical        1.49%     $1,000          $1,017           $7.58
-------------------------------------------------------------------------------
        Actual              1.80%     $1,000           $962            $8.90
 R2   -------------------------------------------------------------------------
        Hypothetical        1.80%     $1,000          $1,016           $9.15
-------------------------------------------------------------------------------
 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).
** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 96.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 88.8%
-------------------------------------------------------------------------------------------------
Aerospace - 2.3%
-------------------------------------------------------------------------------------------------
KVH Industries, Inc.*                                                    43,000          $335,400
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                    63,740         3,427,937
-------------------------------------------------------------------------------------------------
                                                                                       $3,763,337
-------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.0%
-------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                29,630        $1,564,464
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.2%
-------------------------------------------------------------------------------------------------
K-Swiss, Inc., "A"^                                                      20,700          $403,857
-------------------------------------------------------------------------------------------------

Automotive - 0.5%
-------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                    12,300          $750,546
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 13.1%
-------------------------------------------------------------------------------------------------
Bank of America Corp.                                                    90,634        $4,076,717
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                         101,408         4,723,585
-------------------------------------------------------------------------------------------------
Countrywide Financial Corp.                                              45,800         1,628,190
-------------------------------------------------------------------------------------------------
Freddie Mac                                                              69,970         4,696,386
-------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                                  36,560         1,447,045
-------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                   13,270           382,972
-------------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                                       32,700         1,755,009
-------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                     35,830         2,440,023
-------------------------------------------------------------------------------------------------
                                                                                      $21,149,927
-------------------------------------------------------------------------------------------------
Biotechnology - 1.4%
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                           25,800        $1,393,200
-------------------------------------------------------------------------------------------------
Medimmune, Inc.*                                                         34,800           830,676
-------------------------------------------------------------------------------------------------
                                                                                       $2,223,876
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.1%
-------------------------------------------------------------------------------------------------
ADVO, Inc.^                                                               8,400          $248,472
-------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                              16,800           241,920
-------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                      37,300         1,050,741
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                      47,890         1,467,829
-------------------------------------------------------------------------------------------------
R.H. Donnelley Corp.*                                                     7,200           334,440
-------------------------------------------------------------------------------------------------
                                                                                       $3,343,402
-------------------------------------------------------------------------------------------------

Brokerage & Asset Managers - 1.8%
-------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                                  7,500          $399,525
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                                17,900         1,604,735
-------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                                         10,300           831,004
-------------------------------------------------------------------------------------------------
                                                                                       $2,835,264
-------------------------------------------------------------------------------------------------
Business Services - 1.9%
-------------------------------------------------------------------------------------------------
Corporate Executive Board Co.                                            13,700          $806,382
-------------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                        6,660           301,298
-------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                            46,900         1,631,182
-------------------------------------------------------------------------------------------------
Getty Images, Inc.^*                                                      4,500           249,525
-------------------------------------------------------------------------------------------------
                                                                                       $2,988,387
-------------------------------------------------------------------------------------------------
Chemicals - 3.1%
-------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                            52,100        $2,201,746
-------------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                                    85,240         1,678,376
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                             32,200         1,178,520
-------------------------------------------------------------------------------------------------
                                                                                       $5,058,642
-------------------------------------------------------------------------------------------------
Computer Software - 3.5%
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                                  39,200          $949,424
-------------------------------------------------------------------------------------------------
MicroStrategy, Inc.*                                                     20,500           709,505
-------------------------------------------------------------------------------------------------
Red Hat, Inc.^*                                                          36,300           445,038
-------------------------------------------------------------------------------------------------
SupportSoft, Inc.^*                                                      61,000           616,710
-------------------------------------------------------------------------------------------------
Symantec Corp.*                                                          38,800         1,860,848
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                                  61,800         1,033,296
-------------------------------------------------------------------------------------------------
                                                                                       $5,614,821
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
-------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                      34,500          $617,205
-------------------------------------------------------------------------------------------------

Construction - 0.4%
-------------------------------------------------------------------------------------------------
Eagle Materials, Inc.^                                                    9,700          $629,627
-------------------------------------------------------------------------------------------------

Consumer Goods & Services - 2.6%
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                    27,600        $1,490,400
-------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                     10,000           667,000
-------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                  56,900         1,225,057
-------------------------------------------------------------------------------------------------
Playtex Products, Inc.^*                                                115,800           756,174
-------------------------------------------------------------------------------------------------
                                                                                       $4,138,631
-------------------------------------------------------------------------------------------------

Containers - 0.7%
-------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                           61,960        $1,099,170
-------------------------------------------------------------------------------------------------

Electrical Equipment - 4.3%
-------------------------------------------------------------------------------------------------
American Standard Cos., Inc.*                                             2,670          $100,419
-------------------------------------------------------------------------------------------------
General Electric Co.                                                    164,510         5,394,283
-------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                  47,570         1,489,892
-------------------------------------------------------------------------------------------------
                                                                                       $6,984,594
-------------------------------------------------------------------------------------------------
Electronics - 1.7%
-------------------------------------------------------------------------------------------------
Cymer, Inc.^*                                                            28,400          $758,848
-------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                        64,400         1,415,512
-------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*                                                        56,300           525,842
-------------------------------------------------------------------------------------------------
                                                                                       $2,700,202
-------------------------------------------------------------------------------------------------
Energy - Independent - 0.6%
-------------------------------------------------------------------------------------------------
Unocal Corp.                                                             27,700        $1,034,318
-------------------------------------------------------------------------------------------------

Energy - Integrated - 2.9%
-------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                       103,572        $4,774,669
-------------------------------------------------------------------------------------------------

Entertainment - 1.1%
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                       31,600        $1,058,916
-------------------------------------------------------------------------------------------------
Walt Disney Co.                                                          34,800           781,260
-------------------------------------------------------------------------------------------------
                                                                                       $1,840,176
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.0%
-------------------------------------------------------------------------------------------------
CVS Corp.                                                                25,700        $1,028,000
-------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                         129,600           570,240
-------------------------------------------------------------------------------------------------
                                                                                       $1,598,240
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.5%
-------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc.*                                     11,800          $222,312
-------------------------------------------------------------------------------------------------
General Mills, Inc.                                                      20,100           949,725
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                            57,839         2,891,950
-------------------------------------------------------------------------------------------------
                                                                                       $4,063,987
-------------------------------------------------------------------------------------------------
Furniture & Appliances - 0.2%
-------------------------------------------------------------------------------------------------
Mohawk Industries, Inc.*                                                  3,800          $292,296
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 0.7%
-------------------------------------------------------------------------------------------------
Carnival Corp.                                                           10,600          $485,374
-------------------------------------------------------------------------------------------------
WMS Industries, Inc.^*                                                   34,000           687,140
-------------------------------------------------------------------------------------------------
                                                                                       $1,172,514
-------------------------------------------------------------------------------------------------
General Merchandise - 4.6%
-------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                            85,200        $4,215,696
-------------------------------------------------------------------------------------------------
Target Corp.                                                             73,430         3,273,509
-------------------------------------------------------------------------------------------------
                                                                                       $7,489,205
-------------------------------------------------------------------------------------------------
Insurance - 3.6%
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                       55,100        $3,925,324
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                  11,100           678,876
-------------------------------------------------------------------------------------------------
MetLife, Inc.                                                            32,810         1,222,173
-------------------------------------------------------------------------------------------------
                                                                                       $5,826,373
-------------------------------------------------------------------------------------------------
Internet - 0.8%
-------------------------------------------------------------------------------------------------
Digital River, Inc.^*                                                    35,600          $856,892
-------------------------------------------------------------------------------------------------
eBay, Inc.*                                                               4,900           424,046
-------------------------------------------------------------------------------------------------
                                                                                       $1,280,938
-------------------------------------------------------------------------------------------------
Leisure & Toys - 0.3%
-------------------------------------------------------------------------------------------------
Electronic Arts, Inc.*                                                    3,200          $159,296
-------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                              6,800           126,004
-------------------------------------------------------------------------------------------------
Mattel, Inc.                                                              8,300           133,547
-------------------------------------------------------------------------------------------------
                                                                                         $418,847
-------------------------------------------------------------------------------------------------
Machinery & Tools - 0.6%
-------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                         6,200          $450,740
-------------------------------------------------------------------------------------------------
Deere & Co.                                                               2,420           153,113
-------------------------------------------------------------------------------------------------
Eaton Corp.                                                               2,300           138,805
-------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                                 1,700           155,193
-------------------------------------------------------------------------------------------------
                                                                                         $897,851
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.6%
-------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                             2,800           $79,072
-------------------------------------------------------------------------------------------------
HCA, Inc.                                                                24,300           943,083
-------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*                                                   3,500           112,490
-------------------------------------------------------------------------------------------------
Omnicell, Inc.^*                                                         31,700           388,959
-------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                                 106,400         1,108,688
-------------------------------------------------------------------------------------------------
                                                                                       $2,632,292
-------------------------------------------------------------------------------------------------

Medical Equipment - 2.0%
-------------------------------------------------------------------------------------------------
Aspect Medical Systems, Inc.^*                                           54,260          $868,160
-------------------------------------------------------------------------------------------------
Cyberonics, Inc.^*                                                       25,600           438,272
-------------------------------------------------------------------------------------------------
Guidant Corp.                                                            18,400         1,100,320
-------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                          16,100           800,975
-------------------------------------------------------------------------------------------------
                                                                                       $3,207,727
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.4%
-------------------------------------------------------------------------------------------------
NiSource, Inc.                                                           33,400          $694,720
-------------------------------------------------------------------------------------------------

Oil Services - 0.9%
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                      16,572          $462,027
-------------------------------------------------------------------------------------------------
Halliburton Co.                                                          14,100           411,297
-------------------------------------------------------------------------------------------------
Noble Corp.*                                                              7,600           305,672
-------------------------------------------------------------------------------------------------
Smith International, Inc.*                                                5,160           294,017
-------------------------------------------------------------------------------------------------
                                                                                       $1,473,013
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 3.6%
-------------------------------------------------------------------------------------------------
Apple Computer, Inc.*                                                    26,400          $910,536
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                              78,820         2,746,089
-------------------------------------------------------------------------------------------------
Lexmark International, Inc., "A"*                                        18,000         1,592,100
-------------------------------------------------------------------------------------------------
Solectron Corp.*                                                         96,300           496,908
-------------------------------------------------------------------------------------------------
                                                                                       $5,745,633
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 8.0%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                      84,100        $3,506,129
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                       101,200         5,879,720
-------------------------------------------------------------------------------------------------
Wyeth                                                                    93,500         3,419,295
-------------------------------------------------------------------------------------------------
                                                                                      $12,805,144
-------------------------------------------------------------------------------------------------
Pollution Control - 0.2%
-------------------------------------------------------------------------------------------------
Waste Management, Inc.                                                   10,530          $292,629
-------------------------------------------------------------------------------------------------

Printing & Publishing - 0.1%
-------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                               3,480          $152,041
-------------------------------------------------------------------------------------------------

Real Estate - 0.4%
-------------------------------------------------------------------------------------------------
American Financial Realty Trust                                          19,700          $276,785
-------------------------------------------------------------------------------------------------
Boston Properties, Inc.                                                   6,200           343,976
-------------------------------------------------------------------------------------------------
                                                                                         $620,761
-------------------------------------------------------------------------------------------------

Restaurants - 0.7%
-------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                               7,800          $268,086
-------------------------------------------------------------------------------------------------
YUM! Brands, Inc.                                                       20,600           818,026
-------------------------------------------------------------------------------------------------
                                                                                       $1,086,112
-------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.1%
-------------------------------------------------------------------------------------------------
Delta & Pine Land Co.^                                                    6,500          $165,165
-------------------------------------------------------------------------------------------------

Specialty Stores - 1.3%
-------------------------------------------------------------------------------------------------
Circuit City Stores, Inc.                                                79,600        $1,032,412
-------------------------------------------------------------------------------------------------
Finish Line, Inc., "A"^                                                  19,300           559,893
-------------------------------------------------------------------------------------------------
Gap, Inc.                                                                14,500           271,730
-------------------------------------------------------------------------------------------------
Regis Corp.                                                               5,300           216,929
-------------------------------------------------------------------------------------------------
                                                                                       $2,080,964
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.0%
-------------------------------------------------------------------------------------------------
Andrew Corp.*                                                            61,300          $679,817
-------------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                       20,360           914,978
-------------------------------------------------------------------------------------------------
                                                                                       $1,594,795
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 1.2%
-------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                             15,600          $417,768
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                     59,560         1,117,346
-------------------------------------------------------------------------------------------------
Harmonic, Inc.^*                                                         64,600           383,078
-------------------------------------------------------------------------------------------------
                                                                                       $1,918,192
-------------------------------------------------------------------------------------------------
Telephone Services - 2.3%
-------------------------------------------------------------------------------------------------
Citizens Communications Co.                                              56,300          $711,069
-------------------------------------------------------------------------------------------------
IDT Corp., "B"^*                                                         33,900           509,517
-------------------------------------------------------------------------------------------------
Sprint FON Group                                                        126,550         2,490,504
-------------------------------------------------------------------------------------------------
                                                                                       $3,711,090
-------------------------------------------------------------------------------------------------
Tobacco - 1.0%
-------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                       33,760        $1,652,552
-------------------------------------------------------------------------------------------------

Trucking - 1.5%
-------------------------------------------------------------------------------------------------
United Parcel Service, Inc., "B"                                         24,610        $1,797,761
-------------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                                 36,850           652,982
-------------------------------------------------------------------------------------------------
                                                                                       $2,450,743
-------------------------------------------------------------------------------------------------

Utilities - Electric Power - 2.6%
-------------------------------------------------------------------------------------------------
Ameren Corp.                                                              2,680          $125,397
-------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                  7,690           499,004
-------------------------------------------------------------------------------------------------
Entergy Corp.                                                            11,200           675,360
-------------------------------------------------------------------------------------------------
PG&E Corp.*                                                              34,400         1,004,136
-------------------------------------------------------------------------------------------------
PPL Corp.                                                                21,200         1,013,996
-------------------------------------------------------------------------------------------------
TXU Corp.                                                                20,600           857,578
-------------------------------------------------------------------------------------------------
                                                                                       $4,175,471
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $143,014,410
-------------------------------------------------------------------------------------------------

Foreign Stocks - 7.2%
-------------------------------------------------------------------------------------------------
Bermuda - 2.0%
-------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                     43,750        $1,686,563
-------------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., "A" (Machinery & Tools)                          1,500            97,515
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                             62,900         1,454,248
-------------------------------------------------------------------------------------------------
                                                                                       $3,238,326
-------------------------------------------------------------------------------------------------
Brazil - 0.8%
-------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR (Metals & Mining)                        20,700        $1,195,839
-------------------------------------------------------------------------------------------------

Canada - 1.2%
-------------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic
Beverages)*                                                              26,400          $203,942
-------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                      25,440         1,038,976
-------------------------------------------------------------------------------------------------
Magna International, Inc., "A" (Automotive)^                              9,400           700,112
-------------------------------------------------------------------------------------------------
                                                                                       $1,943,030
-------------------------------------------------------------------------------------------------
Germany - 0.4%
-------------------------------------------------------------------------------------------------
SAP AG, ADR (Computer Software)                                          16,800          $612,528
-------------------------------------------------------------------------------------------------

Hong Kong - 0.1%
-------------------------------------------------------------------------------------------------
Radica Games Ltd. (Gaming & Lodging)                                     12,700          $110,998
-------------------------------------------------------------------------------------------------

Israel - 0.5%
-------------------------------------------------------------------------------------------------
PowerDsine Ltd. (Electronics)*                                           74,300          $759,346
-------------------------------------------------------------------------------------------------

Singapore - 0.3%
-------------------------------------------------------------------------------------------------
Flextronics International Ltd. (Personal Computers &
Peripherals)*                                                            42,230          $524,074
-------------------------------------------------------------------------------------------------
United Kingdom - 1.9%
-------------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)                                            228,200        $2,036,867
-------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications - Wireless)                  47,480         1,087,292
-------------------------------------------------------------------------------------------------
                                                                                       $3,124,159
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $11,508,300
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $142,365,474)                                         $154,522,710
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                               PAR AMOUNT           $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04,
at Amortized Cost                                                      $320,000          $320,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES           $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                       7,762,971        $7,762,971
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.9%
-------------------------------------------------------------------------------------------------
ISSUER                                                               PAR AMOUNT           $ VALUE
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total
to be received $6,325,276 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded account),
at Cost                                                              $6,325,000        $6,325,000
-------------------------------------------------------------------------------------------------
Total Investments (+) (Identified Cost, $156,773,445)                                $168,930,681
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (4.9)%                                                (8,025,017)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $160,905,664
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
  ^ All or a portion of this security is on loan.
(+) As of August 31, 2004, one security representing $2,036,867 and 1.3% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $7,550,387 of
securities on loan (identified cost, $156,773,445)              $168,930,681
-----------------------------------------------------------------------------------------------------
Cash                                                                     340
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                      764,463
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                       83,739
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    319,035
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                  52,378
-----------------------------------------------------------------------------------------------------
Other assets                                                             720
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $170,151,356
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                   $987,523
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   333,703
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                         7,762,971
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                       2,858
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          7,153
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                         3,141
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                      22
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               4
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               148,317
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $9,245,692
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $160,905,664
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $159,683,527
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                   12,157,037
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (10,882,879)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                      (52,021)
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $160,905,664
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  10,738,643
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                     $67,414,889
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,391,670
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $15.35
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.35)                                                  $16.29
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $73,394,746
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,988,674
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.71
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $15,990,409
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               1,090,748
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.66
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                        $460,014
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  29,336
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.68
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $3,029,761
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 197,937
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.31
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $615,845
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  40,278
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.29
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

NET INVESTMENT INCOME (LOSS)
Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                         $2,468,848
-----------------------------------------------------------------------------------------------------
  Interest                                                              68,651
-----------------------------------------------------------------------------------------------------
  Other#                                                                52,378
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                               (14,180)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $2,575,697
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $1,046,418
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                11,931
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          291,575
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                               232,701
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                               758,117
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               165,279
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                8,150
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  360
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    180
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    13,450
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                         57,960
-----------------------------------------------------------------------------------------------------
  Printing                                                              73,305
-----------------------------------------------------------------------------------------------------
  Postage                                                               16,921
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         38,086
-----------------------------------------------------------------------------------------------------
  Legal fees                                                             4,249
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        109,991
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $2,828,673
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (2,121)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                             (197)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $2,826,355
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                         $(250,658)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                          $17,253,129
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                          2,488
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                     $17,255,617
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                      $(2,283,964)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies             (219)
-----------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign
currency translation                                                                      $(2,284,183)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                          $14,971,434
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $14,720,776
-----------------------------------------------------------------------------------------------------

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                                 2004                       2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss                                                 $(250,658)                $(157,917)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                              17,255,617                (6,593,906)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                               (2,284,183)               20,395,735
-------------------------------------------------------------  --------------              ------------
Increase in net assets from operations                            $14,720,776               $13,643,912
-------------------------------------------------------------  --------------              ------------
Net increase (decrease) in net assets from fund share
transactions                                                       $1,733,217              $(10,654,181)
-------------------------------------------------------------  --------------              ------------
Total increase in net assets                                      $16,453,993                $2,989,731
-------------------------------------------------------------  --------------              ------------

NET ASSETS

At beginning of period                                           $144,451,671              $141,461,940
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $52,021 and $63,317, respectively)                       $160,905,664              $144,451,671
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                                YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
CLASS A                                                  2004             2003           2002             2001           2000

Net asset value, beginning of period                   $13.97           $12.51         $15.15           $18.82         $17.87
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                              $0.03            $0.04          $0.00+++         $0.02          $0.02
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       1.35             1.42          (2.38)           (3.69)          2.26
-----------------------------------------------------  ------           ------         ------           ------         ------
Total from investment operations                        $1.38            $1.46         $(2.38)          $(3.67)         $2.28
-----------------------------------------------------  ------           ------         ------           ------         ------
Less distributions declared to shareholders from
net realized gain on investments and foreign
currency transactions                                     $--              $--         $(0.26)             $--         $(1.33)
-----------------------------------------------------  ------           ------         ------           ------         ------
Net asset value, end of period                         $15.35           $13.97         $12.51           $15.15         $18.82
-----------------------------------------------------  ------           ------         ------           ------         ------
Total return (%)(+)                                      9.88^^          11.67         (16.00)          (19.50)         13.76
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                                YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
CLASS A (CONTINUED)                                      2004             2003           2002             2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               1.38             1.47           1.37             1.32           1.28
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                    0.22             0.29           0.03             0.12           0.13
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        116              121            100               78             74
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)             $67,415          $53,704        $50,366          $63,319        $73,910
-----------------------------------------------------------------------------------------------------------------------------

(S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of
    Independent Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                   $0.03^             $--            $--              $--          $0.01
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               1.38^              --             --               --           1.32
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                    0.22^              --             --               --           0.09
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS B                                                 2004             2003             2002           2001            2000

Net asset value, beginning of period                  $13.48           $12.14           $14.81         $18.52          $17.72
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                              $(0.06)          $(0.04)          $(0.09)        $(0.09)         $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      1.29             1.38            (2.32)         (3.62)           2.22
---------------------------------------------------  -------           ------           ------         ------          ------
Total from investment operations                       $1.23            $1.34           $(2.41)        $(3.71)          $2.13
---------------------------------------------------  -------           ------           ------         ------          ------
Less distributions declared to shareholders
from net realized gain on investments and
foreign currency transactions                            $--              $--           $(0.26)           $--          $(1.33)
---------------------------------------------------  -------           ------           ------         ------          ------
Net asset value, end of period                        $14.71           $13.48           $12.14         $14.81          $18.52
---------------------------------------------------  -------           ------           ------         ------          ------
Total return (%)                                        9.12^^          11.04           (16.57)        (20.03)          12.98
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                              2.02             2.12             2.02           1.97            1.96
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (0.43)           (0.36)           (0.62)         (0.53)          (0.55)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       116              121              100             78              74
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $73,395          $75,007          $73,146        $91,455        $111,380
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.06)^            $--              $--            $--             $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              2.02^              --               --             --              --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (0.43)^             --               --             --              --
-----------------------------------------------------------------------------------------------------------------------------
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                                YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
CLASS C                                                  2004             2003             2002           2001           2000

Net asset value, beginning of period                   $13.43           $12.10           $14.76         $18.46         $17.67
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                               $(0.06)          $(0.04)          $(0.09)        $(0.09)        $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       1.29             1.37            (2.31)         (3.61)          2.21
----------------------------------------------------  -------           ------           ------         ------         ------
Total from investment operations                        $1.23            $1.33           $(2.40)        $(3.70)         $2.12
----------------------------------------------------  -------           ------           ------         ------         ------
Less distributions declared to shareholders from
net realized gain on investments and foreign
currency transactions                                     $--              $--           $(0.26)           $--         $(1.33)
----------------------------------------------------  -------           ------           ------         ------         ------
Net asset value, end of period                         $14.66           $13.43           $12.10         $14.76         $18.46
----------------------------------------------------  -------           ------           ------         ------         ------
Total return (%)                                         9.16^^          10.99           (16.56)        (20.04)         12.96
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               2.02             2.12             2.02           1.97           1.96
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.43)           (0.35)           (0.62)         (0.52)         (0.55)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        116              121              100             78             74
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)             $15,990          $15,325          $17,521        $22,081        $20,432
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                    $(0.06)^            $--              $--            $--            $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               2.02^              --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.43)^             --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                                YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
CLASS I                                                  2004             2003             2002           2001           2000

Net asset value, beginning of period                   $14.22           $12.69           $15.31         $18.95         $17.93
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                              $0.09            $0.08            $0.06          $0.08          $0.08
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       1.37             1.45            (2.42)         (3.72)          2.27
---------------------------------------------------  --------           ------           ------         ------         ------
Total from investment operations                        $1.46            $1.53           $(2.36)        $(3.64)         $2.35
---------------------------------------------------  --------           ------           ------         ------         ------
Less distributions declared to shareholders from
net realized gain on investments and foreign
currency transactions                                     $--              $--           $(0.26)           $--         $(1.33)
---------------------------------------------------  --------           ------           ------         ------         ------
Net asset value, end of period                         $15.68           $14.22           $12.69         $15.31         $18.95
---------------------------------------------------  --------           ------           ------         ------         ------
Total return (%)                                        10.27^^          12.06           (15.70)        (19.21)         14.12
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               1.03             1.12             1.02           0.97           0.97
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                    0.56             0.65             0.38           0.47           0.45
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        116              121              100             78             74
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                $460             $398             $428           $486           $554
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment income                                   $0.09^             $--              $--            $--            $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               1.03^              --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                    0.56^              --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                        YEAR ENDED             PERIOD ENDED
CLASS R1**                                                               8/31/04                8/31/03*
Net asset value, beginning of period                                      $13.96                 $12.02
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                                          $0.02                 $(0.00)+++
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          1.33                   1.94###
----------------------------------------------------------------------  --------                 ------
Total from investment operations                                           $1.35                  $1.94
----------------------------------------------------------------------  --------                 ------
Net asset value, end of period                                            $15.31                 $13.96
----------------------------------------------------------------------  --------                 ------
Total return (%)                                                            9.67^^                16.14++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.49                   1.74+
-------------------------------------------------------------------------------------------------------
Net investment income                                                       0.13                  (0.04)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           116                    121
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $3,030                    $17
-------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                      $0.02^                   $--
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.49^                    --
-------------------------------------------------------------------------------------------------------
Net investment income                                                       0.13^                    --
-------------------------------------------------------------------------------------------------------
  *  For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 **  Effective November 3, 2003, Class R shares have been renamed Class R1 shares.
  +  Annualized.
 ++  Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  ^ The reimbursement impact per share amount and the ratios were less than $0.01 and 0.01%, respectively.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                   PERIOD ENDED
CLASS R2                                                             8/31/04*

Net asset value, beginning of period                                  $14.57
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                             $0.03
----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                      0.69###
------------------------------------------------------------------  --------
Total from investment operations                                       $0.72
------------------------------------------------------------------  --------
Net asset value, end of period                                        $15.29
------------------------------------------------------------------  --------
Total return (%)                                                        4.94++^^
----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                              1.80+
----------------------------------------------------------------------------
Net investment income                                                   0.27+
----------------------------------------------------------------------------
Portfolio turnover                                                       116
----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $616
----------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                  $0.03^
----------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                              1.80^+
----------------------------------------------------------------------------
Net investment income                                                   0.27^+
----------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  ^ The reimbursement impact per share amount and the ratios were less than
    $0.01 and 0.01%, respectively.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

 SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $630 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $1,491 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, wash sales and capital losses.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

During the year ended August 31, 2004, accumulated net investment loss decreased by $261,954, accumulated net realized loss on investments and foreign currency transactions increased by $2,487, and paid-in capital decreased by $259,467 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                    $(10,383,451)
          ----------------------------------------------------------
          Unrealized appreciation                        11,657,609
          ----------------------------------------------------------
          Other temporary differences                       (52,021)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2011.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets             0.65%
          ----------------------------------------------------------
          Average net assets in excess of $500 million         0.55%
          ----------------------------------------------------------

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is $4,204 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $2,061 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004, transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $52,378 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $13,450, equivalent to 0.0083% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,704 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                              0.10%          0.75%          0.75%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%          0.25%          0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
August 31, 2004 amounted to:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                  $2,592           $832           $319             $8            $14
-----------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                            CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates             0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

Certain Class A, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                        CLASS A        CLASS B        CLASS C

Contingent Deferred Sales Charges
Imposed                                  $1,192       $130,526         $1,022
-----------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $165,943 for shareholder services which equated to 0.1025% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $31,575 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $181,710,351 and $182,942,896, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                               $157,272,873
          ----------------------------------------------------------
          Gross unrealized appreciation                 $16,585,801
          ----------------------------------------------------------
          Gross unrealized depreciation                  (4,927,993)
          ----------------------------------------------------------
          Net unrealized appreciation                   $11,657,808
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Year ended 8/31/04                  Year ended 8/31/03
                                           SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES

Shares sold                               1,920,069        $28,691,770        1,098,510        $13,829,346
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (1,372,319)       (21,034,291)      (1,281,219)       (15,706,599)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     547,750         $7,657,479         (182,709)       $(1,877,253)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                               1,298,612        $18,903,690        1,136,225        $13,674,207
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (1,875,435)       (27,742,705)      (1,594,020)       (18,851,858)
-----------------------------------------------------------------------------------------------------------
Net decrease                               (576,823)       $(8,839,015)        (457,795)       $(5,177,651)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 241,139         $3,496,748          215,541         $2,588,515
-----------------------------------------------------------------------------------------------------------
Shares reacquired                          (291,465)        (4,264,486)        (522,037)        (6,134,419)
-----------------------------------------------------------------------------------------------------------
Net decrease                                (50,326)         $(767,738)        (306,496)       $(3,545,904)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                   7,449           $113,720            6,948            $87,434
-----------------------------------------------------------------------------------------------------------
Shares reacquired                            (6,092)           (93,354)         (12,684)          (157,063)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                       1,357            $20,366           (5,736)          $(69,629)
-----------------------------------------------------------------------------------------------------------

                                                Year ended 8/31/04                  Year ended 8/31/03*
                                             SHARES            AMOUNT            SHARES            AMOUNT
CLASS R1 SHARES

Shares sold                                 431,299         $6,712,888            1,239            $16,256
-----------------------------------------------------------------------------------------------------------
Shares reacquired                          (234,601)        (3,650,907)              --                 --
-----------------------------------------------------------------------------------------------------------
Net increase                                196,698         $3,061,981            1,239            $16,256
-----------------------------------------------------------------------------------------------------------

                                                Year ended 8/31/04**
                                             SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                  79,265         $1,178,842
-------------------------------------------------------------------------
Shares reacquired                           (38,987)          (578,698)
-------------------------------------------------------------------------
Net increase                                 40,278           $600,144
-------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $796, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (formerly MFS Research Growth and Income Fund) (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Boston, Massachusetts
October 8, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard Law
                                                                        School (education), John Olin
                                                                        Visiting Professor (since July
                                                                        2002); Secretary of Economic
                                                                        Affairs, The Commonwealth of
                                                                        Massachusetts (January 2002 to
                                                                        December 2002); Fidelity
                                                                        Investments, Vice Chairman (June
                                                                        2000 to December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser), President
                                                                        (March 1997 to July 2001); The Bank
                                                                        of New York (financial services),
                                                                        Director; Bell Canada Enterprises
                                                                        (telecommunications), Director;
                                                                        Telesat (satellite communications),
                                                                        Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/ Director
                                                                        (since April 2001); Encinitos
                                                                        Ventures (private investment
                                                                        company), Principal (1997 to April
                                                                        2001); Lincoln Electric Holdings,
                                                                        Inc. (welding equipment
                                                                        manufacturer), Director; Southwest
                                                                        Gas Corporation (natural gas
                                                                        distribution company), Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President; Wellfleet
                                                                        Investments (investor in health
                                                                        care companies), Managing General
                                                                        Partner (since 1993); Cambridge
                                                                        Nutraceuticals (professional
                                                                        nutritional products), Chief
                                                                        Executive Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel and
                                                                        Secretary (since April 2004); Hale
                                                                        and Dorr LLP (law firm) (prior to
                                                                        April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002); The
                                                                        Bank of New York, Senior Vice
                                                                        President (September 2000 to July
                                                                        2002); Lexington Global Asset
                                                                        Managers, Inc., Executive Vice
                                                                        President and Chief Financial
                                                                        Officer (prior to September 2000);
                                                                        Lexington Funds, Chief Financial
                                                                        Officer (prior to September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principle federal law governing investment companies like the fund. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA  02116-3741             225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at
http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             RGI-ANN-10/04 26M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. J. Atwood Ives and Ms. Amy B. Lane, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Ives and Ms. Lane are "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant ("Funds"), and Ernst & Young LLP ("E&Y") to serve in this capacity for other Funds of the Registrant. In addition, Deloitte and E&Y may provide non-audit related services to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2004 and 2003, audit fees billed to the Funds by Deloitte were as follows:

                                                       Registrant's
                                                        Audit Fees
         Fees billed by Deloitte:                       2004     2003
                                                        ----     ----

             MFS Cash Reserve Fund                   $21,400  $20,600
             MFS Managed Sectors Fund                 32,300   31,100
                                                     -------  -------
                       TOTAL                         $53,700  $51,700

For the fiscal years ended August 31, 2004 and 2003, audit fees billed to the Funds by E&Y were as follows:

                                                       Registrant's
                                                        Audit Fees
        Fees billed by E&Y:                           2004        2003
                                                      ----        ----
            MFS Core Growth Fund                   $30,600     $28,850
            MFS New Discovery Fund                  30,600      28,850
            MFS Core Equity Fund                    30,600      28,850
            MFS Research International Fund         32,600      30,720
            MFS Strategic Growth Fund               30,600      28,850
            MFS Technology Fund                     30,600      28,850
            MFS Value Fund                          30,600      28,850
                                                  --------    --------
                Total                             $216,200    $203,820

For the fiscal years ended August 31, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Funds, MFS and MFS Related Entities were as follows:

                                                                                                              Total
                                      Audit-Related Fees(1)        Tax Fees(2)     All Other Fees(3)     Non-Audit Fees
Fees billed by Deloitte:                2004          2003       2004      2003     2004      2003       2004       2003
                                        ----          ----       ----      ----     ----      ----       ----       ----
MFS Cash Reserve Fund                    $0            $0       $3,000    $2,200     $0        $0       $3,000      $2,200
MFS Managed Sectors Fund                  0             0        5,900     4,900      0         0        5,900       4,900
                                          -             -       -----     -----       -         -        -----       -----
TOTAL FEES BILLED BY DELOITTE TO FUNDS   $0            $0       $8,900    $7,100     $0        $0       $8,900      $7,100
To MFS and MFS Related Entities        759,500       181,500    35,000    37,629   $96,815   133,933    891,315     353,062
                                      --------      --------   -------   -------   -------  --------   --------    --------
       TOTAL FEES BILLED              $759,500      $181,500   $43,900   $44,729   $96,815  $133,933   $900,215    $360,162

For the fiscal years ended August 31, 2004 and 2003, fees billed by E&Y for audit-related, tax and other services provided to the Registrant, MFS and MFS Related Entities were as follows:

                                       Audit-Related                          All Other             Total
                                           Fees(1)         Tax Fees(2)         Fees(3)          Non-Audit Fees

                                        2004    2003      2004      2003      2004    2003      2004      2003
                                        ----    ----      ----      ----      ----    ----      ----      ----
Fees billed by E&Y:
MFS Core Growth Fund                      $0      $0    $5,390    $5,245        $0      $0    $5,390    $5,245
MFS New Discovery Fund                     0       0     5,390     5,245         0       0     5,390     5,245
MFS Core Equity Fund                       0       0     5,390     5,245         0       0     5,390     5,245
MFS Research International Fund            0       0     5,690     5,575         0       0     5,690     5,575
MFS Strategic Growth Fund                  0       0     5,390     5,245         0       0     5,390     5,245
MFS Technology Fund                        0       0     5,390     5,245         0       0     5,390     5,245
MFS Value Fund                             0       0     5,390     5,245         0       0     5,390     5,245
                                        ----    ----   -------   -------      ----    ----   -------   -------
    TOTAL FEES BILLED BY E&Y TO FUND      $0      $0   $38,030   $37,045        $0      $0   $38,030   $37,045
To MFS and MFS Related Entities            0       0     7,000         0         0       0     7,000         0
                                        ----    ----   -------   -------      ----    ----   -------   -------
       TOTAL FEES BILLED                  $0      $0   $45,030   $37,045        $0      $0   $45,030   $37,045
                                        ----    ----   -------   -------      ----    ----   -------   -------

(1) There were no Audit-Related services provided to the Funds by either Deloitte or E&Y for the fiscal years ended August
    31, 2004 and 2003. Audit-Related Fees paid to Deloitte for MFS and MFS Related Entities includes fees for internal control reviews. There were no Audit-Related services provided to MFS and MFS Related Entities by E&Y.

(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. For both Deloitte and E&Y this category includes fees for tax compliance, tax planning, and tax advice. For Deloitte, tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, and tax advice related to income recognition and distribution policies. For E&Y, tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, tax advice, and sales tax training.

(3) For Deloitte, All Other Fees include fees for services related to financial information system implementation, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles. For E&Y, there were no All Other Fee services provided to the Fund, MFS or MFS
    Related Entities for the fiscal years ended August 31, 2004 and 2003.

ITEM 4(E)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

         Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Registrant. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments for each series of the Registrant is included as part of the report to stockholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Series Trust I, Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which they relate, and (iii) identify the class and number of shares held by the shareholder.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a -3(c) under the Act) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I


By (Signature and Title)*      ROBERT J. MANNING
                               ------------------------------------------------
                               Robert J. Manning, President

Date: October 25, 2004
      ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*      ROBERT J. MANNING
                               ------------------------------------------------
                               Robert J. Manning, President
                               (Principal Executive Officer)

Date: October 25, 2004
      ----------------

By (Signature and Title)*      RICHARD M. HISEY
                               ------------------------------------------------
                               Richard M. Hisey, Treasurer (Principal Financial
                               Officer and Accounting Officer)

Date: October 25, 2004
      ----------------

* Print name and title of each signing officer under his or her signature.